Exhibit 99.2


                            SUPPLEMENTAL INDENTURE

                           DATED AS OF APRIL 1, 2005

                                      TO

                    INDENTURE OF MORTGAGE AND DEED OF TRUST

                            DATED AS OF MAY 1, 1921


                                  ___________


                    THE CONNECTICUT LIGHT AND POWER COMPANY

                                      TO

                     DEUTSCHE BANK TRUST COMPANY AMERICAS
                        (F/K/A BANKERS TRUST COMPANY),
                                    TRUSTEE


                                  ___________


                    2005 SERIES A BONDS, DUE APRIL 1, 2015
                    2005 SERIES B BONDS, DUE APRIL 1, 2035





      SUPPLEMENTAL INDENTURE, dated as of the first day of April, 2005 between THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called "Company"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (F/K/A BANKERS TRUST COMPANY), a corporation organized and existing under the laws of the State of New York (hereinafter called "Trustee").

      WHEREAS, the Company heretofore duly executed, acknowledged and delivered to the Trustee a certain Indenture of Mortgage and Deed of Trust dated as of May 1, 1921, and seventy-two Supplemental Indentures thereto dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July 1,
1935, September 1, 1936, October 20, 1936, December 1, 1936, December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945, October 1, 1945,
November 1, 1949, December 1, 1952, December 1, 1955, January
1, 1958, February 1, 1960, April 1, 1961, September 1, 1963, April 1,
1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1, 1969,
January 1, 1970, October 1, 1970, December 1, 1971, August 1, 1972, April 1, 1973, March 1, 1974, February 1, 1975, September 1, 1975,
May 1, 1977, March 1, 1978, September 1, 1980, October 1, 1981,
June 30, 1982, October 1, 1982, July 1, 1983, January 1, 1984,
October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987, November 1, 1987, April 1, 1988, November 1, 1988, June 1, 1989,
September 1, 1989, December 1, 1989, April 1, 1992, July 1, 1992,
October 1, 1992, July 1, 1993, July 1, 1993, December 1, 1993,
February 1, 1994, February 1, 1994, June 1, 1994, October 1, 1994,
June 1, 1996, January 1, 1997, May 1, 1997, June 1, 1997, June 1, 1997,
May 1, 1998, May 1, 1998, September 1, 2004 and September 1, 2004
(said Indenture of Mortgage and Deed of Trust (i) as heretofore amended, being hereinafter generally called the "Mortgage Indenture," and (ii) together with said Supplemental Indentures thereto, being hereinafter generally called the "Mortgage"), all of which have been issued and to be issued for the purposes and in the manner therein provided, of which Mortgage this Supplemental Indenture is intended to be made a part, as fully as if therein recited at length;

      WHEREAS, the Company by appropriate and sufficient corporate action in conformity with the provisions of the Mortgage has duly determined to create a further series of bonds under the Mortgage to be designated "First and Refunding Mortgage 5.000% Bonds, 2005 Series A" (hereinafter generally referred to as the "bonds of 2005 Series A"), to consist of fully registered bonds containing terms and provisions duly fixed and determined by the Board of Directors of the Company and expressed in this Supplemental Indenture, such fully registered bonds and the Trustee's certificate of its authentication thereof to be substantially in the forms thereof respectively set forth in Schedule A-1 appended hereto and made a part hereof; and

      WHEREAS, the execution and delivery of this Supplemental
Indenture and the issue of not in excess of One Hundred Million Dollars ($100,000,000) in aggregate principal amount of bonds of 2005 Series A and other necessary actions have been duly authorized by the Board of Directors of the Company; and

      WHEREAS, the Company by appropriate and sufficient corporate action in conformity with the provisions of the Mortgage has duly determined to create a further series of bonds under the Mortgage to be designated "First and Refunding Mortgage 5.625% Bonds, 2005 Series B" (hereinafter generally referred to as the "bonds of 2005 Series B"), to consist of fully registered bonds containing terms and provisions duly fixed and determined by the Board of Directors of the Company and expressed in this Supplemental Indenture, such fully registered bonds and the Trustee's certificate of its authentication thereof to be substantially in the forms thereof respectively set forth in Schedule A-2 appended hereto and made a part hereof; and

      WHEREAS, the execution and delivery of this Supplemental Indenture and the issue of not in excess of One Hundred Million Dollars
($100,000,000) in aggregate principal amount of bonds of 2005 Series B and other necessary actions have been duly authorized by the Board of Directors of the Company; and

      WHEREAS, the Company proposes to execute and deliver this Supplemental Indenture to provide for the issue of the bonds of 2005 Series A and the bonds of 2005 Series B and to confirm the lien of the Mortgage on the property referred to below, all as permitted by Section
14.01 of the Mortgage Indenture;  and

      WHEREAS, the Company proposes to effect the amendments to the Mortgage Indenture hereinafter specified; and

      WHEREAS, upon the issuance of the bonds of 2005 Series A and the bonds of 2005 Series B, all applicable requirements of the Mortgage with respect to effecting such amendments will have been complied with, including consent to such amendments by the holders of not less than 66-2/3% in aggregate principal amount of the bonds outstanding; and

      WHEREAS, the Company has purchased, constructed or otherwise acquired certain additional property not specifically described in the Mortgage but which is and is intended to be subject to the lien thereof, and proposes specifically to subject such additional property to the lien of the Indenture at this time; and

      WHEREAS, the Company proposes to execute and deliver this Supplemental Indenture to provide for the issue of the bonds of 2005 Series A and the bonds of 2005 Series B, to effect such amendments to the Mortgage Indenture, to subject such additional property to the lien of the Mortgage and to confirm the lien of the Mortgage on the Property referred to below, all as permitted by Sections 14.01 and 14.03 of the Mortgage Indenture; and

      WHEREAS, all acts and things necessary to constitute this Supplemental Indenture a valid, binding and legal instrument and to make the bonds of 2005 Series A and the bonds of 2005 Series B, when executed by the Company and authenticated by the Trustee valid, binding and legal obligations of the Company have been authorized and performed;

      NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE OF MORTGAGE AND DEED OF TRUST WITNESSETH:

      That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage, according to their tenor and effect, and according to the terms of the Mortgage and this Supplemental Indenture, and to secure the performance of the covenants and obligations in said bonds and in the Mortgage and this Supplemental Indenture respectively contained, and for the better assuring and confirming unto the Trustee, its successor or successors and its or their assigns, upon the trusts and for the purposes expressed in the Mortgage and this Supplemental Indenture, all and singular the hereditaments, premises, estates and property of the Company thereby conveyed or assigned or intended so to be, or which the Company may thereafter have become bound to convey or assign to the Trustee, as security for said bonds (except such hereditaments, premises, estates and property as shall have been disposed of or released or withdrawn from the lien of the Mortgage and this Supplemental Indenture, in accordance with the provisions thereof and subject to alterations, modifications and changes in said hereditaments, premises, estates and property as permitted under the provisions thereof), the Company, for and in consideration of the premises and the sum of One Dollar ($1.00) to it in hand paid by the Trustee, the receipt whereof is hereby acknowledged, and of other valuable considerations, has granted, bargained, sold, assigned, mortgaged, pledged, transferred, set over, aliened, enfeoffed, released, conveyed and confirmed, and by these presents does grant, bargain, sell, assign, mortgage, pledge, transfer, set over, alien, enfeoff, release, convey and confirm unto said Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Trustee, and its successor or successors in the trusts created by the Mortgage and this Supplemental Indenture, and its and their assigns, all of said hereditaments, premises, estates and property (except and subject as aforesaid), as fully as though described at length herein, including, without limitation of the foregoing, the property, rights and privileges of the Company described or referred to in Schedule B hereto.

      Together with all plants, buildings, structures, improvements and machinery located upon said real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof described or referred to in Schedule B or intended so to be, or in any wise appertaining thereto, and the reversions, remainders, rents, issues and profits thereof, and also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances; except and subject as aforesaid.

      TO HAVE AND TO HOLD all and singular the property, rights and privileges hereby granted or mentioned or intended so to be, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successor or successors in the trust created by the Mortgage and this Supplemental Indenture, and its and their assigns, forever, and with like effect as if the above described property, rights and privileges had been specifically described at length in the Mortgage and this Supplemental Indenture.

      Subject, however, to permitted liens, as defined in the Mortgage
Indenture.

      IN TRUST, NEVERTHELESS, upon the terms and trusts of the Mortgage and this Supplemental Indenture for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Mortgage and this Supplemental Indenture (and subject to any sinking fund that may heretofore have been or hereafter be created for the benefit of any particular series).

      And it is hereby covenanted that all such bonds of 2005 Series A and bonds of 2005 Series B are to be issued, authenticated and delivered, and that the mortgaged premises are to be held by the Trustee, upon and subject to the trusts, covenants, provisions and conditions and for the uses and purposes set forth in the Mortgage and this Supplemental Indenture and upon and subject to the further covenants, provisions and conditions and for the uses and purposes hereinafter set forth, as follows, to wit:

                                  ARTICLE 1.



                 FORM AND PROVISIONS OF BONDS OF 2005 SERIES A

      SECTION 1.01 DESIGNATION; AMOUNT. The bonds of 2005 Series A shall be designated "First and Refunding Mortgage 5.000% Bonds, 2005 Series A" and, subject to Section 2.08 of the Mortgage Indenture, shall not exceed One Hundred Million Dollars ($100,000,000) in aggregate principal amount at any one time outstanding. The initial issue of the bonds of 2005 Series A may be effected upon compliance with the applicable provisions of the Mortgage Indenture.

      SECTION 1.02. FORM OF BONDS OF 2005 SERIES A. The bonds of 2005 Series A shall be issued only in fully registered form without coupons in denominations of One Thousand Dollars ($1,000) and multiples thereof.

      The bonds of 2005 Series A and the certificate of the Trustee upon said bonds shall be substantially in the forms thereof respectively set forth in Schedule A-1 appended hereto.

      SECTION 1.03. PROVISIONS OF BONDS OF 2005 SERIES A; INTEREST ACCRUAL. The bonds of 2005 Series A shall mature on April 1, 2015, and shall bear interest, payable semiannually on the first day of April and October of each year, commencing October 1, 2005 at the rate specified in their title, until the Company's obligation in respect of the principal thereof shall be discharged; and shall be payable both as to principal and interest at the office or agency of the Company in the Borough of Manhattan, New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. The interest on the bonds of 2005 Series A, whether in temporary or definitive form, shall be payable without presentation of such bonds; and only to or upon the written order of the registered holders thereof of record at the applicable record date. The bonds of 2005 Series A shall be callable for redemption in whole or in part according to the terms and provisions herein in Article 3.

      Each bond of 2005 Series A shall be dated as of April 7, 2005 and shall bear interest on the principal amount thereof from the interest payment date next preceding the date of authentication thereof by the Trustee to which interest has been paid on the bonds of 2005 Series A, or if the date of authentication thereof is prior to October 1, 2005, then from April 7, 2005, or if the date of authentication thereof be an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date. Interest on the bonds of 2005 Series A shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and with respect to any period less than a full month, on the basis of the actual number of days elapsed in such period.

      The person in whose name any bond of 2005 Series A is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then such defaulted interest shall be paid to the person in whose name such bond is registered on a subsequent record date for the payment of defaulted interest if one shall have been established as hereinafter provided and otherwise on the date of payment of such defaulted interest. A subsequent record date may be established by the Company by notice mailed to the owners of bonds of 2005 Series
A not less than ten (10) days preceding such record date, which record date shall not be more than thirty (30) days prior to the subsequent interest payment date. The term "record date" as used in this Section with respect to any regular interest payment (i.e., April 1 or October 1) shall mean the March 15 or September 15, as the case may be, next preceding such interest payment date, or if such March
15 or September 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

      SECTION 1.04. TRANSFER AND EXCHANGE OF BONDS OF 2005 SERIES A. The bonds of 2005 Series A may be surrendered for registration of transfer as provided in Section 2.06 of the Mortgage Indenture at the office or agency of the Company in the Borough of Manhattan, New York, New York, and may be surrendered at said office for exchange for a like aggregate principal amount of bonds of 2005 Series A of other authorized denominations. Notwithstanding the provisions of Section 2.06 of the Mortgage Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration of transfer of bonds of 2005 Series A or for the exchange of any bonds of 2005 Series A for bonds of other authorized denominations.

      SECTION 1.05. CONSENT TO AMENDMENT AND RESTATEMENT OF MORTGAGE INDENTURE. Each holder of a bond of 2005 Series A, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to the amendment and restatement of the Mortgage Indenture in the form set forth in Schedule C appended hereto and made a part hereof.

                                  ARTICLE 2.

                 FORM AND PROVISIONS OF BONDS OF 2005 SERIES B

      SECTION 2.01. DESIGNATION; AMOUNT. The bonds of 2005 Series B shall be designated "First and Refunding Mortgage 5.625% Bonds, 2005 Series B" and, subject to Section 2.08 of the Mortgage Indenture, shall not exceed One Hundred Million Dollars ($100,000,000) in aggregate principal amount at any one time outstanding. The initial issue of the bonds of 2005 Series B may be effected upon compliance with the applicable provisions of the Mortgage Indenture.

      SECTION 2.02. FORM OF BONDS OF 2005 SERIES B. The bonds of 2005 Series B shall be issued only in fully registered form without coupons in denominations of One Thousand Dollars ($1,000) and multiples thereof.

      The bonds of 2005 Series B and the certificate of the Trustee upon said bonds shall be substantially in the forms thereof respectively set forth in Schedule A-2 appended hereto.

      SECTION 2.03. PROVISIONS OF BONDS OF 2005 SERIES B; INTEREST ACCRUAL. The bonds of 2005 Series B shall mature on April 1, 2035, and shall bear interest, payable semiannually on the first day of April and October of each year, commencing October 1, 2005 at the rate specified in their title, until the Company's obligation in respect of the principal thereof shall be discharged; and shall be payable both as to principal and interest at the office or agency of the Company in the Borough of Manhattan, New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. The interest on the bonds of 2005 Series B, whether in temporary or definitive form, shall be payable without presentation of such bonds; and only to or upon the written order of the registered holders thereof of record at the applicable record date. The bonds of 2005 Series B shall be callable for redemption in whole or in part according to the terms and provisions herein in Article 3.

      Each bond of 2005 Series B shall be dated as of April 7, 2005 and shall bear interest on the principal amount thereof from the interest payment date next preceding the date of authentication thereof by the Trustee to which interest has been paid on the bonds of 2005 Series B, or if the date of authentication thereof is prior to October 1, 2005, then from April 7, 2005, or if the date of authentication thereof be an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date. Interest on the bonds of 2005 Series B shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and with respect to any period less than a full month, on the basis of the actual number of days elapsed in such period.

      The person in whose name any bond of 2005 Series B is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then such defaulted interest shall be paid to the person in whose name such bond is registered on a subsequent record date for the payment of defaulted interest if one shall have been established as hereinafter provided and otherwise on the date of payment of such defaulted interest. A subsequent record date may be established by the Company by notice mailed to the owners of bonds of 2005 Series B not less than ten (10) days preceding such record date, which record date shall not be more than thirty (30) days prior to the subsequent interest payment date. The term "record date" as used in this Section with respect to any regular interest payment (i.e., April 1 or October 1) shall mean the March 15 or September 15, as the case may be, next preceding such interest payment date, or if such March 15 or September 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

      SECTION 2.04. TRANSFER AND EXCHANGE OF BONDS OF 2005 SERIES B. The bonds of 2005 Series B may be surrendered for registration of transfer as provided in Section 2.06 of the Mortgage Indenture at the office or agency of the Company in the Borough of Manhattan, New York, New York, and may be surrendered at said office for exchange for a like aggregate principal amount of bonds of 2005 Series B of other authorized denominations. Notwithstanding the provisions of Section
2.06 of the Mortgage Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration of transfer of bonds of 2005 Series B or for the exchange of any bonds of 2005 Series B for bonds of other authorized denominations.

      SECTION 2.05. CONSENT TO AMENDMENT AND RESTATEMENT OF MORTGAGE INDENTURE. Each holder of a bond of 2005 Series B, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to the amendment and restatement of the Mortgage Indenture in the form set forth in Schedule C appended hereto and made a part hereof.

                                  ARTICLE 3.

        REDEMPTION OF BONDS OF 2005 SERIES A AND BONDS OF 2005 SERIES B

      SECTION 3.01. REDEMPTION OF BONDS OF 2005 SERIES A. The bonds of 2005 Series A are subject to redemption prior to maturity, as a whole at any time or in part from time to time, in accordance with the provisions of the Mortgage, upon not less than thirty (30) days and not more than sixty (60) days prior notice (which notice may be made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption) given by mail as provided in the Mortgage, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the bonds being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in
Section 3.03), plus 10 basis points, plus, in each case, accrued and unpaid interest on the principal amount of the bonds being redeemed to the date of redemption (the "Redemption Date").

      So long as the bonds are registered in the name of The Depository Trust Company, as depositary ("DTC"), its nominee or a successor depositary, if the Company elects to redeem less than all of the bonds, DTC's practice is to determine by lot the amount of the interest of each direct participant, in the bonds of such series to be redeemed.
At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular bonds, or portions of them, to be redeemed.

      Notice of redemption shall be given by mail to the holders of bonds, which, as long as the bonds are held in the book-entry only system, will be DTC, its nominee or a successor depositary. On and after the date fixed for redemption (unless the Company defaults in the payment of the redemption price and interest accrued thereon to such date), interest on the bonds of such series, or the portions of them so called for redemption, shall cease to accrue.

      The bonds of 2005 Series A are not otherwise subject to redemption.

      SECTION 3.02. REDEMPTION OF BONDS OF 2005 SERIES B. The bonds of 2005 Series B are subject to redemption prior to maturity, as a whole at any time or in part from time to time, in accordance with the provisions of the Mortgage, upon not less than thirty (30) days and not more than sixty (60) days prior notice (which notice may be made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption) given by mail as provided in the Mortgage, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the bonds being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in
Section 3.03), plus 15 basis points, plus, in each case, accrued and unpaid interest on the principal amount of the bonds being redeemed to the date of redemption (the "Redemption Date").

      So long as the bonds are registered in the name of The Depository Trust Company, as depositary ("DTC"), its nominee or a successor depositary, if the Company elects to redeem less than all of the bonds, DTC's practice is to determine by lot the amount of the interest of each direct participant, in the bonds of such series to be redeemed.
At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular bonds, or portions of them, to be redeemed.

      Notice of redemption shall be given by mail to the holders of bonds, which, as long as the bonds are held in the book-entry only system, will be DTC, its nominee or a successor depositary. On and after the date fixed for redemption (unless the Company defaults in the payment of the redemption price and interest accrued thereon to such date), interest on the bonds of such series, or the portions of them so called for redemption, shall cease to accrue.

      The bonds of 2005 Series B are not otherwise subject to redemption.

      SECTION 3.03. DEFINITIONS APPLICABLE TO REDEMPTION PROVISIONS. As used in this Article 3:

      "Comparable Treasury Issue" means the United State Treasury security selected by an Independent Investment Banker as having an actual maturity comparable to the remaining term of the bonds being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such bonds.

      "Comparable Treasury Price" means with respect to any Redemption Date (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

      "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company.

      "Reference Treasury Dealer" means any four primary U.S.
Government securities dealers in The City of New York selected by the Company.

      "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York time, on the third business day preceding such Redemption Date.

      "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated on the third business day preceding the date fixed for redemption.

                                  ARTICLE 4.



                AMENDMENT AND RESTATEMENT OF MORTGAGE INDENTURE

      SECTION 4.01.   AMENDMENT OF GRANTING AND RELATED CLAUSES.
Effective contemporaneously with the issuance of the bonds of 2005 Series A and the bonds of 2005 Series B, the granting and related clauses of the Mortgage Indenture, are amended as follows:

      (i) The paragraph of the Mortgage Indenture that appears as the initial paragraph on page 1 of the printed copies of the Composite of the Mortgage Indenture (including all Amendments to May 1, 1967)
(hereinafter referred to as the "Composite Mortgage") is amended to read as follows:

      "THIS INDENTURE, dated as of the first day of May, 1921, between THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation of the State of Connecticut (hereinafter called "Company"), party of the first part, and DEUTSCHE BANK TRUST COMPANY AMERICAS, f/k/a BANKERS TRUST COMPANY, as Trustee, a corporation organized and existing under the laws of the State of New York (hereinafter called "Trustee"), party of the second part, Witnesseth:"

      (ii)  The "Now, Therefore, . . ." paragraph of the Mortgage
Indenture that appears as the "Now, Therefore, . . ." paragraph on page 1 of the Composite Mortgage is amended to read as follows:

      "Now, Therefore, This Indenture Witnesseth, that the Company, for and in consideration of the premises and the sum of $1.00 to it in hand paid by the Trustee, the receipt whereof is hereby acknowledged, and of other valuable considerations, in order to secure the payment of the principal and interest of all said bonds according to their tenor, and the faithful performance of the covenants herein contained, has granted, bargained, sold, assigned, mortgaged, pledged, transferred, set over, aliened, enfeoffed, released, conveyed and confirmed, and by these presents does grant, bargain, sell, assign, mortgage, pledge, transfer, set over, alien, enfeoff, release, convey and confirm unto the Deutsche Bank Trust Company Americas, Trustee, f/k/a Bankers Trust Company, as Trustee, and its successor or successors in the trust hereby created, and its and their assigns, all the following described property, rights, privileges, and franchises of the Company, viz:"

      (iii) The six paragraphs of the Mortgage Indenture that appear as the six paragraphs beginning with the paragraph beginning "Also all real estate . . ." on pages 1, 2 and 3 of the Composite Mortgage are deleted and the following paragraphs are substituted therefor:

      "Also all real estate, easements, rights-of-way, water rights, riparian rights, flowage rights, dams, ponds, lakes, reservoirs, canals, water-ways, gas plants and systems, substations, transformer houses, tunnels, subways, bridges, viaducts, locks, ware-houses, store-houses, tool houses, dwelling houses, out-houses, buildings, structures, plants, machinery and apparatus, gates, valves, piping, pumps, furnaces, boilers, engines, steam engines, gas engines, rotary converters, transformers, switches, switch-boards, appliances, equipment, tools, fixtures, electric transmission lines and systems, telephone lines and systems, gas distribution lines and systems, telephone lines and systems, towers, poles, cross-arms, insulators, cables, wires, conduits, ducts, man-holes, devices, motors, meters, lamps, shops, trucks, automobiles, wagons, vehicles, instruments, and, except as herein otherwise provided, all property, real and personal of whatsoever character, and wherever situated, and all rights, privileges, and franchises, now or at any time hereafter acquired, owned, held or possessed by the Company.

      Expressly excepting and excluding, however, from the Lien of this Mortgage all right, title and interest of the Company in and to the following property, whether now owned or hereafter acquired (herein prior to the Second Effective Date sometimes called "Excepted Property"); provided, however, that on and after the Second Effective Date the term Excepted Property shall mean the property specified in
Section 1601(b), and the remainder of this paragraph shall automatically cease to be of any further force or effect:

      (a) all stocks, bonds or other obligations of persons other than corporations, and all other securities, unless the same shall be deposited by the Company with the Trustee as provided in the Mortgage;

      (b) all rights and claims (other than with respect to the Mortgaged Property), patents, patent rights and other similar rights, agreements, contracts, accounts receivable, notes and bills receivable, judgments and other evidences of indebtedness not specifically assigned to and pledged with the Trustee hereunder;

      (c) electricity, gas, water, electric and gas appliances, stock in trade, materials, supplies and other products generated, manufactured, produced, purchased, or otherwise acquired for the purpose of sale and/or resale, transmission, distribution, storage or use in the usual course of business or the operation of any of the properties of the Company;

      (d) coal, natural gas, timber, lumber, crops, minerals, mineral rights and other products of land owned by the Company, in each case not in the ground;

      (e) office furniture and equipment, small tools and equipment and machinery of portable size, and vehicles and vessels of every sort, together with all equipment and supplies necessary to the operation and maintenance of such vehicles and vessels;

      (f) all rents, tolls, earnings, profits, revenues, dividends and income then or thereafter arising from any property, other than the Mortgaged Property, then or thereafter owned, leased or operated by the Company;

      (g) all leasehold interests, permits, licenses and similar rights, whether then owned or thereafter acquired by the Company, which are intended to be hereby conveyed, transferred or assigned and which may not be legally so conveyed, transferred or assigned, or which cannot be so conveyed, transferred or assigned without the consent of other parties whose consent is not secured or without subjecting the Trustee to a liability not otherwise contemplated by the provisions of the Mortgage or which otherwise may not be hereby lawfully and/or effectively granted, conveyed, mortgaged, transferred and assigned by the Company; and

      (h) the last day of the term of each leasehold estate (oral or written, or any agreement therefor) then owned or thereafter acquired by the Company;

      provided, however, that at any time prior to the Second Effective Date, but not thereafter (i) if upon the occurrence of any Event of Default the Trustee or any receiver or trustee or any governmental subdivision, body or agency appointed or acting pursuant to statutory provision or order of court shall have entered into possession of the Mortgaged Property or a substantial part thereof (other than securities and cash forming a part of the Mortgaged Property), the property hereinabove released from the lien hereof shall immediately become subject to the lien hereof to the extent permitted by law;
(ii) whenever all Events of Default shall have been cured and the possession of the Mortgaged Property (other than securities and cash forming a part thereof) shall have been restored to the Company, any property of the character described in this paragraph so restored to the Company shall again be excepted and excluded from the Lien of the Mortgage to the extent hereinabove set forth; and (iii) to the extent not prohibited by any other provision of the Mortgage, nothing contained in the release herein provided for shall prevent the Company, prior to any such entry, from selling, assigning, transferring, pledging or otherwise disposing of property of the character thereby released from the Lien hereof by this provision and in any such case the title, possession or other rights of the purchaser, assignee or transferee thereof shall be free and clear of such Lien as would otherwise attach under the Mortgage in the event of such entry."

      (iv) The "TO HAVE AND TO HOLD . . ." paragraph of the Mortgage Indenture that appears as the "TO HAVE AND TO HOLD . . ." paragraph on page 4 of the Composite Mortgage is amended to read as follows:

      "TO HAVE AND TO HOLD all and singular the property, rights, privileges and franchises hereby granted or mentioned or intended so to be, together with all and singular the reversions, remainders, rents, revenues, incomes, issues and profits, privileges and appurtenances, now or hereafter belonging or in anywise appertaining thereto, unto the Trustee and its successors in the trust hereby created and its and their assigns, forever, other than in every case Excepted Property."

      (v) The "But in trust, nevertheless, . . ." paragraph of the Mortgage Indenture that appears as the "But in trust, nevertheless,
.. . ." paragraph on page 4 of the Composite Mortgage is amended to read as follows:

      "But in trust, nevertheless, for the equal and proportionate benefit and security of all present and future holders of the bonds and coupons issued and to be issued hereunder and secured by this indenture, and to secure the payments of such bonds and the interest thereon when payable in accordance with the provisions thereof or hereof, and to secure the performance of and compliance with the covenants and conditions of this indenture without preference, priority or distinction as to lien or otherwise of any one bond over any other bond by reason of priority in the issue or negotiation thereof, and under and subject to the provisions and conditions and for the uses and purposes hereinafter set forth."

      (vi)  The "And it is hereby covenanted and agreed . . ."
paragraph of the Mortgage Indenture that appears as the "And it is hereby covenanted and agreed . . ." paragraph on page 4 of the Composite Mortgage is amended to read as follows:

      "IT IS HEREBY COVENANTED AND AGREED by and between the Company and the Trustee that all the Securities are to be authenticated and delivered, and that the Mortgaged Property is to be held, subject to the further covenants, conditions and trusts hereinafter set forth, and the Company hereby covenants and agrees to and with the Trustee, for the equal and ratable benefit of all holders of the Securities, as follows:"

      SECTION 4.02. SUBSTITUTION OF NEW ARTICLES ONE THROUGH SIXTEEN. Effective contemporaneously with the issuance of the bonds of 2005 Series A and the bonds of 2005 Series B, Articles 1 through 15 of the Mortgage Indenture, as heretofore amended, are deleted and new Articles One through Sixteen, set out in Schedule C appended hereto and made a part hereof, are substituted therefor.

                                  ARTICLE 5.



                                 MISCELLANEOUS

      SECTION 5.01. BENEFITS OF SUPPLEMENTAL INDENTURE AND BONDS OF 2005 SERIES A AND BONDS OF 2005 SERIES B. Nothing in this Supplemental Indenture, or in the bonds of 2005 Series A or the bonds of 2005 Series B, expressed or implied, is intended to or shall be construed to give to any person or corporation other than the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or of any covenant, condition or provision herein contained. All the covenants, conditions and provisions hereof are and shall be for the sole and exclusive benefit of the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture.

      SECTION 5.02. EFFECT OF TABLE OF CONTENTS AND HEADINGS. The table of contents and the description headings of the several Articles and Sections of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning, construction or effect of the same.

      SECTION 5.03. COUNTERPARTS. For the purpose of facilitating the recording hereof, this Supplemental Indenture may be executed in any number of counterparts, each of which shall be and shall be taken to be an original and all collectively but one instrument.

      IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused these presents to be executed by its Vice President and Treasurer and its corporate seal to be hereunto affixed, duly attested by its Secretary, and Deutsche Bank Trust Company Americas has caused these presents to be executed by a Vice President and its corporate seal to be hereunto affixed, duly attested by an Assistant Vice President, as of the day and year first above written.

 [Remainder of page intentionally left blank; signature pages follow]


Attest:                           THE CONNECTICUT LIGHT AND
/s/ O. Kay Comendul               POWER COMPANY
Name:  O. Kay Comendul            By: /s/ Randy A. Shoop
Title:  Secretary                 Name:  Randy A. Shoop
                                  Title:  Vice President and Treasurer

  (SEAL)                          Signed, sealed and delivered in the
                                  presence of:

                                  /s/ Jane Seidl
                                  Jane Seidl

                                  /s/ Sharon Walter
                                  Sharon Walter


STATE OF CONNECTICUT          )
                              ) ss.: Berlin
COUNTY OF HARTFORD            )

      On this 31st day of March, 2005 before me, Lisa Barlow, the undersigned officer, personally appeared Randy A. Shoop and O. Kay Comendul, who acknowledged themselves to be Vice President and Treasurer and Secretary, respectively, of THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation, and that they, as such Vice President and Treasurer and Secretary, being authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by themselves as Vice President and Treasurer and Secretary, and as their free act and deed.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                  /s/ Lisa Barlow
                                  Lisa Barlow
                                  Notary Public
                                  My commission expires March 31, 2006


Attest:                              DEUTSCHE BANK TRUST COMPANY
/s/ Rodney Gaughan                   AMERICAS f/k/a BANKERS TRUST
Name:  Rodney Gaughan                COMPANY, TRUSTEE
Title:  Assistant Vice President     By: /s/ Susan Johnson
                                     Name:  Susan Johnson
                                     Title:  Vice President


            (SEAL)                   Signed, sealed and delivered in
                                     the presence of:


                                     /s/ David Rocco
                                     David Rocco

                                     /s/ Victor Carniero
                                     Victor Carneiro

STATE OF NEW YORK             )
                              ) ss.:New York
COUNTY OF NEW YORK            )

      On this 30th day of March, 2005 before me, Annie Jaghatspanyan, the undersigned officer, personally appeared Susan Johnson and Rodney Gaughan who acknowledged themselves to be a Vice President and an Assistant Vice President, respectively, of DEUTSCHE BANK TRUST COMPANY AMERICAS f/k/a BANKERS TRUST COMPANY, a corporation, and that they, as such Susan Johnson and such Rodney Gaughan, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as Vice President and Assistant Vice President, and as their free act and deed.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                 /s/ Annie Jaghatspanyan
                                 Notary Public
                                 My commission expires July 30, 2005
                                 Annie Jaghatspanyan
                                 Notary Public, State of New York
                                 No. 01JA6062022
                                 Qualified in New York County


                                 SCHEDULE A-1


                        [FORM OF BOND OF 2005 SERIES A]


No.   $

      THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE MORTGAGE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE AND HEREIN, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

      Unless this Global Security is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to The Connecticut Light and Power Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                    THE CONNECTICUT LIGHT AND POWER COMPANY

            Incorporated under the Laws of the State of Connecticut

            FIRST AND REFUNDING MORTGAGE 5.000% BOND, 2005 SERIES A

                          PRINCIPAL DUE APRIL 1, 2015

      FOR VALUE RECEIVED, THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called the Company), hereby promises to pay to _______________________, or registered assigns, the principal sum of
_____________________ dollars, on the first day of April, 2015 and to pay interest, including overdue interest, on said sum, semiannually on the first days of April and October in each year, commencing October 1, 2005 until the Company's obligation with respect to said principal sum shall be discharged, at the rate per annum specified in the title of this bond from the interest payment date next preceding the date of authentication hereof to which interest has been paid on the bonds of this series, or if the date of authentication hereof is prior to October 1, 2005, then from April 7, 2004, or if the date of authentication hereof is an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date. Both principal and interest shall be payable at the office or agency of the Company in the Borough of Manhattan, New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Interest on the bonds of 2005 Series A shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and with respect to any period less than a full month, on the basis of the actual number of days elapsed for such period.

      Each installment of interest hereon (other than overdue interest) shall be payable to the person who shall be the registered owner of this bond at the close of business on the record date, which shall be the March 15 or September 15, as the case may be, next preceding the interest payment date, or, if such March 15 or September 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York, are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

      Reference is hereby made to the further provisions of this bond set forth on the reverse hereof, including without limitation provisions in regard to the call and redemption and the registration of transfer and exchangeability of this bond, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

      This bond shall not become or be valid or obligatory until the certificate of authentication hereon shall have been signed by Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company and hereinafter with its successors as defined in the Mortgage hereinafter referred to, generally called the Trustee), or by such a successor.

       IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused this bond to be executed in its corporate name and on its behalf by its __________ by his signature or a facsimile thereof, and its corporate seal to be affixed or imprinted hereon and attested by the manual or facsimile signature of its __________.


Dated as of April 7, 2005.            THE CONNECTICUT LIGHT AND
                                      POWER COMPANY

                                      By:______________________________
                                         Name:
                                         Title:

                                      Attest:__________________________
                                             Name:
                                             Title:


                        [FORM OF TRUSTEE'S CERTIFICATE]


      Deutsche Bank Trust Company Americas hereby certifies that this bond is one of the bonds described in the within mentioned Mortgage.


                         DEUTSCHE BANK TRUST COMPANY
                         AMERICAS f/k/a BANKERS TRUST
                         COMPANY, TRUSTEE

                         By:____________________________________
                            Name:
                            Title:  Authorized Officer

Dated _____________, 20__


                          [FORM OF BOND]

                                   [REVERSE]

                    THE CONNECTICUT LIGHT AND POWER COMPANY

            FIRST AND REFUNDING MORTGAGE 5.000% BOND, 2005 SERIES A


      This bond is one of an issue of bonds of the Company, of an unlimited authorized amount of coupon bonds or registered bonds without coupons, or both, known as its First and Refunding Mortgage Bonds, all issued or to be issued in one or more series, and is one of a series of said bonds limited in principal amount to One Hundred Million Dollars ($100,000,000), consisting only of registered bonds without coupons and designated "First and Refunding Mortgage 5.000% Bonds, 2005 Series A," all of which bonds are issued or are to be issued under, and equally and ratably secured by, a certain Indenture of Mortgage and Deed and Trust dated as of May 1, 1921, and by seventy-three Supplemental Indentures dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July
1, 1935, September 1, 1936, October 20, 1936, December 1, 1936,
December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945,
October 1, 1945, November 1, 1949, December 1, 1952, December 1, 1955, January 1, 1958, February 1, 1960, April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1, 1969, January 1, 1970, October 1, 1970, December 1, 1971, August
1, 1972, April 1, 1973, March 1, 1974, February 1, 1975, September 1,
1975, May 1, 1977, March 1, 1978, September 1, 1980, October 1, 1981,
June 30, 1982, October 1, 1982, July 1, 1983, January 1, 1984, October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987, November
1, 1987, April 1, 1988, November 1, 1988, June 1, 1989, September 1,
1989, December 1, 1989, April 1, 1992, July 1, 1992, October 1, 1992,
July 1, 1993, July 1, 1993, December 1, 1993, February 1, 1994,
February 1, 1994, June 1, 1994, October 1, 1994, June 1, 1996, January 1, 1997, May 1, 1997, June 1, 1997, June 1, 1997, May 1, 1998, May 1,
1998, September 1, 2004, September 1, 2004 and April 1, 2005 (said Indenture of Mortgage and Deed of Trust and Supplemental Indentures being collectively referred to herein as the "Mortgage"), all executed by the Company to Deutsche Bank Trust Company Americas f/k/a Bankers Trust Company, as Trustee, all as provided in the Mortgage to which reference is made for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds may be issued and are secured; but neither the foregoing reference to the Mortgage nor any provision of this bond or of the Mortgage shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay at the maturities herein provided the principal of and interest on this bond as herein provided. The principal of this bond may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the happening of an event of default as in the Mortgage provided.

      This bond is transferable by the registered holder hereof in person or by attorney upon surrender hereof at the office or agency of the Company in the Borough of Manhattan, New York, New York, together with a written instrument of transfer in approved form, signed by the holder, and a new bond or bonds of this series for a like principal amount in authorized denominations will be issued in exchange, all as provided in the Mortgage. Prior to due presentment for registration of transfer of this bond the Company and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof, whether or not this bond be overdue, for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

      This bond is exchangeable at the option of the registered holder hereof upon surrender hereof, at the office or agency of the Company in the Borough of Manhattan, New York, New York, for an equal principal amount of bonds of this series of other authorized denominations, in the manner and on the terms provided in the Mortgage.

      Bonds of this series are to be issued initially under a book-entry only system and, except as hereinafter provided, registered in the name of The Depository Trust Company, New York, New York ("DTC") or its nominee, which shall be considered to be the holder of all bonds of this series for all purposes of the Mortgage, including, without limitation, payment by the Company of principal of and interest on such bonds of this series and receipt of notices and exercise of rights of holders of such bonds of this series. There shall be a single bond of this series which shall be immobilized in the custody of DTC with the owners of book-entry interests in bonds of this series ("Book-Entry Interests") having no right to receive bonds of this series in the form of physical securities or certificates. Ownership of Book-Entry Interests shall be shown by book-entry on the system maintained and operated by DTC, its participants (the "Participants") and certain persons acting through the Participants. Transfers of ownership of Book-Entry Interests are to be made only by DTC and the Participants by that book-entry system, the Company and the Trustee having no responsibility therefor so long as bonds of this series are registered in the name of DTC or its nominee. DTC is to maintain records of positions of Participants in bonds of this series, and the Participants and persons acting through Participants are to maintain records of the purchasers and owners of Book-Entry Interests. If DTC or its nominee determines not to continue to act as a depository for the bonds of this series in connection with a book-entry only system, another depository, if available, may act instead and the single bond of this series will be transferred into the name of such other depository or its nominee, in which case the above provisions will continue to apply to the new depository. If the book-entry only system for bonds of this series is discontinued for any reason, upon surrender and cancellation of the single bond of this series registered in the name of the then depository or its nominee, new registered bonds of this series will be issued in authorized denominations to the holders of Book-Entry Interests in principal amounts coinciding with the amounts of Book-Entry Interests shown on the book-entry system immediately prior to the discontinuance thereof. Neither the Trustee nor the Company shall be responsible for the accuracy of the interests shown on that system.

      The bonds of 2005 Series A are subject to redemption prior to maturity, as a whole at any time or in part from time to time, in accordance with the provisions of the Mortgage, upon not less than thirty (30) days and not more than sixty (60) days prior notice (which notice may be made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption) given by mail as provided in the Mortgage, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the bonds being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 10 basis points, plus, in each case, accrued and unpaid interest on the principal amount of the bonds being redeemed to the date of redemption (the "Redemption Date").

      "Comparable Treasury Issue" means the United State Treasury security selected by an Independent Investment Banker as having an actual maturity comparable to the remaining term of the bonds being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such bonds.

      "Comparable Treasury Price" means with respect to any Redemption Date (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

      "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company.

      "Reference Treasury Dealer" means any four primary U.S. Government securities dealers in The City of New York selected by the Company.

      "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York time, on the third business day preceding such Redemption Date.

      "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated on the third business day preceding the date fixed for redemption.

      So long as the bonds are registered in the name of The Depository Trust Company, as depositary ("DTC"), its nominee or a successor depositary, if the Company elects to redeem less than all of the bonds, DTC's practice is to determine by lot the amount of the interest of each direct participant, in the bonds of such series to be redeemed.
At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular bonds, or portions of them, to be redeemed.

      Notice of redemption shall be given by mail to the holders of bonds, which, as long as the bonds are held in the book-entry only system, will be DTC, its nominee or a successor depositary. On and after the date fixed for redemption (unless the Company defaults in the payment of the redemption price and interest accrued thereon to such date), interest on the bonds of such series, or the portions of them so called for redemption, shall cease to accrue.

      The Mortgage provides that the Company and the Trustee, with consent of the holders of not less than 66-2/3% in aggregate principal amount of the bonds at the time outstanding which would be affected by the action proposed to be taken, may by supplemental indenture add any provisions to or change or eliminate any of the provisions of the Mortgage or modify the rights of the holders of the bonds and coupons issued thereunder; provided, however, that without the consent of the holder hereof no such supplemental indenture shall affect the terms of payment of the principal of or interest or premium on this bond, or reduce the aforesaid percentage of the bonds the holders of which are required to consent to such a supplemental indenture, or permit the creation by the Company of any mortgage or pledge or lien in the nature thereof ranking prior to or equal with the lien of the Mortgage or deprive the holder hereof of the lien of the Mortgage on any of the property which is subject to the lien thereof.

      As set forth in the Supplemental Indenture establishing the terms and series of the bonds of this series, each holder of a bond, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, has and has been deemed to have consented, without the need for any further action or consent by such holder, to the amendment and restatement of the Mortgage in the form set forth in Schedule C appended to such Supplemental Indenture and made a part thereof (the "Amended and Restated Indenture"). By virtue of such consents by holders of not less than 66-2/3% of the bonds outstanding and pursuant to the terms of the Mortgage, the Amended and Restated Indenture is now in full force and effect.

      No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, to any incorporator, or any past, present or future stockholder, officer or director of the Company, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company in respect to this bond is hereby expressly waived and released by every holder hereof.


                              SCHEDULE A-2


                        [FORM OF BOND OF 2005 SERIES B]


No.   $

      THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE MORTGAGE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE AND HEREIN, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY
TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

      Unless this Global Security is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to The Connecticut Light and Power Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                    THE CONNECTICUT LIGHT AND POWER COMPANY

            Incorporated under the Laws of the State of Connecticut

            FIRST AND REFUNDING MORTGAGE 5.625% BOND, 2005 SERIES B

                          PRINCIPAL DUE APRIL 1, 2035

      FOR VALUE RECEIVED, THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called the Company), hereby promises to pay to _______________________, or registered assigns, the principal sum of
_____________________ dollars, on the first day of April, 2035 and to pay interest, including overdue interest, on said sum, semiannually on the first days of April and October in each year, commencing October 1, 2005 until the Company's obligation with respect to said principal sum shall be discharged, at the rate per annum specified in the title of this bond from the interest payment date next preceding the date of authentication hereof to which interest has been paid on the bonds of this series, or if the date of authentication hereof is prior to October 1, 2005, then from April 7, 2004, or if the date of authentication hereof is an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date. Both principal and interest shall be payable at the office or agency of the Company in the Borough of Manhattan, New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Interest on the bonds of 2005 Series B shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and with respect to any period less than a full month, on the basis of the actual number of days elapsed for such period.

      Each installment of interest hereon (other than overdue interest) shall be payable to the person who shall be the registered owner of this bond at the close of business on the record date, which shall be the March 15 or September 15, as the case may be, next preceding the interest payment date, or, if such March 15 or September 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York, are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

      Reference is hereby made to the further provisions of this bond set forth on the reverse hereof, including without limitation provisions in regard to the call and redemption and the registration of transfer and exchangeability of this bond, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

      This bond shall not become or be valid or obligatory until the certificate of authentication hereon shall have been signed by Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company and hereinafter with its successors as defined in the Mortgage hereinafter referred to, generally called the Trustee), or by such a successor.

      IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused this bond to be executed in its corporate name and on its behalf by its __________ by his signature or a facsimile thereof, and its corporate seal to be affixed or imprinted hereon and attested by the manual or facsimile signature of its __________.


Dated as of April 7, 2005.


                             THE CONNECTICUT LIGHT AND
                             POWER COMPANY

                             By:____________________________________
                                Name:
                                Title:


                             Attest:

                             _______________________________________
                             Name:
                             Title:


                        [FORM OF TRUSTEE'S CERTIFICATE]


      Deutsche Bank Trust Company Americas hereby certifies that this bond is one of the bonds described in the within mentioned Mortgage.


                         DEUTSCHE BANK TRUST COMPANY
                         AMERICAS f/k/a BANKERS TRUST
                         COMPANY, TRUSTEE

                         By:____________________________________
                            Name:
                            Title:  Authorized Officer

Dated _____________, 20__



                               [FORM OF BOND]

                                   [REVERSE]

                    THE CONNECTICUT LIGHT AND POWER COMPANY

            FIRST AND REFUNDING MORTGAGE 5.625% BOND, 2005 SERIES B


      This bond is one of an issue of bonds of the Company, of an unlimited authorized amount of coupon bonds or registered bonds without coupons, or both, known as its First and Refunding Mortgage Bonds, all issued or to be issued in one or more series, and is one of a series of said bonds limited in principal amount to One Hundred Million Dollars ($100,000,000), consisting only of registered bonds without coupons and designated "First and Refunding Mortgage 5.625% Bonds, 2005 Series B," all of which bonds are issued or are to be issued under, and equally and ratably secured by, a certain Indenture of Mortgage and Deed and Trust dated as of May 1, 1921, and by seventy-three Supplemental Indentures dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July
1, 1935, September 1, 1936, October 20, 1936, December 1, 1936,
December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945,
October 1, 1945, November 1, 1949, December 1,1952, December 1, 1955, January 1, 1958, February 1, 1960, April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1, 1969, January 1, 1970, October 1, 1970, December 1, 1971, August 1,
1972, April 1, 1973, March 1, 1974, February 1, 1975, September 1,
1975, May 1, 1977, March 1, 1978, September 1, 1980, October 1, 1981,
June 30, 1982, October 1, 1982, July 1, 1983, January 1, 1984, October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987, November 1,
1987, April 1, 1988, November 1, 1988, June 1, 1989, September 1, 1989,
December 1, 1989, April 1, 1992, July 1, 1992, October 1, 1992, July 1,
1993, July 1, 1993, December 1, 1993, February 1, 1994, February 1, 1994, June 1, 1994, October 1, 1994, June 1, 1996, January 1, 1997,
May 1, 1997, June 1, 1997, June 1, 1997, May 1, 1998, May 1, 1998,
September 1, 2004, September 1, 2004 and April 1, 2005 (said Indenture of Mortgage and Deed of Trust and Supplemental Indentures being collectively referred to herein as the "Mortgage"), all executed by the Company to Deutsche Bank Trust Company Americas f/k/a Bankers Trust Company, as Trustee, all as provided in the Mortgage to which reference is made for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds may be issued and are secured; but neither the foregoing reference to the Mortgage nor any provision of this bond or of the Mortgage shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay at the maturities herein provided the principal of and interest on this bond as herein provided. The principal of this bond may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the happening of an event of default as in the Mortgage provided.

      This bond is transferable by the registered holder hereof in person or by attorney upon surrender hereof at the office or agency of the Company in the Borough of Manhattan, New York, New York, together with a written instrument of transfer in approved form, signed by the holder, and a new bond or bonds of this series for a like principal amount in authorized denominations will be issued in exchange, all as provided in the Mortgage. Prior to due presentment for registration of transfer of this bond the Company and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof, whether or not this bond be overdue, for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

      This bond is exchangeable at the option of the registered holder hereof upon surrender hereof, at the office or agency of the Company in the Borough of Manhattan, New York, New York, for an equal principal amount of bonds of this series of other authorized denominations, in the manner and on the terms provided in the Mortgage.

      Bonds of this series are to be issued initially under a book-entry only system and, except as hereinafter provided, registered in the name of The Depository Trust Company, New York, New York ("DTC") or its nominee, which shall be considered to be the holder of all bonds of this series for all purposes of the Mortgage, including, without limitation, payment by the Company of principal of and interest on such bonds of this series and receipt of notices and exercise of rights of holders of such bonds of this series. There shall be a single bond of this series which shall be immobilized in the custody of DTC with the owners of book-entry interests in bonds of this series ("Book-Entry Interests") having no right to receive bonds of this series in the form of physical securities or certificates. Ownership of Book-Entry Interests shall be shown by book-entry on the system maintained and operated by DTC, its participants (the "Participants") and certain persons acting through the Participants. Transfers of ownership of Book-Entry Interests are to be made only by DTC and the Participants by that book-entry system, the Company and the Trustee having no responsibility therefor so long as bonds of this series are registered in the name of DTC or its nominee. DTC is to maintain records of positions of Participants in bonds of this series, and the Participants and persons acting through Participants are to maintain records of the purchasers and owners of Book-Entry Interests. If DTC or its nominee determines not to continue to act as a depository for the bonds of this series in connection with a book-entry only system, another depository, if available, may act instead and the single bond of this series will be transferred into the name of such other depository or its nominee, in which case the above provisions will continue to apply to the new depository. If the book-entry only system for bonds of this series is discontinued for any reason, upon surrender and cancellation of the single bond of this series registered in the name of the then depository or its nominee, new registered bonds of this series will be issued in authorized denominations to the holders of Book-Entry Interests in principal amounts coinciding with the amounts of Book-Entry Interests shown on the book-entry system immediately prior to the discontinuance thereof. Neither the Trustee nor the Company shall be responsible for the accuracy of the interests shown on that system.

      The bonds of 2005 Series B are subject to redemption prior to maturity, as a whole at any time or in part from time to time, in accordance with the provisions of the Mortgage, upon not less than thirty (30) days and not more than sixty (60) days prior notice (which notice may be made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption) given by mail as provided in the Mortgage, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the bonds being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 15 basis points, plus, in each case, accrued and unpaid interest on the principal amount of the bonds being redeemed to the date of redemption (the "Redemption Date").

      "Comparable Treasury Issue" means the United State Treasury security selected by an Independent Investment Banker as having an actual maturity comparable to the remaining term of the bonds being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such bonds.

      "Comparable Treasury Price" means with respect to any Redemption Date (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

      "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company.

      "Reference Treasury Dealer" means any four primary U.S.
Government securities dealers in The City of New York selected by the Company.

      "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York time, on the third business day preceding such Redemption Date.

      "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated on the third business day preceding the date fixed for redemption.

      So long as the bonds are registered in the name of The Depository Trust Company, as depositary ("DTC"), its nominee or a successor depositary, if the Company elects to redeem less than all of the bonds, DTC's practice is to determine by lot the amount of the interest of each direct participant, in the bonds of such series to be redeemed. At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular bonds, or portions of them, to be redeemed.

      Notice of redemption shall be given by mail to the holders of bonds, which, as long as the bonds are held in the book-entry only system, will be DTC, its nominee or a successor depositary. On and after the date fixed for redemption (unless the Company defaults in the payment of the redemption price and interest accrued thereon to such date), interest on the bonds of such series, or the portions of them so called for redemption, shall cease to accrue.

      The Mortgage provides that the Company and the Trustee, with consent of the holders of not less than 66-2/3% in aggregate principal amount of the bonds at the time outstanding which would be affected by the action proposed to be taken, may by supplemental indenture add any provisions to or change or eliminate any of the provisions of the Mortgage or modify the rights of the holders of the bonds and coupons issued thereunder; provided, however, that without the consent of the holder hereof no such supplemental indenture shall affect the terms of payment of the principal of or interest or premium on this bond, or reduce the aforesaid percentage of the bonds the holders of which are required to consent to such a supplemental indenture, or permit the creation by the Company of any mortgage or pledge or lien in the nature thereof ranking prior to or equal with the lien of the Mortgage or deprive the holder hereof of the lien of the Mortgage on any of the property which is subject to the lien thereof.

      As set forth in the Supplemental Indenture establishing the terms and series of the bonds of this series, each holder of a bond, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, has and has been deemed to have consented, without the need for any further action or consent by such holder, to the amendment and restatement of the Mortgage in the form set forth in Schedule C appended to such Supplemental Indenture and made a part thereof (the "Amended and Restated Indenture"). By virtue of such consents by holders of not less than 66-2/3% of the bonds outstanding and pursuant to the terms of the Mortgage, the Amended and Restated Indenture is now in full force and effect.

      No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, to any incorporator, or any past, present or future stockholder, officer or director of the Company, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company in respect to this bond is hereby expressly waived and released by every holder hereof.

                        SCHEDULE B


           [PROPERTY SUBJECT TO THE LIEN OF THE MORTGAGE]

                          SCHEDULE C


      [FORM OF AMENDED AND RESTATED MORTGAGE INDENTURE]




            COMPOSITE (INCLUDING ALL AMENDMENTS TO APRIL 1, 2005)


               ________________________________________________

                    Indenture of Mortgage and Deed of Trust


                            Dated as of May 1, 1921

                              __________________


                    THE CONNECTICUT LIGHT AND POWER COMPANY


                                      TO


                     DEUTSCHE BANK TRUST COMPANY AMERICAS
                     F/K/A BANKERS TRUST COMPANY, TRUSTEE



                              __________________



              As Amended by Seventy-three Supplemental Mortgages

      (to and including Supplemental Mortgage dated as of April 1, 2005)

               ________________________________________________



      THIS INDENTURE, dated as of the first day of May, 1921, between THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation of the State of Connecticut (hereinafter called "Company"), party of the first part, and DEUTSCHE BANK TRUST COMPANY AMERICAS, f/k/a BANKERS TRUST COMPANY, as Trustee, a corporation organized and existing under the laws of the State of New York (hereinafter called "Trustee"), party of the second part, Witnesseth:

               (Recitals omitted, but remain applicable hereto.)


      Now, Therefore, This Indenture Witnesseth, that the Company, for and in consideration of the premises and the sum of $1.00 to it in hand paid by the Trustee, the receipt whereof is hereby acknowledged, and of other valuable considerations, in order to secure the payment of the principal and interest of all said bonds according to their tenor, and the faithful performance of the covenants herein contained, has granted, bargained, sold, assigned, mortgaged, pledged, transferred, set over, aliened, enfeoffed, released, conveyed and confirmed, and by these presents does grant, bargain, sell, assign, mortgage, pledge, transfer, set over, alien, enfeoff, release, convey and confirm unto the Deutsche Bank Trust Company Americas, Trustee, f/k/a Bankers Trust Company, as Trustee, and its successor or successors in the trust hereby created, and its and their assigns, all the following described property, rights, privileges, and franchises of the Company, viz:

      (All descriptions of real estate, rights, privileges and easements and all references to prior encumbrances have been omitted herein, but remain applicable hereto.)

      TOGETHER with all plants, buildings, structures, improvements and machinery located upon said real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof hereinbefore described or referred to or intended so to be, or in any wise appertaining thereto, and the reversions, remainders, rents, issues and profits thereof; also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances.

      TOGETHER with the following electrical transmission lines and distributing systems:

      (All descriptions of electrical transmission lines and distributing systems have been omitted herein, but remain applicable hereto.)

      Also all real estate, easements, rights-of-way, water rights, riparian rights, flowage rights, dams, ponds, lakes, reservoirs, canals, water-ways, gas plants and systems, substations, transformer houses, tunnels, subways, bridges, viaducts, locks, ware-houses, store-houses, tool houses, dwelling houses, out-houses, buildings, structures, plants, machinery and apparatus, gates, valves, piping, pumps, furnaces, boilers, engines, steam engines, gas engines, rotary converters, transformers, switches, switch-boards, appliances, equipment, tools, fixtures, electric transmission lines and systems, telephone lines and systems, gas distribution lines and systems, telephone lines and systems, towers, poles, cross-arms, insulators, cables, wires, conduits, ducts, man-holes, devices, motors, meters, lamps, shops, trucks, automobiles, wagons, vehicles, instruments, and, except as herein otherwise provided, all property, real and personal of whatsoever character, and wherever situated, and all rights, privileges, and franchises, now or at any time hereafter acquired, owned, held or possessed by the Company.

      Expressly excepting and excluding, however, from the Lien of this Mortgage all right, title and interest of the Company in and to the following property, whether now owned or hereafter acquired (herein prior to the Second Effective Date sometimes called "Excepted Property"); provided, however, that on and after the Second Effective Date the term Excepted Property shall mean the property specified in
Section 1601(b), and the remainder of this paragraph shall utomatically cease to be of any further force or effect:

      (a) all stocks, bonds or other obligations of persons other than corporations, and all other securities, unless the same shall be deposited by the Company with the Trustee as provided in the Mortgage;

      (b) all rights and claims (other than with respect to the Mortgaged Property), patents, patent rights and other similar rights, agreements, contracts, accounts receivable, notes and bills receivable, judgments and other evidences of indebtedness not specifically assigned to and pledged with the Trustee hereunder;

      (c) electricity, gas, water, electric and gas appliances, stock in trade, materials, supplies and other products generated, manufactured, produced, purchased, or otherwise acquired for the purpose of sale and/or resale, transmission, distribution, storage or use in the usual course of business or the operation of any of the properties of the Company;

      (d) coal, natural gas, timber, lumber, crops, minerals, mineral rights and other products of land owned by the Company, in each case not in the ground;

      (e) office furniture and equipment, small tools and equipment and machinery of portable size, and vehicles and vessels of every sort, together with all equipment and supplies necessary to the operation and maintenance of such vehicles and vessels;

      (f) all rents, tolls, earnings, profits, revenues, dividends and income then or thereafter arising from any property, other than the Mortgaged Property, then or thereafter owned, leased or operated by the Company;

      (g) all leasehold interests, permits, licenses and similar rights, whether then owned or thereafter acquired by the Company, which are intended to be hereby conveyed, transferred or assigned and which may not be legally so conveyed, transferred or assigned, or which cannot be so conveyed, transferred or assigned without the consent of other parties whose consent is not secured or without subjecting the Trustee to a liability not otherwise contemplated by the provisions of the Mortgage or which otherwise may not be hereby lawfully and/or effectively granted, conveyed, mortgaged, transferred and assigned by the Company; and

      (h) the last day of the term of each leasehold estate (oral or written, or any agreement therefor) then owned or thereafter acquired by the Company;

provided, however, that at any time prior to the Second Effective Date, but not thereafter (i) if upon the occurrence of any Event of Default the Trustee or any receiver or trustee or any governmental subdivision, body or agency appointed or acting pursuant to statutory provision or order of court shall have entered into possession of the Mortgaged Property or a substantial part thereof (other than securities and cash forming a part of the Mortgaged Property), the property hereinabove released from the lien hereof shall immediately become subject to the lien hereof to the extent permitted by law; (ii) whenever all Events of Default shall have been cured and the possession of the Mortgaged Property (other than securities and cash forming a part thereof) shall have been restored to the Company, any property of the character described in this paragraph so restored to the Company shall again be excepted and excluded from the Lien of the Mortgage to the extent hereinabove set forth; and (iii) to the extent not prohibited by any other provision of the Mortgage, nothing contained in the release herein provided for shall prevent the Company, prior to any such entry, from selling, assigning, transferring, pledging or otherwise disposing of property of the character thereby released from the Lien hereof by this provision and in any such case the title, possession or other rights of the purchaser, assignee or transferee thereof shall be free and clear of such Lien as would otherwise attach under the Mortgage in the event of such entry.

      It is the intention and it is hereby agreed that all property of the kind hereinbefore described acquired by the Company after the date hereof, shall, except as otherwise provided herein, be as fully embraced within the provisions of this indenture, and subject to the lien hereby created, as if the said property were now owned by the Company, and were specifically described herein and conveyed hereby.

      TO HAVE AND TO HOLD all and singular the property, rights, privileges and franchises hereby granted or mentioned or intended so to be, together with all and singular the reversions, remainders, rents, revenues, incomes, issues and profits, privileges and appurtenances, now or hereafter belonging or in anywise appertaining thereto, unto the Trustee and its successors in the trust hereby created and its and their assigns, forever, other than in every case Excepted
Property.

      But in trust, nevertheless, for the equal and proportionate benefit and security of all present and future holders of the bonds and coupons issued and to be issued hereunder and secured by this indenture, and to secure the payments of such bonds and the interest thereon when payable in accordance with the provisions thereof or hereof, and to secure the performance of and compliance with the covenants and conditions of this indenture without preference, priority or distinction as to lien or otherwise of any one bond over any other bond by reason of priority in the issue or negotiation thereof, and under and subject to the provisions and conditions and for the uses and purposes hereinafter set forth.

      And it is hereby covenanted that all such bonds, with the coupons for the interest thereon, are to be issued, authenticated and delivered, and that the mortgaged premises are to be held by the Trustee upon and subject to the following covenants, provisions and conditions and for the uses and purposes hereinafter set forth, as follows, to wit:

      IT IS HEREBY COVENANTED AND AGREED by and between the Company and the Trustee that all the Securities are to be authenticated and delivered, and that the Mortgaged Property is to be held, subject to the further covenants, conditions and trusts hereinafter set forth, and the Company hereby covenants and agrees to and with the Trustee, for the equal and ratable benefit of all holders of the Securities, as follows:

                                   ARTICLE 1



            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

      SECTION 101.    DEFINITIONS.

      For all purposes of this Mortgage, except as otherwise expressly provided or unless the context otherwise requires:

      (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

      (b) all terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

      (c) all terms used herein without definition which are defined in the Uniform Commercial Code of Connecticut as in effect on the First Effective Date shall have the meanings assigned to them therein;

      (d) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation or, at the election of the Company from time to time, at the First Effective Date; provided, however, that in determining generally accepted accounting principles applicable to the Company, effect shall be given, to the extent required, to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company; and provided, further, that to the extent the Company elects to use a computation that is not based on accounting principles that are generally accepted in the United States on the date of such computation, the Company shall so state and shall certify that such principles were in effect at the First Effective Date;

      (e) the table of contents and headings are for reference purposes only and shall not in any way affect the meaning or interpretation of this Mortgage.

      (f) The terms and provisions hereof that have no force or effect before the Second Effective Date shall not in any way affect the meaning or interpretation of any provisions hereof that shall be in effect on and after the First Effective Date and, correspondingly, the terms and provisions hereof that have no force and effect after the Second Effective Date shall not in any way affect the meaning or interpretation of any provisions hereof that shall be in effect on and after the Second Effective Date;

      (g) any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Mortgage; and

      (h) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Mortgage as a whole and not to any particular Article, Section or other subdivision.

      "ACCOUNTANT" means a person engaged in the accounting profession or otherwise qualified to pass on accounting matters (including, but not limited to, a Person certified or licensed as a public accountant, whether or not then engaged in the public accounting profession), which Person, unless required to be Independent, may be an employee or Affiliate of the Company.

      "ACT", when used with respect to any Holder of a Security, has the meaning specified in Section 105.

      "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct generally the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

      "AUTHENTICATING AGENT" means any Person or Persons (other than the Company or an Affiliate of the Company) authorized by the Trustee to act on behalf of the Trustee to authenticate the Securities of one or more series.

      "AUTHORIZED OFFICER" means the Chairman of the Board, the Vice Chairman, the President, any Vice President, the Treasurer, any Assistant Treasurer, or any other officer, manager or agent of the Company duly authorized pursuant to a Board Resolution to act in respect of matters relating to this Mortgage.

      "AVAILABLE CASH", at any time, shall mean all cash then held by, or deposited with, the Trustee other than cash so held or deposited pursuant to Section 307 or Article Eight.

      "BOARD OF DIRECTORS" means either the board of directors, board of managers or similar governing body of the Company or any committee thereof duly authorized to act in respect of matters relating to this Mortgage.

      "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary, an Assistant Secretary or an Authorized Officer of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "BUSINESS DAY", when used with respect to a Place of Payment or any other particular location specified in the Securities or this Mortgage, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location, or in the place in which the Corporate Trust Office is located, are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 301.

      "CAPITALIZED LEASE LIABILITIES" means, with respect to any Person, the amount, if any, shown as liabilities on such Person's unconsolidated balance sheet for capitalized leases of electric transmission and distribution property not owned by such Person, which amount shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which such Person is engaged.

      "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the First Effective Date such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time.

      "COMPANY" means the Person named as the "Company" in the first paragraph of this Mortgage until a successor Person shall have become such pursuant to the applicable provisions of this Mortgage, and thereafter "Company" shall mean such successor Person.

      "COMPANY ORDER" or "COMPANY REQUEST" mean, respectively, a written order or request, as the case may be, signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

      "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the First Effective Date is located at 60 Wall Street, 27th Floor, New York, New York 10005-2858.

      "CORPORATION" means a corporation, association, company, limited liability company, partnership, limited partnership, joint stock company or business trust, and references to "corporate" and other derivations of "corporation" herein shall be deemed to include appropriate derivations of such entities.

      "COST" with respect to Property Additions has the meaning specified in Section 102.

      "DEBT", with respect to any Person, means, without duplication,
(A)indebtedness of such Person for borrowed money evidenced by a bond, debenture, note or other written instrument or agreement by which such Person is obligated to repay such borrowed money, (B) any guaranty by such Person of any such indebtedness of another Person, and (C) any Capitalized Lease Liabilities of such Person. "Debt" does not include, among other things, (v) indebtedness of such person under any installment sale or conditional sale agreement or any other agreement relating to indebtedness for the deferred purchase price of property or services, (w) any trade obligation (including obligations under power or other commodity purchase agreements and any hedges or derivatives associated therewith), or other obligations of such Person in the ordinary course of business, (x) obligations of such Person under any lease agreement that are not Capitalized Lease Liabilities,
(y) any Liens securing indebtedness, neither assumed nor guaranteed by such Person nor on which it customarily pays interest, existing upon real estate or rights in or relating to real estate acquired by such Person for substation, transmission line, transportation line, distribution line or right of way purposes or (z) any Rate Reduction Bonds or other obligations which are non-recourse to such Person.

      "DEFAULTED INTEREST" has the meaning specified in Section 307.

      "DISCOUNT SECURITY" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 902. "Interest" with respect to a Discount Security means interest, if any, borne by such Security at a Stated Interest Rate.

      "DOLLAR" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

      "ELECTRIC UTILITY PROPERTY" means any facilities, machinery, equipment and fixtures for the transmission and distribution of electric energy, including switchyards, towers, substations, transformers, poles, lines, cable, conduits, ducts, conductors, meters, regulators and all other property of the Company, real or personal, or improvements, extensions, additions, renewals or replacements of the foregoing, in each case used or useful or to be used in or in connection with the business of transmitting and distributing electric energy of the character described in the Granting Clauses of this Mortgage, whether owned by the Company at the First Effective Date or hereafter acquired (other than Excepted Property with respect to all of the property described in this definition).

      "ELIGIBLE OBLIGATIONS" means:

      (a) with respect to Securities denominated in Dollars, Government Obligations or, if specified pursuant to Section 301 with respect to any Securities, other Investment Securities; or

      (b) with respect to Securities denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Securities, as contemplated by Section 301.

      "EVENT OF DEFAULT" has the meaning specified in Section 901.

      "EXCEPTED PROPERTY",

      (A) at any time prior to compliance by the Company with the requirements of Section 1601(b), the term "Excepted Property" has the meaning specified in the granting clauses of this Mortgage; provided, however, that on and after such compliance with Section 1601(b), the term "Excepted Property" shall have the meaning set forth in clause (B) below, and the definition of "Excepted Property" set forth in this clause (A) shall automatically cease to be of any further force or effect;

      (B) at any time after compliance by the Company with the requirements set forth in Section 1601(b), the term "Excepted Property" shall mean the property described below in this clause (B); provided, however, that until such compliance with Section 1601(b), the definition of the term "Excepted Property" set forth in this clause
(B) shall be of no force or effect but shall automatically become and be in full force and effect upon such compliance with Section 1601(b):

            (i) all cash on hand or in banks or other financial institutions, deposit accounts, securities accounts, shares of stock, interests in business trusts or general or limited partnerships or limited liability companies, bonds, notes, mortgages, other evidences of indebtedness and other securities, security entitlements and investment property, of whatsoever kind and nature, not hereafter paid or delivered to, deposited with or held by the Trustee hereunder or required so to be;

            (ii) all rights, contracts, leases, operating agreements and other agreements of whatsoever kind and nature; all contract rights, bills, notes and other instruments and chattel paper (except to the extent that any of the same constitute securities, security entitlements or investment property, in which case they are separately excepted from the Lien of this Mortgage under clause (i) above); all revenues, income and earnings, all accounts, accounts receivable, ights to payment, payment intangibles and unbilled revenues, transition property, and all rents, tolls, earnings, issues, product and profits, revenues, dividends, income, claims, credits, demands and judgments; all governmental and other licenses, permits, franchises, consents and allowances; and all patents, patent licenses and other patent rights, patent applications, trade names, trademarks, copyrights and other intellectual property; and all claims, credits, choses in action, commercial tort claims and other intangible property and general intangibles including, but not limited to, computer software;

            (iii) all automobiles, buses, trucks, truck cranes, tractors, trailers and similar vehicles and movable equipment; all rolling stock, rail cars and other railroad equipment; all vessels, boats, barges, and other marine equipment; all airplanes, helicopters, aircraft engines and other flight equipment; all parts, accessories and supplies used in connection with any of the foregoing; and all personal property of such character that the perfection of a security interest therein or other Lien thereon is not governed by the Uniform Commercial Code as in effect in the jurisdiction in which such property is located;

            (iv) all goods, stock in trade, wares, merchandise and inventory held for the purpose of sale or lease in the ordinary course of business; all materials, supplies, inventory and other items of personal property which are consumable (otherwise than by ordinary wear and tear) in their use in the operation of the Mortgaged Property; all fuel, including nuclear fuel, whether or not any such fuel is in a form consumable in the operation of the Mortgaged Property, including separate components of any fuel in the forms in which such components exist at any time before, during or after the period of the use thereof as fuel; all hand and other portable tools and equipment; all furniture and furnishings; and computers and data processing, data storage, data transmission, telecommunications and other facilities, equipment and apparatus, which, in any case, are used primarily for administrative or clerical purposes or are otherwise not necessary for the operation or maintenance of the facilities, machinery, equipment or fixtures described or referred to in the Granting Clauses of this Mortgage;

            (v) all coal, lignite, ore, gas, oil and other minerals and all timber, and all rights and interests in any of the foregoing, whether or not such minerals or timber shall have been mined or extracted or otherwise separated from the land; and all electric energy and capacity, gas (natural or artificial), steam, water and other products generated, produced, manufactured, purchased or otherwise acquired by the Company;

            (vi) all real property, leaseholds, gas rights, wells, gathering, tap or other pipe lines, or facilities, equipment or a pparatus, in any case used or to be used primarily for the production or gathering of natural gas;

            (vii) all property which is the subject of a lease agreement designating the Company as lessee and all right, title and interest of the Company in and to such property and in, to and under such lease agreement, whether or not such lease agreement is intended as security;

            (viii) all property, real, personal and mixed, which prior to the Second Effective Date has been released from the Lien of the Mortgage;

            (ix) all property, real, personal and mixed, which subsequent to the Second Effective Date, has been released from the Lien of this Mortgage, and any improvements, extensions and additions to such properties and renewals, replacements and substitutions of or for any parts thereof;

            (x) all leasehold interests, permits, licenses and similar rights, whether now owned or hereafter acquired by the Company, which are intended to be hereby conveyed, transferred or assigned and which may not be legally so conveyed, transferred or assigned, or which cannot be so conveyed, transferred or assigned without the consent of other parties whose consent is not secured or without subjecting the Trustee to a liability not otherwise contemplated by the provisions of the Mortgage or which otherwise may not be hereby lawfully and/or effectively granted, conveyed, mortgaged, transferred and assigned by the Company;

            (xi) the last day of the term of each leasehold estate (oral or written, or any agreement therefor) then owned or thereafter acquired by the Company;

            (xii) any and all property and plants used by the Company in the generation of electricity; and

            (xiii)all property not acquired or constructed by the Company for use in its electric transmission and distribution business;

provided, however, that, at any time on and after the Second Effective Date, subject to the provisions of Section 1203, (A) if, at any time after the occurrence of an Event of Default, the Trustee, or any separate trustee or co-trustee appointed under Section 1014 or any receiver appointed pursuant to Section 917 or otherwise, shall have entered into possession of all or substantially all the Mortgaged Property, to the extent permitted by law, all the Excepted Property described or referred to in the foregoing clauses (iii) and (v) then owned or held or thereafter acquired by the Company, to the extent that the same is used in connection with, or otherwise relates or is attributable to, the Mortgaged Property, shall immediately, and, in the case of any Excepted Property described or referred to in clause
(vii), to the extent that the same is used in connection with, or otherwise relates or is attributable to, the Mortgaged Property, become subject to the Lien of this Mortgage, junior and subordinate to any Liens at that time existing on such Excepted Property, and the Trustee or such other trustee or receiver may, to the extent permitted by law or by the terms of any such other Lien (and subject to the rights of the holders of all such other Liens), at the same time likewise take possession thereof, (B) whenever all Events of Default shall have been cured and the possession of all or substantially all of the Mortgaged Property shall have been restored to the Company, such Excepted Property shall again be excepted and excluded from the Lien hereof to the extent set forth above; it being understood that the Company may, however, pursuant to any future amendment to this Mortgage subject any Excepted Property to the Lien of this Mortgage whereupon the same shall cease to be Excepted Property, and (C) to the extent not prohibited by any other provision of the Mortgage, nothing contained in the release herein provided for shall prevent the Company, prior to any such entering into possession, from selling, assigning, transferring, pledging or otherwise disposing of property of the character thereby released from the lien hereof by this paragraph and in any such case the title, possession or other rights of the purchaser, assignee or transferee thereof shall be free and clear of such lien as would otherwise attach under the Mortgage in the event of such entering into possession.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

       "EXPERT" means a Person which is an engineer, appraiser or other expert and which, with respect to any certificate to be signed by such Person and delivered to the Trustee, is qualified to pass upon the matters set forth in such certificate. For purposes of this definition,
(a) "engineer" means a Person engaged in the engineering profession or otherwise qualified to pass upon engineering matters (including, but not limited to, a Person licensed as a professional engineer, whether or not then engaged in the engineering profession) and (b) "appraiser" means a Person engaged in the business of appraising property or otherwise qualified to pass upon the Fair Value or fair market value of property.

      "EXPERTS' CERTIFICATE" means a certificate signed by an Authorized Officer, by an Accountant and by an Expert (which Accountant and Expert
(a) shall be selected either by the Board of Directors or by an Authorized Officer, the execution of such certificate by such Authorized Officer to be conclusive evidence of such selection, and (b) except as otherwise required in Sections 401 and 1610, may be an employee or Affiliate of the Company) and delivered to the Trustee. The amount stated in any Experts' Certificate as to the Cost, Fair Value or fair market value of property shall be conclusive and binding upon the Company, the Trustee and the Holders of the Securities.

      "FAIR VALUE", with respect to property, means the fair value of such property as determined in the reasonable judgment of the Expert certifying to such value, such determination to be based on any one or more factors deemed relevant by such Expert including, without limitation, (a) the amount which would be likely to be obtained in an arm's-length transaction with respect to such property between an informed and willing buyer and an informed and willing seller, under no compulsion, respectively, to buy or sell, (b) the amount of investment with respect to such property which, together with a reasonable return thereon, would be likely to be recovered through ordinary business operations or otherwise, (c) the Cost, accumulated depreciation , and replacement cost with respect to such property and/or (d) any other relevant factors; provided, however, that (x) the Fair Value of property shall be determined without deduction for any Liens on such property prior to the Lien of this Mortgage (except as otherwise provided in Section 1603) and (y) the Fair Value to the Company of Property Additions may be of less value to a Person which is not the owner or operator of the Mortgaged Property or any portion thereof than to a Person which is such owner or operator. Fair Value may be determined, without physical inspection, by the use of accounting and engineering records and other data maintained by the Company or otherwise available to the Expert certifying the same.

      "FIRST EFFECTIVE DATE" means the date April 7, 2005.

      "GOVERNMENTAL AUTHORITY" means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any thereof, or any department, agency, authority or other instrumentality of any of the foregoing.

      "GOVERNMENT OBLIGATIONS" means securities which are (a) (i) direct obligations of the United States where the payment or payments thereunder are supported by the full faith and credit of the United States or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States or (b) depository receipts issued by a bank (as defined in Section 3(a)(2) of the Securities Act, which may include the Trustee or any Authenticating Agent or Paying Agent) as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

      "HOLDER" means a Person in whose name a Security is registered in the Security Register.

      "INDEPENDENT", when applied to any Accountant or Expert, means such a Person who (a) is in fact independent, (b) does not have any direct material financial interest in the Company or in any other obligor upon the Securities or in any Affiliate of the Company or of such other obligor, (c) is not connected with the Company or such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or any person performing similar functions and (d) shall be acceptable to the Trustee.

      "INDEPENDENT EXPERTS' CERTIFICATE" means a certificate signed by an Expert who is Independent and delivered to the Trustee.

      "INTEREST" with respect to a Discount Security means interest, if any, borne by such Security at a Stated Interest Rate rather than interest calculated at any imputed rate.

      "INTEREST PAYMENT DATE", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

      "INVESTMENT SECURITIES" means any of the following obligations or securities on which neither the Company, any other obligor on the Securities nor any Affiliate of either is the obligor: (a) Government Obligations; (b) interest bearing deposit accounts (which may be represented by certificates of deposit) in any national or state bank (which may include the Trustee or any Authenticating Agent or Paying Agent) or savings and loan association whose outstanding securities (or securities of the bank holding company owning all of the capital stock of such bank or savings and loan association) are rated by a nationally recognized rating organization in either of the two highest rating categories (without regard to modifiers) for short-term securities or in any of the three highest rating categories (without regard to modifiers) for long-term securities; (c) bankers' acceptances drawn on and accepted by any commercial bank (which may include the Trustee or any Authenticating Agent or Paying Agent) whose outstanding securities (or securities of the bank holding company owning all of the capital stock of such commercial bank) are rated by a nationally recognized rating organization in either of the two highest rating categories (without regard to modifiers) for short-term securities or in any of the three highest rating categories (without regard to modifiers) for long-term securities; (d) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, any State or Territory of the United States or the District of Columbia, or any political subdivision of any of the foregoing, which are rated by a nationally recognized rating organization in either of the two highest rating categories (without regard to modifiers) for short-term securities or in any of the three highest rating categories (without regard to modifiers) for long-term securities; (e) bonds or other obligations of any agency or instrumentality of the United
States; (f) corporate debt securities which are rated by a nationally recognized rating organization in either of the two highest rating categories (without regard to modifiers) for short-term securities or in any of the three highest rating categories (without regard to modifiers) for long-term securities; (g) repurchase agreements with respect to any of the foregoing obligations or securities with any banking or financial institution (which may include the Trustee or any Authenticating Agent or Paying Agent) whose outstanding securities (or securities of the bank holding company owning all of the capital stock of such bank or financial institution) are rated by a nationally recognized rating organization in either of the two highest rating categories (without regard to modifiers) for short-term securities or in any of the three highest rating categories (without regard to modifiers) for long-term securities; (h) securities issued by any regulated investment company (including any investment company for which the Trustee or any Authenticating Agent or Paying Agent is the advisor), as defined in Section 851 of the Internal Revenue Code of 1986, as amended, or any successor section of such Code or successor federal statute, provided that the portfolio of such investment company is limited to obligations or securities of the character and investment quality contemplated in clauses (a) through (f) above and repurchase agreements which are fully collateralized by any of such obligations or securities; and (i) any other obligations or securities which may lawfully be purchased by the Trustee in its capacity as such.

      "LIEN" means any mortgage, deed of trust, pledge, security interest, encumbrance, easement, lease, reservation, restriction, servitude, charge or similar right and any other lien of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and any defect, irregularity, exception or limitation in record title.

      "MATURITY", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in such Security or in this Mortgage, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

      "MORTGAGE" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more Mortgages supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental Mortgage, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Mortgage and any such supplemental Mortgage, respectively. The term "Mortgage" shall also include the provisions or terms of particular series of Securities established in any Officers' Certificate, Board Resolution or Company Order delivered pursuant to Sections 201, 301, 303 and 1307.

      "MORTGAGED PROPERTY" means, as of any particular time, all property which at such time is subject to the Lien of this Mortgage.

      "NOTICE OF DEFAULT" means a written notice of the kind specified in Section 901(c).

      "OFFICERS' CERTIFICATE" means a certificate signed by any two Authorized Officers of the Company and delivered to the Trustee.

      "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company.

      "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Mortgage, except:

      (a) Securities theretofore canceled or delivered to the Security Registrar for cancellation;

      (b) Securities deemed to have been paid for all purposes of this Mortgage in accordance with Section 801 (whether or not the Company's indebtedness in respect thereof shall be satisfied and discharged for any other purpose); and

      (c) Securities, the principal, premium, if any, and interest, if any, which have been fully paid pursuant to the third paragraph of
Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Mortgage, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser or purchasers in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Mortgage, or the Securities Outstanding of any series or Tranche, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Securities,

      (x) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Securities Outstanding under this Mortgage, or (except for the purposes of actions to be taken by Holders of more than one series or more than one Tranche, as the case may be, voting as a class under Section 1302) all Securities Outstanding of each such series and each such Tranche, as the case may be, determined without regard to this clause (x)) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be regarded as Outstanding if it is established to the reasonable satisfaction of the Trustee that the pledgee, and not the Company, or any such other obligor or Affiliate of either thereof, has the right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor;
and provided, further, that in no event shall any Security which shall have been delivered to evidence or secure, in whole or in part, the Company's obligations in respect of other indebtedness be deemed to be owned by the Company if the principal of such Security is payable, whether at Stated Maturity or upon mandatory redemption, at the same time as the principal of such other indebtedness is payable, whether at Stated Maturity or upon mandatory redemption or acceleration, but only to the extent of such portion of the principal amount of such Security as does not exceed the principal amount of such other indebtedness, and

      (y) the principal amount of a Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 902; and

      (z) the principal amount of any Security which is denominated in a currency other than Dollars or in a composite currency that shall be deemed to be Outstanding for such purposes shall be the amount of Dollars which could have been purchased by the principal amount (or, in the case of a Discount Security, the Dollar equivalent on the date determined as set forth below of the amount determined as provided in
(y) above) of such currency or composite currency evidenced by such Security, in each such case certified to the Trustee in an Officers' Certificate, based (i) on the average of the mean of the buying and selling spot rates quoted by three banks which are members of the New York Clearing House Association selected by the Company in effect at 11:00 A.M. (New York time) in The City of New York on the fifth Business Day preceding any such determination or (ii) if on such fifth Business Day it shall not be possible or practicable to obtain such quotations from such three banks, on such other quotations or alternative methods of determination which shall be as consistent as practicable with the method set forth in (i) above;

provided, further, that in the case of any Security the principal of which is payable from time to time without presentment or surrender, the principal amount of such Security that shall be deemed to be Outstanding at any time for all purposes of this Mortgage shall be the original principal amount thereof less the aggregate amount of principal thereof theretofore paid.

      "OUTSTANDING", when used with respect to Secured Debt, means, as of the date of determination, all Secured Debt authenticated and delivered by the trustee or other holder of the Prior Lien securing the same or, if there be no such trustee or other holder, theretofore made and delivered or incurred by the Company, except:

      (a) Secured Debt theretofore cancelled or delivered to the trustee or other holder of any such Prior Lien for cancellation;

      (b) Secured Debt which has been fully paid or deemed to have been fully paid;

      (c) Secured Debt held by the Trustee subject to the provisions of Section 1608 hereof;

      (d) Secured Debt held by the trustee or other holder of a Prior Lien upon the same property as that mortgaged or pledged to secure the Secured Debt so held (under conditions such that no transfer of ownership or possession of such Secured Debt by the trustee or other holder of such Prior Lien is permissible otherwise than to the Trustee to be held subject to the provisions of Section 1608 hereof, or to the trustee or other holder of some other Prior Lien upon the same property for cancellation or to be held uncancelled under the terms of such other Prior Lien under like conditions);

      (e)   Secured Debt secured by a Prepaid Lien; and

      (f) lost, stolen or destroyed Secured Debt in lieu of or in substitution for which other Secured Debt shall have been authenticated and delivered.

      "PAYING AGENT" means any Person, including the Company, authorized by the Company to pay the principal of, and premium, if any, or interest, if any, on any Securities on behalf of the Company.

      "PERIODIC OFFERING" means an offering of Securities of a series from time to time any or all of the specific terms of which Securities, including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents from time to time subsequent to the initial request for the authentication and delivery of such Securities by the Trustee, as contemplated in Section 301 and clause (b) of
Section 303.

      "PERMITTED LIENS"

      (A) at any time prior to the Second Effective Date, the term "Permitted Liens" shall, with respect to Mortgaged Property, mean any of the following; provided, however that on and after the Second Effective Date, the term "Permitted Liens" shall have the meaning set forth in clause (B) below and the definition of Permitted Liens set forth in this clause (A) shall automatically cease to be of any further force or effect:

            (a) any Liens or other encumbrances created by others than the Company and any renewal or extension of any such Lien or other encumbrance, which at the particular time in question are Liens upon lands not owned by the Company over which easements or rights-of-way for towers, poles, wires, conduits, mains, pipe lines, transmission lines, distribution lines, metering stations or other facilities or purposes are held by the Company, securing bonds or other indebtedness which have not been assumed or guaranteed by the Company and on which the Company does not customarily pay interest charges;

            (b) undetermined Liens and charges incidental to construction;

            (c) any valid right under any provision of statutory or common law to purchase, condemn, appropriate or recapture, or to designate a purchaser of, any of the Mortgaged Property;

            (d) the Lien of taxes and assessments not at the time due and delinquent;

            (e) the Lien of specified taxes and assessments which are delinquent but the validity of which is being contested at the time by the Company in good faith;

            (f) the Lien reserved in leases for rent and other payments in the nature of rent and for compliance with the terms of the leases in the case of leasehold estates;

            (g) minor defects and irregularities in the titles to any property which do not materially impair the use of such property for the purposes for which it is held by the Company;

            (h) easements, rights, exceptions or reservations in any property of the Company, granted or reserved or created by law for the purpose of towers, poles, conduits, mains, pipe lines, transmission lines, distribution lines, metering stations, roads, streets, alleys, highways, railroad tracks, docks, water or air rights, wells and other like facilities or purposes, or for the joint or common use of real property, facilities and equipment, which do not materially impair the use of such property for the purposes for which it is held by the Company;

            (i) rights reserved to or vested in any municipality or public authority to control or regulate any property of the Company or to use any such property in any manner which does not materially impair the use of such property for the purposes for which it is held by the Company;

            (j) any obligations or duties, affecting the property of the Company, to any municipality or public authority with respect to any franchise, grant, license or permit; and

            (k) any irregularities in or deficiencies of title to any rights-of-way for electric transmission lines, electric distribution lines, pipe lines, telephone lines, power lines, water lines and/or appurtenances thereto or other improvements thereon, and to any real estate used or to be used primarily for right-of-way purposes, provided that in the opinion of counsel the Company shall have obtained from the apparent owner of the lands or estates therein covered by any such right-of-way a sufficient right, by the terms of the instrument granting such right-of-way, to the use thereof for the construction, operation or maintenance of such lines, appurtenances or improvements for which the same are used or are to be used, or provided that in the opinion of counsel the Company has power under its charter or by statute, by the exercise of eminent domain or a similar right or power, to remove such irregularities or deficiencies.

      (B) at any time on and after the Second Effective Date, the term "Permitted Lien" shall, with respect to the Mortgaged Property, mean any of the following; provided, however, that the definition of Permitted Liens set forth in this Clause (B) shall be of no force or effect until the Second Effective Date, but shall automatically become and be in full force and effect on and after the Second Effective Date:

            (a)   Liens existing as of the Second Effective Date;

            (b) as to property acquired by the Company after the Second Effective Date, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, any Prior Lien);

            (c) Liens for taxes, assessments and other governmental charges or requirements which are not delinquent or which are being contested in good faith by appropriate proceedings;

            (d) mechanics', workmen's, repairmen's, materialmen's, warehousemen's, and carriers' Liens, other Liens incident to construction, Liens or privileges of any employees of the Company for salary or wages earned, but not yet payable, and other Liens, including without limitation Liens for worker's compensation awards, arising in the ordinary course of business for charges or requirements which are not delinquent or which are being contested in good faith and by appropriate proceedings;

            (e) Liens in respect of attachments, judgments or awards arising out of judicial or administrative proceedings (i) in an amount not exceeding the greater of (A) $10,000,000 and (B) 3% of the aggregate principal amount of all Securities and Secured Debt then Outstanding or
(ii) with respect to which the Company shall (X) in good faith be prosecuting an appeal or other proceeding for review and with respect to which the Company shall have secured a stay of execution pending such appeal or other proceeding or (Y) have the right to prosecute an appeal or other proceeding for review;

            (f) easements, leases, reservations or other rights of others in, on, over and/or across, and laws, regulations and restrictions affecting, and defects, irregularities, exceptions and limitations in title to, the Mortgaged Property or any part thereof; provided, however, that such easements, leases, reservations, rights, laws, regulations, restrictions, defects, irregularities, exceptions and limitations do not in the aggregate materially impair the use by the Company of the Mortgaged Property considered as a whole for the purposes for which it is held by the Company;

            (g) defects, irregularities, exceptions and limitations in title to real property subject to rights-of-way in favor of the Company or otherwise or used or to be used by the Company primarily for right-of-way purposes or real property held under lease, easement, license or similar right; provided, however, that (i) the Company shall have obtained from the apparent owner or owners of such real property a sufficient right, by the terms of the instrument granting such right-of-way, lease, easement, license or similar right, to the use thereof for the purposes for which the Company acquired the same; or
(ii) the Company has power under eminent domain or similar statutes to remove such defects, irregularities, exceptions or limitations; or (iii) such defects, irregularities, exceptions and limitations may be otherwise remedied without undue effort or expense; and defects, irregularities, exceptions and limitations in title to reclaimed lands, flood lands, flooding rights and/or water rights;

            (h) Liens securing indebtedness or other obligations neither created, assumed nor guaranteed by the Company nor on account of which it customarily pays interest upon real property or rights in or relating to real property acquired by the Company for the purpose of the transmission or distribution of electric energy, gas or water, for the purpose of telephonic, telegraphic, radio, wireless or other electronic communication or otherwise for the purpose of obtaining rights-of-way or for any other purposes;

            (i) leases existing as of the Second Effective Date affecting properties owned by the Company at said date and renewals and extensions thereof; and leases affecting such properties entered into after such date or affecting properties acquired by the Company after such date which, in either case, (i) have respective terms of not more than 10 years (including extensions or renewals at the option of the tenant) or (ii) do not materially impair the use by the Company of such properties for the respective purposes for which they are held by the Company;

            (j) Liens vested in lessors, licensors, franchisors or permitters for rent or other amounts to become due or for other obligations or acts to be performed, the payment of which rent or the performance of which other obligations or acts is required under leases, subleases, licenses, franchises or permits, so long as the payment of such rent or other amounts or the performance of such other obligations or acts is not delinquent or is being contested in good faith and by appropriate proceedings;

            (k) controls, restrictions, obligations, duties and/or other burdens imposed by federal, state, municipal or other law, or by rules, regulations or orders of Governmental Authorities, upon the Mortgaged Property or any part thereof or the operation or use thereof or upon the Company with respect to the Mortgaged Property or any part thereof or the operation or use thereof or with respect to any franchise, grant, license, permit or public purpose requirement, or any rights reserved to or otherwise vested in Governmental Authorities to impose any such controls, restrictions, obligations, duties and/or other burdens;

            (l) rights which Governmental Authorities may have by virtue of franchises, grants, licenses, permits or contracts, or by virtue of law, to take, condemn, appropriate, occupy, purchase, recapture or designate a purchaser of or order the sale of the Mortgaged Property or any part thereof, to terminate franchises, grants, licenses, permits, contracts or other rights or to regulate the property and business of the Company; and any and all obligations of the Company correlative to any such rights;

            (m) Liens required by law or governmental regulations (i) as a condition to the transaction of any business or the exercise of any privilege or license, (ii) to enable the Company to maintain self-insurance or to participate in any funds established to cover any insurance risks, (iii) in connection with workmen's compensation, unemployment insurance, social security, any pension or welfare benefit plan or (iv) to share in the privileges or benefits required for companies participating in one or more of the arrangements described in clauses (ii) and (iii) above;

            (n) Liens on the Mortgaged Property or any part thereof which are granted by the Company to secure duties or public or statutory obligations or to secure, or serve in lieu of, surety, stay or appeal bonds;

            (o) rights reserved to or vested in others to take or receive any part of any coal, ore, gas, oil and other minerals, any timber and/or any electric capacity or energy, gas, water, steam and any other products, developed, produced, manufactured, generated, purchased or otherwise acquired by the Company or by others on property of the Company;

            (p) (i) rights and interests of Persons other than the Company arising out of contracts, agreements and other instruments to which the Company is a party and which relate to the common ownership or joint use of property; and (ii) all Liens on the interests of Persons other than the Company in property owned in common by such Persons and the Company;

            (q) any restrictions on assignment and/or requirements of any assignee to qualify as a permitted assignee and/or public utility or public service corporation;

            (r) Liens, if any, which may be deemed to exist with respect to property leased by the Company pursuant to leases which are treated under generally accepted accounting principles as capital leases;

            (s) any Liens which have been bonded for the full amount in dispute or for the payment of which other adequate security arrangements have been made;

            (t)   rights and interests granted pursuant to Section
1602(c);

            (u)   Prepaid Liens;

            (v) any Liens, claims, encumbrances, rights, or interests of Persons claiming such rights, interests, etc. as descendants of American Indians or as Indian Tribes, whether pursuant to the Non-Intercourse Act of 1834 (25 U.S.C. {section} 177) or otherwise;
and

            (w)   any Lien of the Trustee granted pursuant to Section
1007.

      "PERSON" means any individual, corporation, joint venture, limited liability company, trust or unincorporated organization or any Governmental Authority.

      "PLACE OF PAYMENT", when used with respect to the Securities of any series, or Tranche thereof, means the place or places, specified as contemplated by Section 301, at which, subject to Section 702, principal of and premium, if any, and interest, if any, on the Securities of such series or Tranche are payable.

      "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "PREPAID LIENS" means any Lien securing indebtedness for the payment of which money in the necessary amount shall have been irrevocably deposited in trust with the trustee or other holder of such Lien; provided, however, that if such indebtedness is to be redeemed or otherwise prepaid prior to the stated maturity thereof, any notice requisite to such redemption or prepayment shall have been given in accordance with the mortgage or other instrument creating such Lien or irrevocable instructions to give such notice shall have been given to such trustee or other holder.

      "PRIOR LIEN" means any Lien securing Secured Debt.

      "PROPERTY ADDITIONS" has the meaning specified in Section 102.

      "PURCHASE MONEY LIEN" means, with respect to any property being acquired or disposed of by the Company or being released from the Lien of this Mortgage, a Lien on such property which

      (a) is taken or retained by the transferor of such property to secure all or part of the purchase price thereof;

      (b) is granted to one or more Persons other than the transferor which, by making advances or incurring an obligation, give value to enable the grantor of such Lien to acquire rights in or the use of such property;

      (c) is granted to any other Person in connection with the release of such property from the Lien of this Mortgage on the basis of the deposit with the Trustee or the trustee or other holder of a Lien prior to the Lien of this Mortgage of obligations secured by such Lien on such property (as well as any other property subject thereto);

      (d) is held by a trustee or agent for the benefit of one or more Persons described in clause (a), (b) and/or (c) above, provided that such Lien may be held, in addition, for the benefit of one or more other Persons which shall have theretofore given, or may thereafter give, value to or for the benefit or account of the grantor of such Lien for one or more other purposes;
or

      (e) otherwise constitutes a purchase money mortgage or a purchase money security interest under applicable law; and, without limiting the generality of the foregoing, for purposes of this Mortgage, the term Purchase Money Lien shall be deemed to include any Lien described above whether or not such Lien (x) shall permit the issuance or other incurrence of additional indebtedness secured by such Lien on such property, (y) shall permit the subjection to such Lien of additional property and the issuance or other incurrence of additional indebtedness on the basis thereof and/or (z) shall have been granted prior to the acquisition, disposition or release of such property, shall attach to or otherwise cover property other than the property being acquired, disposed of or released and/or shall secure obligations issued prior and/or subsequent to the issuance of the obligations delivered in connection with such acquisition, disposition or release.

      "RATE REDUCTION BOND" means notes or bonds issued on behalf of the Company that are wholly or partially secured by Rate Reduction Bond Property or are unsecured and with respect to which no recourse may be had to the Company or its assets for the payment of principal, premium or interest, except for the Rate Reduction Bond Property securing such notes or bonds.

      "RATE REDUCTION BOND PROPERTY" means all charges, receivables, similar amounts or any other property of the Company authorized by appropriate Connecticut or other legislation, order, rule, statute, decree or judgment to be collected by the Company or any other party from its customers or any other party as security for, or to assure the payment of principal of, and premium and interest on, Rate Reduction Bonds and obligations relating thereto.

      "REDEMPTION DATE", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Mortgage.

      "REDEMPTION PRICE", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Mortgage, exclusive of accrued and unpaid interest.

      "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

      "REQUIRED CURRENCY" has the meaning specified in Section 311.

      "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer within the corporate trust administration group of the Trustee (or any successor group of the Trustee) with direct responsibility for the administration of this Mortgage and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "SALE AND LEASE BACK TRANSACTION" means any arrangement with any Person providing for the leasing to the Company of any Mortgaged Property (except for leases for a term, including any renewal thereof, of not more than forty-eight (48) months), which Mortgaged Property has been or is to be sold or transferred by the Company to such Person.

      "SECOND EFFECTIVE DATE" means the earliest date on which the Holders of all Securities then Outstanding shall have consented (or shall be deemed to have consented) to the amendment of this Mortgage substantially in the form that the Mortgage shall have become effective on the First Effective Date with such changes thereafter as are permitted by the terms hereof; provided, however, that the Holders of all Securities issued after the First Effective Date shall automatically be deemed to have so consented.

      "SECURED DEBT" means Debt, other than Securities, created, issued, incurred or assumed by the Company which is secured by a Lien, other than a Permitted Lien, upon any Mortgaged Property of the Company prior to or on a parity with the lien of this Mortgage.

      "SECURITIES" means any securities authenticated and delivered under this Mortgage.

      "SECURITIES ACT" means the Securities Act of 1933, as amended.

      "SECURITY REGISTER" AND "SECURITY REGISTRAR" have the respective meanings specified in Section 305.

      "SPECIAL RECORD DATE" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307.

      "STATED INTEREST RATE" means a rate (whether fixed or variable) at which an obligation by its terms is stated to bear simple interest.
Any calculation or other determination to be made under this Mortgage by reference to the Stated Interest Rate on a Security shall be made without regard to the effective interest cost to the Company of such Security and without regard to the Stated Interest Rate on, or the effective cost to the Company of, any other indebtedness the Company's obligations in respect of which are evidenced or secured in whole or in part by such Security.

      "STATED MATURITY", when used with respect to any Security or any obligation or any installment of principal thereof or interest thereon, means the date on which the principal of such obligation or such installment of principal or interest is stated to be due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension).

      "SUCCESSOR COMPANY" has the meaning set forth in Section 1201.

      "SUPPLEMENTAL MORTGAGE", "SUPPLEMENTAL INDENTURE" or "MORTGAGE SUPPLEMENTAL HERETO" means an instrument supplementing or amending this Mortgage executed and delivered pursuant to Article Thirteen.

      "TRANCHE" means a group of Securities which (a) are of the same series and (b) have identical terms except as to principal amount, date of issuance, interest rate, payment terms and/or maturity date.

      "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this Mortgage until a successor Trustee shall have been appointed by the Company pursuant to Section 1010 or otherwise have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Mortgage, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

      "TRUST INDENTURE ACT" means, as of any time, the Trust Indenture Act of 1939 as in effect at such time.

      "UNITED STATES" means the United States of America, its territories, its possessions and other areas subject to its jurisdiction.

      SECTION 102.    PROPERTY ADDITIONS; COST.

      (a) "PROPERTY ADDITIONS" means, as of any particular time, any item, unit or element of property which at such time is owned by the Company and is Mortgaged Property.

      (b) When the aggregate amount of any Property Additions are calculated for any purpose under the Mortgage, there shall be deducted from the Cost or Fair Value to the Company thereof, as the case may be (as of the date so calculated), an amount equal to all related reserves (estimated, if necessary, as to particular property) for depreciation, depletion, obsolescence or amortization recorded on the books of the Company as of the date so calculated in respect of such Property Additions which have not theretofore been deducted from the Cost or Fair Value of Property Additions theretofore so calculated.

      (c) Except as otherwise provided in Section 1603, the term "COST" with respect to Property Additions shall mean the sum of (i) any cash delivered in payment therefor or for the acquisition thereof, (ii) an amount equivalent to the fair market value in cash (as of the date of delivery) of any securities or other property delivered in payment therefor or for the acquisition thereof, (iii) the principal amount of any obligations secured by a Prior Lien upon such Property Additions outstanding at the time of the acquisition thereof, (iv) the principal amount of any other obligations incurred or assumed in connection with the payment for such Property Additions or for the acquisition thereof and (v) any other amounts which, in accordance with generally accepted accounting principles, are properly charged or chargeable to the plant or other property accounts of the Company with respect to such Property Additions as part of the cost of construction or acquisition thereof, including, but not limited to, any allowance for funds used during construction or any similar or analogous amount; provided, however, that, notwithstanding any other provision of this Mortgage,

            (i) with respect to Property Additions owned by a successor corporation immediately prior to the time it shall have become such by consolidation or merger or acquired by a successor corporation in or as a result of a consolidation or merger (excluding, in any case, Property Additions owned by the Company immediately prior to such time), Cost shall mean the amount or amounts at which such Property Additions are recorded in the plant or other property accounts of such successor corporation, or the predecessor corporation from which such Property Additions are acquired, as the case may be, immediately prior to such consolidation or merger;

            (ii) with respect to Property Additions which shall have been acquired (otherwise than by construction) by the Company without any consideration consisting of cash, securities or other property or the incurring or assumption of indebtedness, no determination of Cost shall be required, and, wherever in this Mortgage provision is made for Cost or Fair Value, Cost with respect to such Property Additions shall mean an amount equal to the Fair Value to the Company thereof or, if greater, the aggregate amount reflected in the Company's books of account with respect thereto upon the acquisition thereof; and

            (iii) in no event shall the Cost of Property Additions be required to reflect any adjustment to the amount or amounts at which such Property Additions are recorded in plant or other property accounts due to the non-recoverability of investment or otherwise.

If any Property Additions are shown by the Experts' Certificate provided for in Section 401(b)(ii) to include property which has been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company, the Cost thereof need not be reduced by any amount in respect of any goodwill, going concern value, franchises, contracts, operating agreements and other rights and/or intangible property simultaneously acquired for which no separate or distinct consideration shall have been paid or apportioned, and in such case the term Property Additions as defined herein may include such goodwill, going concern value rights and intangible property.

      SECTION 103.    COMPLIANCE CERTIFICATES AND OPINIONS.

      Except as otherwise expressly provided in this Mortgage, upon any application or request by the Company to the Trustee to take any action under any provision of this Mortgage, the Company shall furnish to the Trustee an Officers' Certificate stating that in the opinion of the Authorized Officers executing such Officers' Certificate all conditions precedent, if any, provided for in this Mortgage relating to the proposed action (including any covenants compliance with which constitutes a condition precedent) have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Mortgage relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Mortgage shall include:

            (a) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (c) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

      SECTION 104.    FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

            (a) Any Officers' Certificate may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and, insofar as it relates to or is dependent upon matters which are subject to verification by Accountants, upon a certificate or opinion of, or representations by, an Accountant, and insofar as it relates to or is dependent upon matters which are required in this Mortgage to be covered by a certificate or opinion of, or representations by, an Expert, upon the certificate or opinion of, or representations by, an Expert, unless, in any case, either such officer has actual knowledge that the certificate or opinion or representations with respect to the matters upon which such Officers' Certificate may be based as aforesaid are erroneous.

      Any Experts' Certificate may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company and which are not subject to verification by Experts, upon a certificate or opinion of, or representations by, an officer or officers of the Company, unless such expert has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion may be based as aforesaid are erroneous.

      Any certificate of an Accountant may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and in so far as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company and which are not subject to verification by Accountants, upon a certificate of, or representations by, an officer or officers of the Company, unless such Accountant has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion may be based as aforesaid are erroneous.

      Any Opinion of Counsel may be based (without further examination or investigation), insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company, upon a certificate of, or representations by, an officer or officers of the Company, and, insofar as it relates to or is dependent upon matters which are subject to verification by Accountants upon a certificate or opinion of, or representations by, an Accountant, and, insofar as it relates to or is dependent upon matters required in this Mortgage to be covered by a certificate or opinion of, or representations by, an Expert, upon the certificate or opinion of, or representations by, an Expert, unless such counsel has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous. In addition, any Opinion of Counsel may be based (without further examination or investigation), insofar as it relates to or is dependent upon matters covered in an Opinion of Counsel rendered by other counsel, upon such other Opinion of Counsel, unless such counsel has actual knowledge that the Opinion of Counsel rendered by such other counsel with respect to the matters upon which his Opinion of Counsel may be based as aforesaid are erroneous. Further, any Opinion of Counsel with respect to the status of title to or the sufficiency of descriptions of property, and/or the existence of Liens thereon, and/or the recording or filing of documents, and/or any similar matters, may be based (without further examination or investigation) upon (i) title insurance policies or commitments and reports, abstracts of title, lien search certificates and other similar documents or (ii) certificates of, or representations by, officers, employees, agents and/or other representatives of the Company or (iii) any combination of the documents referred to in (i) and (ii), unless, in any case, such counsel has actual knowledge that the document or documents with respect to the matters upon which his opinion may be based as aforesaid are erroneous. If, in order to render any Opinion of Counsel provided for herein, the signer thereof shall deem it necessary that additional facts or matters be stated in any Officers' Certificate, certificate of an Accountant or Experts' Certificate provided for herein, then such certificate may state all such additional facts or matters as the signer of such Opinion of Counsel may request.

            (b) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Where (i) any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Mortgage, or (ii) two or more Persons are each required to make, give or execute any such application, request, consent, certificate, statement, opinion or other instrument, any such applications, requests, consents, certificates, statements, opinions or other instruments may, but need not, be consolidated and form one instrument.

            (c) Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officers' Certificate, Experts' Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Mortgage to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Mortgage equally and ratably with all other Outstanding Securities, except as aforesaid.

      SECTION 105.    ACTS OF HOLDERS.

            (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Mortgage to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Mortgage and (subject to Section 1001) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in
Section 1406.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

            (c) The ownership, principal amount (except as otherwise contemplated in clause (y) of the first proviso to the definition of Outstanding) and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

            (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

            (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

            (f) Securities of any series, or any Tranche thereof, authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

            (g) If the Company shall solicit from Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of the Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of the record date.

      SECTION 106.    NOTICES, ETC. TO TRUSTEE OR COMPANY.

      Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Mortgage to be made upon, given or furnished to, or filed with, the Trustee by any Holder or by the Company, or the Company by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise expressly provided herein) if in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by facsimile transmission or other direct written electronic means to such telephone number or other electronic communications address set forth for such party below or such other address as the parties hereto shall from time to time designate, or delivered by registered or certified mail or reputable overnight courier, charges prepaid, to the applicable address set forth for such party below or to such other address as either party hereto may from time to time designate:

      If to the Trustee, to:

      Deutsche Bank Trust Company Americas
      Trust Administration & Securities Services
      60 Wall Street, 27th Floor
      New York, New York 10005-2858

      Attention:  Global Debt Services
      Telephone:  (212) 250-4525
      Telecopy:   (212) 797-8614

      If to the Company, to:

      The Connecticut Light and Power Company
      P.O. Box 270
      Hartford, Connecticut  06141-0270

      Attention:  Assistant Treasurer
      Telephone:  (860) 665-5058
      Telecopy:   (860) 665-5457

      Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by facsimile transmission or other direct written electronic means, on the date of transmission if transmitted during normal business hours and otherwise on the next Business Day, and if transmitted by registered or certified mail or reputable overnight courier, on the date of receipt.

      SECTION 107.    NOTICE TO HOLDERS OF SECURITIES; WAIVER.

      Except as otherwise expressly provided herein, where this Mortgage provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, if any, prescribed for the giving of such Notice.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to Holders.

      Any notice required by this Mortgage may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      SECTION 108.    CONFLICT WITH TRUST INDENTURE ACT.

      If any provision of this Mortgage limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Mortgage by, or is otherwise governed by, any provision of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall controlunless otherwise provided as contemplated by Section 301 with respect to any series of Securities.

      SECTION 109.    EFFECT OF HEADINGS AND TABLE OF CONTENTS.

      The Article and Section headings in this Mortgage and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 110.   SUCCESSORS AND ASSIGNS.

      All covenants and agreements in this Mortgage by the Company and Trustee shall bind their respective successors and assigns, whether so expressed or not.

      SECTION 111.   SEPARABILITY CLAUSE.

      In case any provision in this Mortgage or the Securities shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 112.   BENEFITS OF MORTGAGE.

      Nothing in this Mortgage or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders of any Outstanding Securities, any benefit or any legal or equitable right, remedy or claim under this Mortgage.

      SECTION 113.   GOVERNING LAW.

      This Mortgage and the Securities shall be governed by and construed in accordance with the law of the State of Connecticut, except to the extent that the Trust Indenture Act shall be applicable and except to the extent that the laws of any other state where the Company then owns Mortgaged Property shall govern the Mortgage Lien and related provisions of the Mortgage with respect to property in such state; provided however that the rights and obligations of the Trustee shall be governed by the laws of the state in which the Corporate Trust Office is located.

      SECTION 114.   LEGAL HOLIDAYS.

      In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Mortgage or of the Securities other than a provision in Securities of any series, or any Tranche thereof, or in the Mortgage supplemental hereto, Board Resolution or Officers' Certificate which establishes the terms of the Securities of such series or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, or Stated Maturity, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.

      SECTION 115.   INVESTMENT OF CASH HELD BY TRUSTEE.

      Any cash held by the Trustee or any Paying Agent under any provision of this Mortgage shall, except as otherwise provided in
Section 1606 or in Article Eight, at the request of the Company evidenced by Company Order, be invested or reinvested in Investment Securities designated by the Company (such Company Order to contain a representation to the effect that the securities designated therein constitute Investment Securities), any interest on such Investment Securities shall be promptly paid over to the Company as received free and clear of any Lien. Such Investment Securities shall be held subject to the same provisions hereof as the cash used to purchase the same, but upon a like request of the Company shall be sold, in whole or in designated part, and the proceeds of such sale shall be held subject to the same provisions hereof as the cash used to purchase the Investment Securities so sold. If such sale shall produce a net sum less than the cost of the Investment Securities so sold, the Company shall pay to the Trustee or any such Paying Agent, as the case may be, such amount in cash as, together with the net proceeds from such sale, shall equal the cost of the Investment Securities so sold, and if such sale shall produce a net sum greater than the cost of the Investment Securities so sold, the Trustee or any such Paying Agent, as the case may be, shall promptly pay over to the Company an amount in cash equal to such excess, free and clear of any Lien. In no event shall the Trustee be liable for any loss incurred in connection with the sale of any Investment Security pursuant to this Section.

      Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, interest on Investment Securities and any gain upon the sale thereof shall be held as part of the Mortgaged Property until such Event of Default shall have been cured or waived, whereupon such interest and gain shall be promptly paid over to the Company free and clear of any Lien.

                                   ARTICLE 2



                                SECURITY FORMS

      SECTION 201.    FORMS GENERALLY.

      The definitive Securities of each series shall be in substantially the form or forms thereof established in the Mortgage supplemental hereto establishing such series or in a Board Resolution establishing such series, or in an Officers' Certificate pursuant to such a Supplemental Mortgage or Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Mortgage, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form or forms of Securities of any series are established in a Board Resolution or in an Officers' Certificate pursuant to a Supplemental Mortgage or a Board Resolution, such Board Resolution and Officers' Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

      Unless otherwise specified as contemplated by Section 301, the Securities of each series shall be issuable in registered form without coupons. The definitive Securities shall be produced in such manner as shall be determined by the officers executing such Securities, as evidenced by their execution thereof.

      SECTION 202.    FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

      The Trustee's certificate of authentication shall be in substantially the form set forth below:

      This is one of the Securities of the series designated therein referred to in the within-mentioned Mortgage.

            Deutsche Bank Trust Company Americas
            f/k/a Bankers Trust Company,
            as Trustee
            By: _____________________________
            Authorized Signatory

                                   ARTICLE 3



                                THE SECURITIES

      SECTION 301.    AMOUNT UNLIMITED; ISSUABLE IN SERIES.

      The aggregate principal amount of Securities which may be authenticated and delivered under this Mortgage is unlimited.

      The Securities may be issued in one or more series. Subject to the last paragraph of this Section, prior to the authentication and delivery of Securities of any series there shall be established by specification in a supplemental Mortgage or in a Board Resolution or in an Officers' Certificate pursuant to a supplemental Mortgage or a Board
Resolution:

            (a) the title of the Securities of such series (which shall distinguish the Securities of such series from Securities of all other series);

            (b) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Mortgage (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 506 or 1306 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

            (c) the Person or Persons (without specific identification) to whom any interest on Securities of such series, or any Tranche thereof, shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

            (d) the date or dates on which the principal of the Securities of such series or any Tranche thereof, is payable or any formulary or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside of this Mortgage or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension); and the right, if any, to extend the Maturity of the Securities of such series, or any Tranche thereof, and the duration of any such extension;

            (e) the rate or rates at which the Securities of such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest after Maturity if different from the rate or rates at which such Securities shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formulary or other method or other means by which such rate or rates shall be determined by reference to an index or other fact or event ascertainable outside of this Mortgage or otherwise, the date or dates from which such interest shall accrue; the Interest Payment Dates and the Regular Record Dates, if any, for the interest payable on such Securities on any Interest Payment Date; and the basis of computation of interest, if other than as provided in Section 310; and the right, if any, to extend the interest payment periods and the duration of any such extension;

            (f) the place or places at which and/or methods (if other than as provided elsewhere in this Mortgage) by which (i) the principal of and premium, if any, and interest, if any, on Securities of such series, or any Tranche thereof, shall be payable, (ii) registration of transfer of Securities of such series, or any Tranche thereof, may be effected, (iii) exchanges of Securities of such series, or any Tranche thereof, may be effected and (iv) notices and demands to or upon the Company in respect of the Securities of such series, or any Tranche thereof, and this Mortgage may be served; the Security Registrar and any Paying Agent or Agents for such series or Tranche; and, if such is the case, that the principal of such Securities shall be payable without the presentment or surrender thereof;

            (g) the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which the Securities of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company and any restrictions on such redemptions; including but not limited to a restriction on a partial redemption by the Company of the Securities of any series, or any Tranche thereof, resulting in delisting of such Securities from any national exchange;

            (h) the obligation or obligations, if any, of the Company to redeem or purchase or repay the Securities of such series, or any Tranche thereof, pursuant to any sinking fund or other mandatory redemption provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased or repaid, in whole or in part, pursuant to such obligation and applicable exceptions to the requirements of Section 504 in the case of mandatory redemption or redemption or repayment at the option of the Holder;

            (i) the denominations in which Securities of such series, or any Tranche thereof, shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

            (j) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made and the manner in which the amount of such coin or currency payable is to be determined;

            (k) the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series, or any Tranche thereof, shall be payable (if other than Dollars) and the manner in which the equivalent of the principal amount thereof in Dollars is to be determined for any purpose, including for the purpose of determining the principal amount deemed to be Outstanding at any time;

            (l) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

            (m) if the amount payable in respect of principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, may be determined with reference to an index or other fact or event ascertainable outside this Mortgage, the manner in which such amounts shall be determined to the extent not established pursuant to clause (e) of this paragraph;

            (n) if other than the entire principal amount thereof, the portion of the principal amount of Securities of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 902;

            (o) any Events of Default, in addition to those specified in Section 901, or any exceptions to those specified in Section 901, with respect to the Securities of such series, and any covenants of the Company for the benefit of the Holders of the Securities of such series, or any Tranche thereof, in addition to those set forth in Article Seven, or any exceptions to those set forth in Article Seven;

            (p) the terms, if any, pursuant to which the Securities of such series, or any Tranche thereof, may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;

            (q) the obligations or instruments, if any, which shall be considered to be Eligible Obligations in respect of the Securities of such series, or any Tranche thereof, denominated in a currency other than Dollars or in a composite currency, whether Eligible Obligations include Investment Securities with respect to Securities of such series, and any provisions for satisfaction and discharge of Securities of any series, in addition to those set forth in Article Eight, or any exceptions to those set forth in Article Eight;

            (r) if the Securities of such series, or any Tranche thereof, are to be issued in global form, (i) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof,
(ii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of global form and (iii) any other matters incidental to such Securities;

            (s) if the Securities of such series, or any Tranche thereof, are to be issuable as bearer securities, any and all matters incidental thereto which are not specifically addressed in a supplemental Mortgage as contemplated by clause (g) of Section 1301;

            (t) to the extent not established pursuant to clause (r) of this paragraph, any limitations on the rights of the Holders of the Securities of such Series, or any Tranche thereof, to transfer or exchange such Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series, or any Tranche thereof, the amount or terms thereof;

            (u) any exceptions to Section 115, or variation in the definition of Business Day, with respect to the Securities of such series, or any Tranche thereof; and

            (v) any other terms of the Securities of such series, or any Tranche thereof, that the Company may elect to specify.

      With respect to Securities of a series subject to a Periodic Offering, the Mortgage supplemental hereto or the Board Resolution which establishes such series, or the Officers' Certificate pursuant to such supplemental Mortgage or Board Resolution, as the case may be, may provide general terms or parameters for Securities of such series and provide either that the specific terms of Securities of such series, or any Tranche thereof, shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with procedures specified in a Company Order as contemplated in clause
(b) of Section 303.

      Unless otherwise provided with respect to a series of Securities as contemplated in clause (b) of this Section 301, the aggregate principal amount of a series of Securities may be increased and additional Securities of such series may be issued up to the maximum aggregate principal amount authorized with respect to such series as increased.

      SECTION 302.    DENOMINATIONS.

      Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, the S ecurities of each series shall be issuable in denominations of $1,000 and any integral multiple thereof.

      SECTION 303.    EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

      Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities or any Tranche thereof, the Securities shall be executed on behalf of the Company by an Authorized Officer, and may have the corporate seal of the Company affixed thereto or reproduced thereon attested by any other Authorized Officer or by the Secretary or an Assistant Secretary of the Company. The signature of any or all of these officers on the Securities may be manual or facsimile.

      Securities bearing the manual or facsimile signatures of individuals who were at the time of execution Authorized Officers or the Secretary or an Assistant Secretary of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

      The Trustee shall authenticate and deliver Securities of a series for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

            (a) the instrument or instruments establishing the form or forms and terms of the Securities of such series, as provided in Sections 201 and 301;

            (b) a Company Order requesting the authentication and delivery of such Securities and, to the extent that the terms of such Securities shall not have been established in an Mortgage supplemental hereto or in a Board Resolution, or in an Officers' Certificate pursuant to a supplemental Mortgage or Board Resolution, all as contemplated by
Section 301, either (i) establishing such terms or (ii) in the case of Securities of a series subject to a Periodic Offering, specifying procedures, acceptable to the Trustee, by which such terms are to be established (which procedures may provide, to the extent acceptable to the Trustee, for authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing), in either case in accordance with the instrument or instruments establishing the terms of the Securities of such series delivered pursuant to clause (a) above;

            (c) any opinions, certificates, documents and instruments required by Article Four;

            (d) Securities of such series, each executed on behalf of the Company by an Authorized Officer of the Company;

            (e) an Officers' Certificate (i) which shall comply with the requirements of Section 104 of this Mortgage and (ii) which states that no Event of Default under this Mortgage has occurred or is occurring;

            (f) an Opinion of Counsel which shall comply with the requirements of Section 104 of this Mortgage and that states that:

                  (i) the form or forms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Mortgage;

                  (ii) the terms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Mortgage; and

                  (iii) when such Securities shall have been authenticated and delivered by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Securities will have been duly issued under this Mortgage, and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Mortgage, and enforceable in accordance with their terms, subject, as to enforcement, to environmental "super lien" laws and laws relating to or affecting generally the enforcement of mortgagees' and other creditors' rights, including, without limitation, bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors and mortgagees generally, general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith, fair dealing and reasonableness.

provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication and delivery of Securities of such series and that in lieu of the opinions described in clauses (ii) and (iii) above such Opinion of Counsel may, alternatively, state, respectively,

      (x) that, when the terms of such Securities shall have been established pursuant to a Company Order or Orders, or pursuant to such procedures as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the instrument or instruments delivered pursuant to clause (a) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Mortgage; and

      (y) that such Securities, when (1) executed by the Company, (2) authenticated and delivered by the Trustee in accordance with this Mortgage, (3) issued and delivered by the Company and (4) paid for, all as contemplated by and in accordance with the aforesaid Company Order or Orders, as the case may be, will have been duly issued under this Mortgage and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Mortgage, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of mortgagees' and other creditors' rights, including, without limitation, bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors and mortgagees generally, general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith, fair dealing and reasonableness.

      With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the forms and terms thereof and the legality, validity, binding effect and enforceability thereof, and compliance of the authentication and delivery thereof with the terms and conditions of this Mortgage, upon the Opinion of Counsel and other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, at or prior to the time of the first authentication of Securities of such series, unless and until such opinion or other documents have been superseded or revoked or expire by their terms. In connection with the authentication and delivery of Securities of a series, pursuant to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any applicable law or any applicable rule, regulation or order of any Governmental Authority having jurisdiction over the Company.

      If the forms or terms of the Securities of any series have been established by or pursuant to a Board Resolution or an Officers' Certificate as permitted by Sections 201 or 301, the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Mortgage will materially and adversely affect the Trustee's own rights, duties or immunities under the Securities and this Mortgage or otherwise in a manner which is not reasonably acceptable to the Trustee.

      Except as otherwise specified as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, each Security shall be dated the date of its authentication.

      Except as otherwise specified as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, no Security shall be entitled to any benefit under this Mortgage or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or its agent by manual signature of an authorized officer thereof, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Mortgage. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 104 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Mortgage such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

      SECTION 304.    TEMPORARY SECURITIES.

      Pending the preparation of definitive Securities of any series, or any Tranche thereof, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as any officer executing such Securities may determine, as evidenced by such officer's execution of such Securities; provided, however, that temporary Securities need not recite specific redemption, sinking fund, conversion or exchange provisions.

      Unless otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, after the preparation of definitive Securities of such series or Tranche, the temporary Securities of such series or Tranche shall be exchangeable, without charge to the Holder thereof, for definitive Securities of such series or Tranche upon surrender of such temporary Securities at the office or agency of the Company maintained pursuant to Section 702 in a Place of Payment for such Securities. Upon such surrender of temporary Securities for such exchange, the Company shall, except as aforesaid, execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities of the same series and Tranche of authorized denominations and of like tenor and aggregate principal amount.

      Until exchanged in full as hereinabove provided, temporary
Securities shall in all respects be entitled to the same benefits under this Mortgage as definitive Securities of the same series and Tranche and of like tenor authenticated and delivered hereunder.

      SECTION 305.    REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

      The Company shall cause to be kept in each office designated pursuant to Section 702, with respect to the Securities of each series, a register (all registers kept in accordance with this Section being collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities of such series, or any Tranche thereof, and the registration of transfer thereof. The Company shall designate one Person to maintain the Security Register for the Securities of each series on a consolidated basis, and such Person is referred to herein, with respect to such series, as the "Security Registrar." Anything herein to the contrary notwithstanding, the Company may designate one or more of its offices as an office in which a register with respect to the Securities of one or more series shall be maintained, and the Company may designate itself the Security Registrar with respect to one or moreof such series. The Security Register shall be open for inspection by the Trustee and the Company at all reasonable times.

      Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, upon surrender for registration of transfer of any Security of such series or Tranche at the office or agency of the Company maintained pursuant to
Section 702 in a Place of Payment for such series or Tranche, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

      Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, any Security of such series or Tranche may be exchanged at the option of the Holder for one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities, which the Holder making the exchange is entitled to receive.

      All Securities delivered upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same obligation, and entitled to the same benefits under this Mortgage, as the Securities surrendered upon such registration of transfer or exchange.

      Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Security Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

      Unless otherwise specified as contemplated by Section 301, with respect to Securities of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 506 or 1306 not involving any transfer.

      The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of (a) Securities of any series, or any Tranche thereof, during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Securities of such series or Tranche called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

      SECTION 306.    MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

      If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and Tranche, and of like tenor and principal amount, bearing a number not contemporaneously outstanding.

      If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and Tranche, and of like tenor and principal amount, bearing a number not contemporaneously outstanding.

      Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

      Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) in connection therewith.

      Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone other than the Holder of such new Security, and any such new Security shall be entitled to all the benefits of this Mortgage equally and proportionately with any and all other Securities of such series duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen
Securities.

      SECTION 307.    PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

      Unless otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

      Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election, as provided in clause (a) or (b) below:

            (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a date (a "Special Record Date") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date. No interest, other than said Defaulted Interest, shall be payable to such holders with respect to any such amounts so deposited by the Company with the Trustee.

            (b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Mortgage upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      SECTION 308.    PERSONS DEEMED OWNERS.

      Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

      SECTION 309.    CANCELLATION.

      All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Security Registrar, be delivered to the Security Registrar and, if not theretofore canceled, shall be promptly canceled by the Security Registrar. The Company may at any time deliver to the Security Registrar for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Securities so delivered shall be promptly canceled by the Security Registrar. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Mortgage. All canceled Securities held by the Security Registrar shall be disposed of in accordance with the customary practices of the Security Registrar at the time in effect, and the Security Registrar shall not be required to destroy any such certificates. The Security Registrar shall promptly deliver a certificate of disposition to the Trustee and the Company unless, by a Company Order, similarly delivered, the Company shall direct that canceled Securities be returned to it.
The Security Registrar shall promptly deliver evidence of any cancellation of a Security in accordance with this Section 309 to the Trustee and the Company.

      SECTION 310.   COMPUTATION OF INTEREST.

      Except as otherwise specified as contemplated by Section 301 for Securities of any series, or Tranche thereof, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of 12 30-day months, and with respect to any period less than a full month, on the basis of the actual number of days elapsed during such period. For example, the interest for a period running from the 15th day of one month to the 15th day of the next month would be calculated on the basis of one 30-day month.

      SECTION 311.   PAYMENT TO BE IN PROPER CURRENCY.

      In the case of any Security denominated in any currency other than Dollars or in a composite currency (the "Required Currency"), except as otherwise specified with respect to such Security as contemplated by
Section 301, the obligation of the Company to make any payment of the principal thereof, or the premium or interest thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct.

      SECTION 312.   EXTENSION OF INTEREST PAYMENT.

      The Company shall have the right at any time, to extend interest payment periods on all the Securities of any series hereunder, if so specified as contemplated by Section 301 with respect to such Securities and upon such terms as may be specified as contemplated by Section 301 with respect to such Securities.

      SECTION 313.   CUSIP NUMBERS.

      The Company in issuing the Securities may use "CUSIP" or "ISIN" or other similar numbers (if then generally in use), and, if so, the Company, the Trustee or the Security Registrar may use "CUSIP" or "ISIN" or such other numbers in notices or redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only the other identification numbers printed on the Securities, in which case none of the Company or, as the case may be, the Trustee or the Security Registrar, or any agent of any of them, shall have any liability in respect of any CUSIP or "ISIN" or other number used on any such notice, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                   ARTICLE 4



                            ISSUANCE OF SECURITIES

      SECTION 401.    ISSUANCE OF SECURITIES.

            (a) Securities of any one or more series may be authenticated and delivered in any aggregate principal amount so long as, after immediately giving effect thereto, to the concurrent redemption or payment of Securities or Secured Debt and any other transactions contemplated therewith, the aggregate principal amount of all Securities and Secured Debt, in each case then Outstanding, will not exceed 75% of the sum of (i) the then Cost or Fair Value, whichever is less, of all Property Additions (after making any deductions pursuant to Section 102(b)) and (ii) all Available Cash then held by, or deposited with, the Trustee.

            (b) Securities of any series shall be authenticated and delivered by the Trustee upon receipt by the Trustee of:

                  (i) the documents with respect to the Securities of such series specified in Section 303;

                  (ii) an Experts' Certificate dated as of a date not more than 90 days prior to the first day of the month in which the Company Order referring to it is delivered to the Trustee,

                        (1)   setting forth the aggregate amount of
Property Additions then owned by the Company, such amount to be computed by reference to the Company's financial statements, on a Dollar basis, and stating the Cost of such Property Additions;

                        (2) stating that all such property reflected in clause (1) above constitutes Property Additions;

                        (3) stating that such Property Additions are desirable for use in the conduct of the business, or one of the businesses, of the Company;

                        (4)   stating what part, if any, of such
Property Additions includes property which had not been included in a previous Experts' Certificate and which within six months prior to the date of acquisition thereof by the Company had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and stating whether or not, in the judgment of the signers, the Fair Value of such Property Additions to the Company, as of the date of such certificate, is more than $25,000 and more than 1% of the aggregate principal amount of Securities then Outstanding;

                        (5) stating, in the judgment of the signers, the Fair Value to the Company, as of the date of such certificate, of such Property Additions, except any thereof with respect to the Fair Value to the Company of which a statement is to be made in an Independent Experts' Certificate pursuant to clause (iii) below;

                        (6) stating the lower of the Cost or the Fair Value to the Company of such Property Additions;

                        (7) stating the aggregate principal amount of Securities and the aggregate principal amount of Secured Debt, in each case to be Outstanding immediately prior to the issuance of the Securities to be then authenticated and delivered;

                        (8) stating the principal amount of Securities to be then authenticated and delivered;

                        (9)   stating that, immediately after giving
effect to the issuance of the Securities to be then authenticated and delivered, to the concurrent redemption or payment of Securities or Secured Debt and any other transactions contemplated therewith, the aggregate principal amount of all Securities and Secured Debt, in each case then Outstanding, will not exceed 75% of the sum of (i) the amount set forth in clause (6) above, and (ii) all Available Cash;

                  (iii) in case any Property Additions are shown by the Experts' Certificate provided for in clause (ii) above to include property which had not been included in a previous Experts' Certificate and which, within six months prior to the date of acquisition thereof by the Company, had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and such certificate does not show the Fair Value thereof to the Company, as of the date of such certificate, to be less than $25,000 or less than 1% of the aggregate principal amount of Securities then Outstanding, an Independent Experts' Certificate stating, in the judgment of the signer, the Fair Value to the Company, as of the date of such Independent Experts' Certificate, of (X) such Property Additions which have been so used or operated and (at the option of the Company) as to any other Property Additions included in the Experts' Certificate provided for in clause (ii) above and (Y) in case such Independent Experts' Certificate is being delivered in connection with the authentication and delivery of Securities, any property so used or operated which has been subjected to the Lien of this Mortgage since the commencement of the then current calendar year and as to which an Independent Experts' Certificate has not previously been furnished to the Trustee;

                  (iv) in case any Property Additions are shown by the Experts' Certificate provided for in clause (ii) above to have not been included in a previous Experts' Certificate and to have been acquired, made or constructed in whole or in part through the delivery of securities or other property, an Experts' Certificate stating, in the judgment of the signers, the fair market value in cash of such securities or other property at the time of delivery thereof in payment for or for the acquisition of such Property Additions;

                  (v)   an Opinion of Counsel to the effect that:

                        (1) this Mortgage constitutes, or, upon the delivery of, and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in said opinion, will constitute, a direct first mortgage lien, subject only to Permitted Liens, environmental "super lien" laws and specified Prior Liens, upon the interest of the Company in the Property Additions; provided, however, that on and after the Second Effective Date, said opinion may also contain an exception for all Prior Liens; and

                        (2)   the Company has corporate authority to
operate such Property Additions; and

                  (vi) copies of the instruments of conveyance, assignment and transfer, if any, specified in the Opinion of Counsel provided for in clause (v) above.

                                   ARTICLE 5



                           REDEMPTION OF SECURITIES

      SECTION 501.    APPLICABILITY OF ARTICLE.

      Securities of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche) in accordance with this Article.

      SECTION 502.    ELECTION TO REDEEM; NOTICE TO TRUSTEE.

      The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or an Officers' Certificate. The Company shall, at least 40 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of such Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Mortgage or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

      SECTION 503.    SELECTION OF SECURITIES TO BE REDEEMED.

      If less than all the Securities of any series, or any Tranche thereof, are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee from the Outstanding Securities of such series or Tranche not previously called for redemption, by such method as shall be provided for such particular series or Tranche, or in the absence of any such provision, by such method of random selection as the Trustee shall deem fair and appropriate and which may, in any case, provide for the selection for redemption of portions (equal to any authorized denomination for Securities of such series or Tranche) of the principal amount of Securities of such series or Tranche of a denomination larger than the minimum authorized denomination for Securities of such series or Tranche; provided, however, that if, as indicated in an Officers' Certificate, the Company shall have offered to purchase all or any principal amount of the Securities then Outstanding of any series, or any Tranche thereof, and less than all of such Securities as to which such offer was made shall have been tendered to the Company for such purchase, the Trustee, if so directed by Company Order, shall select for redemption all or any principal amount of such Securities which have not been so tendered.

      The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

      For all purposes of this Mortgage, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

      SECTION 504.    NOTICE OF REDEMPTION.

      Except as otherwise specified as contemplated by Section 301 for Securities of any series, notice of redemption shall be given in the manner provided in Section 107 to the Holders of the Securities to be redeemed not less than 30 days prior to the Redemption Date.

      Except as otherwise specified as contemplated by Section 301 for Securities of any series, all notices of redemption shall state:

            (a)   the Redemption Date,

            (b)   the Redemption Price (if known),

            (c) if less than all the Securities of any series or Tranche are to be redeemed, the identification of the particular
Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part,

            (d) that on the Redemption Date the Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

            (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by Section 301 with respect to such Securities that such surrender shall not be required,

            (f) that the redemption is for a sinking or other fund, if such is the case,

            (g) the CUSIP, ISIN or other similar numbers, if any, assigned to such Securities; provided, however, that such notice may state that no representation is made as to the correctness of CUSIP or ISIN numbers, in which case none of the Company, the Trustee or any agent of the Company or the Trustee shall have any liability in respect of the use of any CUSIP or ISIN number or numbers on such notices, and the redemption of such Securities shall not be affected by any defect in or omission of such numbers, and

            (h) such other matters as the Company shall deem desirable or appropriate.

      Unless otherwise specified with respect to any Securities in accordance with Section 301, with respect to any notice of redemption of Securities at the election of the Company, unless, upon the giving of such notice, such Securities shall be deemed to have been paid in accordance with Section 801, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made. A failure by the Company to provide such moneys or make provision for the payment thereof shall not constitute an Event of Default under this Mortgage and the Paying Agent or Agents for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities which had been surrendered for payment upon such redemption.

      Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Security Registrar in the name and at the expense of the Company. Notice of any mandatory redemption of Securities shall be given by the Security Registrar in the name and at the expense of the Company.

      SECTION 505.    SECURITIES PAYABLE ON REDEMPTION DATE.

      Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 301 with respect to such Security; and provided, further, that except as otherwise specified as contemplated by Section 301 with respect to such Security, any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Sections 305 and 307.

      SECTION 506.    SECURITIES REDEEMED IN PART.

      Upon the surrender of any Security which is to be redeemed only in part at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series and Tranche, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE 6



                                 SINKING FUNDS

      SECTION 601.    APPLICABILITY OF ARTICLE.

      The provisions of this Article shall be applicable to any sinking fund for the retirement of the Securities of any series, or any Tranche thereof, except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche.

      The minimum amount of any sinking fund payment provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, or any Tranche thereof, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 602. Each sinking fund payment shall be applied to the redemption of Securities of the series or Tranche in respect of which it was made as provided for by the terms of such Securities.

      SECTION 602.    SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

      The Company (a) may deliver to the Trustee Outstanding Securities (other than any previously called for redemption) of a series or Tranche in respect of which a mandatory sinking fund payment is to be made and
(b) may apply as a credit Securities of such series or Tranche which have been redeemed either at the election of the Company pursuant to the terms of such Securities, at the election of the Holder thereof if applicable, or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of such mandatory sinking fund payment with respect to the Securities of such series; provided, however, that no Securities shall be applied in satisfaction of a mandatory sinking fund payment if such Securities shall have been previously so applied. Securities so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

      SECTION 603.    REDEMPTION OF SECURITIES FOR SINKING FUND.

      Not less than 40 days, or such shorter period as the Trustee shall agree to, prior to each sinking fund payment date for the Securities of any series, or any Tranche thereof, the Company shall deliver to the Trustee an Officers' Certificate specifying:

            (a) the amount of the next succeeding mandatory sinking fund payment for such series or Tranche;

            (b) the amount, if any, of the optional sinking fund payment to be made together with such mandatory sinking fund payment;

            (c)   the aggregate sinking fund payment; and

            (d) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by the payment of cash;

            (e) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by delivering and crediting Securities of such series or Tranche pursuant to Section 602 and stating the basis for such credit and that such Securities have not previously been so credited, and the Company shall also deliver to the Trustee any Securities to be so delivered.

      If the Company shall not deliver such Officers' Certificate and, to the extent applicable, all such Securities, the next succeeding sinking fund payment for such series or Tranche shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 503 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 504. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 505 and 506.

                                   ARTICLE 7



                         REPRESENTATIONS AND COVENANTS

      SECTION 701.    PAYMENT OF SECURITIES; LAWFUL POSSESSION.

            (a) The Company shall pay the principal of and premium, if any, and interest, if any, on the Securities of each series in accordance with the terms of such Securities and this Mortgage.

            (b) The Company is lawfully possessed of the Mortgaged Property and has sufficient right and authority to mortgage and pledge the Mortgaged Property, as provided in and by this Mortgage.

      SECTION 702.    MAINTENANCE OF OFFICE OR AGENCY.

      The Company shall maintain in each Place of Payment for the Securities of each series, or any Tranche thereof, an office or agency where payment of such Securities shall be made, where the registration of transfer or exchange of such Securities may be effected and where notices and demands to or upon the Company in respect of such Securities and this Mortgage may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 107. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, then payment of such Securities shall be made, registration of transfer or exchange thereof may be effected and notices and demands in respect of such Securities and this Mortgage may be served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event.

      The Company may also from time to time designate one or more other offices or agencies with respect to the Securities of one or more series, or any Tranche thereof, for any or all of the foregoing purposes and may from time to time rescind such designations; provided, however, that, unless otherwise specified as contemplated by Section 301 with respect to the Securities of such series or Tranche, no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in
Section 107, of any such designation or rescission and of any change in the location of any such other office or agency.

      Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company or an Affiliate of the Company, in which event the Company or such Affiliate shall perform all functions to be performed at such office or agency.

      SECTION 703.    MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

      If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Company shall promptly notify the Trustee of any failure by the Company (or any other obligor on such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities.

      Whenever the Company shall have one or more Paying Agents for the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on such Securities, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal and premium or interest so becoming due, such sums to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure by it so to act.

      The Company shall cause each Paying Agent for the Securities of any series, or any Tranche thereof, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

            (a) hold all sums held by it for the payment of the principal of and premium, if any, or interest, if any, on such Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (b) give the Trustee notice of any failure by the Company (or any other obligor upon such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities; and

            (c) at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent and furnish to the Trustee such information as it possesses regarding the names and addresses of the Persons entitled to such sums.

      The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if so stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article Eight; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest, if any, on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest, if any, has become due and payable shall to the extent permitted by law be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Security shall, as an unsecured general creditor and not as the Holder of an Outstanding Security, look only to the Company for payment of the amount so due and payable and remaining unpaid unless the applicable law provides otherwise, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

      SECTION 704.    CORPORATE EXISTENCE.

      Subject to the rights of the Company under Article Twelve, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence as a corporation.

      SECTION 705.    ANNUAL OFFICERS' CERTIFICATE AS TO COMPLIANCE.

      Not later than June 1 in each year, commencing June 1, 2006, the Company shall deliver to the Trustee an Officers' Certificate which need not comply with the requirements of Section 103, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company and by any other Authorized Officer, as to (i) such officers' knowledge of the Company's compliance with all conditions and covenants under this Mortgage, such compliance to be determined without regard to any period of grace or requirement of notice under this Mortgage, and making any other statements as may be required by the Trust Indenture Act; and (ii) stating the aggregate principal amount of Secured Debt outstanding as of March 31 in such year.

      SECTION 706.    WAIVER OF CERTAIN COVENANTS.

      The Company may omit in any particular instance to comply with any term, provision or condition set forth in (a) Section 702 or any additional covenant or restriction specified with respect to the Securities of any series, or any Tranche thereof, as contemplated by
Section 301, if before the time for such compliance the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches with respect to which compliance with Section 702 or such additional covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition and (b) Section 704 or Article Twelve if before the time for such compliance the Holders of a majority in principal amount of Securities Outstanding under this Mortgage shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but, in the case of (a) or (b), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

      SECTION 707.    ISSUANCE OF SECURED DEBT

      The Company shall not issue any Secured Debt unless, after giving effect thereto, to the concurrent redemption or payment of Securities or Secured Debt and any other transactions contemplated thereby, (a) the Company would be permitted by the provisions of Section 401(a) to have authenticated and delivered at least $1.00 of additional Securities, and
(b) the aggregate principal amount of Secured Debt then outstanding would not exceed 3% of the sum of (i) the then Cost or Fair Value, whichever is less, of all Property Additions (after making any deductions pursuant to Section 102(b)) and (ii) all Available Cash then held by, or deposited with, the Trustee, provided, however, that the foregoing restriction shall not in any way prevent or limit the Company from assuming indebtedness secured by Liens existing on property acquired by the Company after the First Effective Date or placed thereon at the time of such acquisition thereof. Any such assumed indebtedness secured by a Lien prior to or on a parity with the Lien of this Mortgage shall, for all other purposes of this Mortgage, constitute Secured Debt.

      SECTION 708.    SALE AND LEASEBACK

      Nothing in this Mortgage is intended to prevent the Company from entering into any Sale and Leaseback Transaction so long as the Company otherwise complies with the requirements of this Mortgage.

                                   ARTICLE 8



                          SATISFACTION AND DISCHARGE

      SECTION 801.    SATISFACTION AND DISCHARGE OF SECURITIES.

      Any Security or Securities (provided, however, that prior to the Second Effective Date this Section shall be applicable only to Securities issued after January 1, 2004), or any portion of the principal amount thereof, shall be deemed to have been paid and no longer Outstanding for all purposes of this Mortgage, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:

            (a)   money in an amount which shall be sufficient, or

            (b) in the case of a deposit made prior to the Maturity of such Securities or portions thereof, Eligible Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or

            (c) a combination of (a) or (b) which shall be sufficient to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on or prior to Maturity;

provided, however, that in the case of the provision for payment or redemption of less than all the Securities of any series or Tranche, such Securities or portions thereof shall have been selected by the Trustee as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent:

      (x) if such deposit shall have been made prior to the Maturity of such Securities, a Company Order stating that the money and Eligible Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 803;

      (y) if Eligible Obligations shall have been deposited, an Opinion of Counsel to the effect that such obligations constitute Eligible Obligations and do not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, and a report of an independent public accountant of nationally recognized standing, selected by the Company, to the effect that the other requirements set forth in clause (b) and (c) above have been satisfied; and

      (z) if such deposit shall have been made prior to the Maturity of such Securities, an Officers' Certificate stating the Company's intention that, upon delivery of such Officers' Certificate, its indebtedness in respect of such Securities or portions thereof will have been satisfied and discharged as contemplated in this Section.

      Upon the deposit of money or Eligible Obligations, or both, in accordance with this Section, together with the documents required by clauses (x), (y) and (z) above, the Trustee shall, upon receipt of a Company Request, acknowledge in writing that the Security or Securities or portions thereof with respect to which such deposit was made are deemed to have been paid for all purposes of this Mortgage and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section. In the event that all of the conditions set forth in the preceding paragraph shall have been satisfied in respect of any Securities or portions thereof except that, for any reason, the Officers' Certificate specified in clause (z) shall not have been delivered, such Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Mortgage, and the Holders of such Securities or portions thereof shall nevertheless be no longer entitled to the benefits provided by this Mortgage or of any of the covenants of the Company under Article Seven (except the covenants contained in Sections 702 and 703) or any other covenants made in respect of such Securities or portions thereof as contemplated by Section 301 or Section 1301(b), but the indebtedness of the Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose and the Holders of such Securities or portions thereof shall continue to be entitled to look to the Company for payment of the indebtedness represented thereby; and, upon Company Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Mortgage.

      If payment at Stated Maturity of less than all of the Securities of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Trustee shall select such Securities, or portions of principal amount thereof, in the manner specified by Section 503 for selection for redemption of less than all the Securities of a series or Tranche.

      In the event that Securities which shall be deemed to have been paid for purposes of this Mortgage, and, if such is the case, in respect of which the Company's indebtedness shall have been satisfied and discharged, all as provided in this Section, do not mature and are not to be redeemed within the 60-day period commencing with the date of the deposit of moneys or Eligible Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

      Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Mortgage, as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 304, 305, 306, 504, 702, 703, 1007 and 1015 and this Article shall survive.

      The Company shall pay, and shall indemnify the Trustee or any Paying Agent with which Eligible Obligations shall have been deposited as provided in this Section against, any tax, fee or other charge imposed on or assessed against such Eligible Obligations or the principal or interest received in respect of such Eligible Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

      Anything herein to the contrary notwithstanding, (a) if, at any time after a Security would be deemed to have been paid for purposes of this Mortgage, and, if such is the case, the Company's indebtedness in respect thereof would be deemed to have been satisfied and discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, (i) shall be required to return the money or Eligible Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable Federal or State bankruptcy, insolvency or other similar law, or (ii) is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, such Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company's indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Security shall be deemed to remain Outstanding and (b) any satisfaction and discharge of the Company's indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of
Section 703.

      SECTION 802.    EFFECTIVE TIME; SATISFACTION AND DISCHARGE OF
MORTGAGE.

      (a) Subsection (b) of this Section 802 shall be of no force or effect until the Second Effective Date, but shall automatically become and be in full force and effect on and after the Second Effective Date.

      (b) This Mortgage shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute such instruments as the Company shall reasonably request to evidence and acknowledge the satisfaction and discharge of this Mortgage, when:

            (i)   no Securities remain Outstanding hereunder; and

            (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

provided, however, that if, in accordance with the last paragraph of
Section 801, any Security, previously deemed to have been paid for purposes of this Mortgage, shall be deemed retroactively not to have been so paid, this Mortgage shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain in full force and effect, and the Company shall execute and deliver such instruments as the Trustee shall reasonably request to evidence and acknowledge the same.

      Notwithstanding the satisfaction and discharge of this Mortgage as aforesaid, the obligations of the Company and the Trustee under Sections 304, 305, 306, 504, 702, 703, 1007 and 1015 and this Article shall survive.

      Upon satisfaction and discharge of this Mortgage as provided in this Section, the Trustee shall assign, transfer and turn over to the Company, subject to the lien provided by Section 1007, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities (other than money and Eligible Obligations held by the Trustee pursuant to Section 803) and shall execute and deliver to the Company such instruments as, in the judgment of the Company, shall be necessary, desirable or appropriate to effect or evidence the satisfaction and discharge of this Mortgage.

      SECTION 803.    APPLICATION OF TRUST MONEY.

      Neither the Eligible Obligations nor the money deposited pursuant to Section 801, nor the principal or interest payments on any such Eligible Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest, if any, on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 703; provided, however, that so long as there shall not have occurred and be continuing an Event of Default, any cash received from such principal or interest payments on such Eligible Obligations, if not then needed for such purpose, shall, to the extent practicable and upon Company Request and delivery to the Trustee of the documents referred to in clause (y) in the first paragraph of Section 801, be invested in Eligible Obligations of the type described in clause (b) in the first paragraph of Section 801 maturing at such times and in such amounts as shall be sufficient, together with any other moneys and the proceeds of any other Eligible Obligations then held by the Trustee, to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received, free and clear of any trust, lien or pledge under this Mortgage (except the lien provided by Section 1007); and provided, further, that, so long as there shall not have occurred and be continuing an Event of Default, any moneys held in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Mortgage (except the lien provided by Section 1007); and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default shall have been waived or cured.

                                   ARTICLE 9



                          EVENTS OF DEFAULT; REMEDIES

      SECTION 901.    EVENTS OF DEFAULT.

      "Event of Default", wherever used herein with respect to Securities, means any one of the following events:

            (a) Failure to pay any interest on any Security when it becomes due and payable and continuance of such default for a period of 90 days; provided, however, that no such default shall constitute an "Event of Default" if the Company has made a valid extension of the interest payment period with respect to the Securities of such series, of which such Security is a part, if so provided as contemplated by
Section 301; or

            (b) Failure to pay the principal of or premium, if any, on any Security when it becomes due and payable; provided, however, that no such default shall constitute an "Event of Default" if the Company has made a valid extension of the Maturity of the Securities of the series, of which such Security is a part, if so provided as contemplated by
Section 301; or

            (c) Failure to perform or breach of, any covenant or warranty of the Company in this Mortgage (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section specifically addressed) and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 33% in aggregate principal amount of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Securities, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company within such period and is being diligently pursued; or

            (d) The entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State bankruptcy, insolvency or similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 90 consecutive days; or

            (e) The commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in a case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or similar law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors of the Company; or

            (f) any other Event of Default with respect to Securities of such series as shall have been specified in the terms thereof as contemplated by Section 301(o).

      SECTION 902.    ACCELERATION OF MATURITY; RESCISSION AND
ANNULMENT.

      If an Event of Default shall have occurred and be continuing, then in every such case the Trustee or the Holders of not less than a majority in principal amount of the Outstanding Securities may declare the principal amount (or, if any of the Securities of such series are Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by
Section 301) of all of the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon receipt by the Company of notice of such declaration such principal amount (or specified amount) together with premium, if any, and accrued and unpaid interest shall become immediately due and payable.

      At any time after such a declaration of acceleration of the maturity of the Securities then Outstanding shall have been made, but before any sale of any of the Mortgaged Property has been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as provided in this Article, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been cured, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

            (a) the Company shall have paid or deposited with the Trustee a sum sufficient to pay

                  (i) all overdue interest, if any, on all Securities then Outstanding;

                  (ii) the principal of and premium, if any, on any Securities then Outstanding which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities;

                  (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities;

                  (iv)  all amounts due to the Trustee under Section
1007;

     and

            (b) all Events of Default, other than the non-payment of the principal of Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 913.

      No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

      SECTION 903.    COLLECTION OF INDEBTEDNESS AND SUITS FOR
ENFORCEMENT BY TRUSTEE.

      If an Event of Default described in clause (a) or (b) of Section 901 shall have occurred, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, and, to the extent permitted by law, interest on premium, if any, and on any overdue principal and interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 1007.

      If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

      If an Event of Default shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Mortgage or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      SECTION 904.    TRUSTEE MAY FILE PROOFS OF CLAIM.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 1007 and any claims of the Trustee as holder of Secured Debt) and of the Holders allowed in such judicial proceeding, and

            (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under
Section 1007.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      SECTION 905.    TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
SECURITIES.

      All rights of action and claims under this Mortgage or the Securities may be prosecuted and enforced by the Trustee, without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

      SECTION 906.    APPLICATION OF MONEY COLLECTED.

      Any money collected by the Trustee pursuant to this Article shall be applied in the following order, to the extent permitted by law, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

      FIRST: To the payment of all amounts due the Trustee under Section
1007;

      SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal of and premium, if any, and interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively; and

      THIRD: To the payment of the remainder, if any, to the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

      SECTION 907.    LIMITATION ON SUITS.

      No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Mortgage, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default;

            (b) the Holders of a majority in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

            (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities; it being understood and intended that no one or more of the Holders of any Securities shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Mortgage to affect, disturb or prejudice the rights of any other Holders or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Mortgage, except in the manner herein provided and for the equal and ratable benefit of all Holders.

      SECTION 908.    UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE
PRINCIPAL, PREMIUM AND INTEREST.

      Notwithstanding any other provision in this Mortgage, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 307) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, subject to Section 504, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

      SECTION 909.    RESTORATION OF RIGHTS AND REMEDIES.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Mortgage and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

      SECTION 910.   RIGHTS AND REMEDIES CUMULATIVE.

      Except as otherwise provided in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 911.   DELAY OR OMISSION NOT WAIVER.

      No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

      SECTION 912.   CONTROL BY HOLDERS OF SECURITIES.

      If an Event of Default shall have occurred and be continuing, the Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to such Securities; provided, however, that

            (a) such direction shall not be in conflict with any rule of law or with this Mortgage, and could not involve the Trustee in personal liability in circumstances where indemnity would not, in the Trustee's sole discretion, be adequate, and

            (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

      SECTION 913.   WAIVER OF PAST DEFAULTS.

      The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default:

            (a) in the payment of the principal of or premium, if any, or interest, if any, on any Outstanding Security, or

            (b) in respect of a covenant or provision hereof which under Section 1302 cannot be modified or amended without the consent of the Holder of each Outstanding Security of any series or Tranche affected.

      Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Mortgage; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      SECTION 914.   UNDERTAKING FOR COSTS.

      The Company and the Trustee agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Mortgage, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Securities then Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or in the case of redemption, on or after the Redemption Date).

      SECTION 915.   WAIVER OF USURY, STAY OR EXTENSION LAWS.

      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Mortgage; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      SECTION 916.   DEFAULTS UNDER PRIOR LIENS.

      In addition to every other right and remedy provided herein, the Trustee may (but shall not be obligated to) exercise any right or remedy available to the Trustee in its capacity as owner and holder of any Secured Debt which arises as a result of a default or matured event of default under any Prior Lien, whether or not an Event of Default shall then have occurred and be continuing.

      SECTION 917.   RECEIVER AND OTHER REMEDIES.

      If an Event of Default shall have occurred and, during the continuance thereof, the Trustee shall have commenced judicial proceedings to enforce any right under this Mortgage, the Trustee shall, to the extent permitted by law, be entitled, as against the Company, to the appointment of a receiver of the Mortgaged Property and subject to the rights, if any, of others to receive collections from former, present or future customers of the rents, issues, profits, revenues and other income thereof, and whether or not any receiver is appointed, the Trustee shall be entitled to retain possession and control of, and to collect and receive the income from cash, securities and other personal property held by the Trustee hereunder and to all other remedies available to mortgagees and secured parties under the Uniform Commercial Code or any other applicable law.

                                  ARTICLE 10



                                  THE TRUSTEE

      SECTION 1001.   CERTAIN DUTIES AND RESPONSIBILITIES.

            (a) The Trustee shall have and be subject to all the duties and responsibilities specified with respect to a Mortgage trustee in the Trust Indenture Act and no implied covenants or obligations shall be read into this Mortgage against the Trustee. For purposes of Sections 315(a) and 315(c) of the Trust Indenture Act, the term "default" is hereby defined as an Event of Default which has occurred and is continuing.

            (b) No provision of this Mortgage shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (c) Notwithstanding anything contained in this Mortgage to the contrary, the duties and responsibilities of the Trustee under this Mortgage shall be subject to the protections, exculpations and limitations on liability afforded to a Mortgage trustee under the provisions of the Trust Indenture Act. For the purposes of Sections 315(b) and 315(d)(2) of the Trust Indenture Act, the term "responsible officer" is hereby defined as a Responsible Officer.

            (d) Whether or not therein expressly so provided, every provision of this Mortgage relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      SECTION 1002.   NOTICE OF DEFAULTS.

      The Trustee shall give notice of any default hereunder known to the Trustee in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 901(c), no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

      SECTION 1003.   CERTAIN RIGHTS OF TRUSTEE.

      Subject to the provisions of Section 1001 and to the applicable provisions of the Trust Indenture Act:

            (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board
Resolution;

            (c) whenever in the administration of this Mortgage the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Mortgage at the request or direction of any Holder pursuant to this Mortgage, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (h) the Trustee shall not be charged with knowledge of any default (as defined in Section 1002) or Event of Default unless either
(1) a Responsible Officer of the Trustee shall have actual knowledge of such default or Event of Default or (2) written notice of such default or Event of Default shall have been given to the Trustee by the Company or any other obligor on such Securities, or by any Holder of such Securities.

            (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder; and

            (j) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Mortgage.

      SECTION 1004.   NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
SECURITIES.

      The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the value or condition of the Mortgaged Property, the title of the Company to the Mortgaged Property, the security afforded by the Lien of this Mortgage, the validity or genuineness of any securities deposited with the Trustee hereunder, or the validity or sufficiency of this Mortgage or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof or any money paid to the Company hereunder.

      SECTION 1005.   MAY HOLD SECURITIES.

      Each of the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 1008 and 1013, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

      SECTION 1006.   MONEY HELD IN TRUST.

      Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any money received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company.

      SECTION 1007.   COMPENSATION AND REIMBURSEMENT.

      The Company shall

            (a) pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) except as otherwise expressly provided herein, reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this Mortgage (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent that any such expense, disbursement or advance may be attributable to the Trustee's negligence, willful misconduct or bad faith; and

            (c) indemnify the Trustee for, and hold it harmless from and against, any loss, liability or expense reasonably incurred by it arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent any such loss, liability or expense may be attributable to its negligence, willful misconduct or bad faith.

      As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon the Mortgaged Property and all property and funds held or collected by the Trustee as such, other than property and funds held in trust under Section 803 (except moneys payable to the Company as provided in Section 803).

      In addition and without prejudice to the rights provided to the Trustee under any of the provisions of this Mortgage, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 901(d) or Section 901(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal and State bankruptcy, insolvency or other similar law.

      The Company's obligations under this Section 1007 and the Lien referred to in this Section 1007 shall survive the resignation or removal of the Trustee, the discharge of the Company's obligations under Article Eight of this Mortgage and/or the termination of this Mortgage.

      "TRUSTEE" for purposes of this Section 1007 shall include any predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

      SECTION 1008.   DISQUALIFICATION; CONFLICTING INTERESTS.

      If the Trustee shall have or acquire any conflicting interest within themeaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee, in its capacity as trustee in respect of the Securities of any series, shall not be deemed to have a conflicting interest arising from its capacity as trustee in respect of the Securities of any other series issued under this Mortgage. Nothing herein shall prevent the Company or the Trustee from filing with the Commission an application of the type referred to in clause (ii) of paragraph (1) or in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

      SECTION 1009.   CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

      There shall at all times be a Trustee hereunder which shall be

            (a) a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority, or

            (b) if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section and the Trust Indenture Act, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      SECTION 1010.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 1011.

            (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 1011 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Trustee and the Company.

            (d)   If at any time:

                  (i) the Trustee shall fail to comply with Section 1008 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least 6 months, or

                  (ii)  the Trustee shall cease to be eligible under
Section 1009 or Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by Board Resolutions may remove the Trustee with respect to all Securities or (y) subject to Section 914, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause (other than as contemplated by clause (y) in subsection (d) of this Section), the Company, by Board Resolutions, shall promptly appoint a successor Trustee or Trustees and shall comply with the applicable requirements of Section 1011. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 1011, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 1011, any Holder who has been a bona fide Holder of a Security of such series for at least 6 months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, and except with respect to a Trustee appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities pursuant to subsection (e) of this Section, if the Company shall have delivered to the Trustee (i) Board Resolutions appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 1011, the Trustee shall be deemed to have resigned as contemplated in subsection (b) of this Section, the successor Trustee shall be deemed to have been appointed by the Company pursuant to subsection (e) of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 1011, all as of such date, and all other provisions of this Section and Section 1011 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).

            (g) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 107. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

      SECTION 1011.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

            (a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its Lien provided for in Section 1007.

            (b) Upon request of any such successor Trustee, the Company shall execute any instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in subsection (a) of this Section.

            (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

      SECTION 1012.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
BUSINESS.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

      SECTION 1013.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

      If the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor. For purposes of Section 311(b) of the Trust Indenture Act (a) the term "cash transaction" shall have the meaning provided in Rule 11b-4 under the Trust Indenture Act, and (b) the term "self-liquidating paper" shall have the meaning provided in Rule 11b-6 under the Trust Indenture Act.

      SECTION 1014.  CO-TRUSTEE AND SEPARATE TRUSTEES.

      At any time or times, for the purpose of meeting the legal requirements of any applicable jurisdiction, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least 33% in principal amount of the Securities then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

      Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

      Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

            (a) the Securities shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

            (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

            (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

            (d) no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder, and the Trustee shall not be personally liable by reason of any act or omission of any such co-trustee or separate trustee; and

            (e) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

      SECTION 1015.  APPOINTMENT OF AUTHENTICATING AGENT.

      The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one or more series, or any Tranche thereof, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 506, and Securities so authenticated shall be entitled to the benefits of this Mortgage and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Mortgage to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State or territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

      The provisions of Sections 308, 1004 and 1005 shall be applicable to each Authenticating Agent.

      If an appointment with respect to the Securities of one or more series, or any Tranche thereof, shall be made pursuant to this Section, the Securities of such series or Tranche may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

      This is one of the Securities of the series designated therein referred to in the within-mentioned Mortgage.

                        Deutsche Bank Trust Company Americas,
                        f/k/a Bankers Trust Company, Trustee,

                        By______________________
                        As Authenticating Agent

                        By______________________
                        Authorized Officer

      If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 103 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

                                  ARTICLE 11



               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

      SECTION 1101.   LISTS OF HOLDERS.

      Semiannually, not later than June 1 and December 1 in each year, commencing December 1, 2005 and at such other times as the Trustee may request in writing, the Company shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Security Registrar.

      SECTION 1102.   REPORTS BY TRUSTEE AND COMPANY.

      Not later than November 1 in each year, commencing with the year 2005, the Trustee shall transmit to the Holders, the Commission and each securities exchange upon which any Securities are listed, a report, dated as of the next preceding September 15, with respect to any events and other matters described in Section 313(a) of the Trust Indenture Act, in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders, the Commission and each securities exchange upon which any Securities are listed, and the Company shall file with the Trustee (within 30 days after filing with the Commission in the case of reports which pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act. The Company shall notify the Trustee of the listing of any Securities on any securities exchange.

      Delivery of such reports, information and documents to the Trustee is for informational purposes only, and the Trustee's receipt of such shall not constitute notice or constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

      The Company shall file with the Trustee (within 30 days after filing with the Commission in the case of reports that pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act.

                                  ARTICLE 12



             CONSOLIDATION, MERGER, CONVEYANCE, OR OTHER TRANSFER

      SECTION 1201.   COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

      The Company shall not consolidate with or merge into any other corporation, or convey or otherwise transfer, or lease, as, or substantially as, an entirety the Company's Electric Utility Property to any Person, unless:

            (a) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or other transfer, or which leases, as or substantially as an entirety such Electric Utility Property shall be a corporation organized and existing under the laws of the United States, any State or Territory thereof or the District of Columbia (such corporation being hereinafter sometimes called the "Successor Company") and shall execute and deliver to the Trustee an Mortgage supplemental hereto, in form recordable and reasonably satisfactory to the Trustee, which:

                  (i) in the case of a consolidation, merger, conveyance or other transfer, or in the case of a lease if the term thereof extends beyond the last Stated Maturity of the Securities then Outstanding, contains an express assumption by the Successor Company of the due and punctual payment of the principal of and premium, if any, and interest, if any, on all the Securities then Outstanding and the performance and observance of every covenant and condition of this Mortgage to be performed or observed by the Company, and

                  (ii)  in the case of a consolidation, merger,
conveyance or other transfer contains a grant, conveyance, transfer and mortgage by the Successor Company, of the same tenor of the Granting Clauses herein,

            (A) confirming the Lien of this Mortgage on the Mortgaged Property (as constituted immediately prior to the time such transaction became effective) and subjecting to the Lien of this Mortgage all property, real, personal and mixed, thereafter acquired by the Successor Company which shall constitute an improvement, extension or addition to the Mortgaged Property (as so constituted) or a renewal, replacement or substitution of or for any part thereof, and,

            (B) at the election of the Successor Company, subjecting to the Lien of this Mortgage such property, real, personal or mixed, in addition to the property described in subclause (A) above, then owned or thereafter acquired by the Successor Company as the Successor Company shall, in its sole discretion, specify or describe therein, and the Lien confirmed or created by such grant, conveyance, transfer and mortgage shall have force, effect and standing similar to those which the Lien of this Mortgage would have had if the Company had not been a party to such consolidation, merger, conveyance or other transfer and had itself, after the time such transaction became effective, purchased, constructed or otherwise acquired the property subject to such grant, conveyance, transfer and mortgage;

            (b) in the case of a lease, such lease shall be made expressly subject to termination at any time during the continuance of an Event of Default, by (i) the Company or the Trustee and (ii) the purchaser of the property so leased at any sale thereof hereunder, whether such sale be made under the power of sale hereby conferred or pursuant to judicial proceedings;

            (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each of which shall state that such consolidation, merger, conveyance or other transfer or lease, and such supplemental Mortgage, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and

            (d) immediately after giving effect to such transaction (and treating any Debt that becomes an obligation of the Successor Company as a result of such transaction as having been incurred by the Successor Company at the time of such transaction), no Event of Default shall have occurred and be continuing.

      As used in this Article and in Section 1610(d), the terms "improvement", "extension" and "addition" shall be limited to (a) with respect to real property subject to the Lien of this Mortgage, any item of personal property which has been so affixed or attached to such real property as to be regarded a part of such real property under applicable law and (b) with respect to personal property subject to the Lien of this Mortgage, any improvement, extension or addition to such personal property which (i) is made to maintain, renew, repair or improve the function of such personal property and (ii) is physically installed in or affixed to such personal property.

      SECTION 1202.   SUCCESSOR COMPANY SUBSTITUTED.

      Upon any consolidation or merger or any conveyance or other transfer of, as or substantially as an entirety the Company's Electric Utility Property in accordance with Section 1201, the Successor Company shall succeed to, and be substituted for, and may exercise every power and right of, the Company under this Mortgage with the same effect as if such Successor Company had been named as the "Company" herein. Without limiting the generality of the foregoing:

            (a) all property of the Successor Company then subject to the Lien of this Mortgage, of the character described in Section 102, shall constitute Property Additions;

            (b) the Successor Company may execute and deliver to the Trustee, and thereupon the Trustee shall, subject to the provisions of Article Four, authenticate and deliver, Securities meeting the requirements of Article Four; and

            (c) the Successor Company may, subject to the applicable provisions of this Mortgage, use Property Additions for any other purpose under the Mortgage.

All Securities so executed by the Successor Company, and authenticated and delivered by the Trustee, shall in all respects be entitled to the benefit of the Lien of this Mortgage equally and ratably with all Securities executed, authenticated and delivered prior to the time such consolidation, merger, conveyance or other transfer became effective.

      SECTION 1203.   EXTENT OF LIEN HEREOF ON PROPERTY OF SUCCESSOR
COMPANY.

      Unless, in the case of a consolidation, merger, conveyance or other transfer contemplated by Section 1201, the Mortgage supplemental hereto contemplated in Section 1201 or in Article Thirteen expressly provides otherwise, neither this Mortgage nor such supplemental Mortgage shall become or be, or be required to become or be, a Lien upon any of the properties:

            (a) owned by the Successor Company or any other party to such transaction (other than the Company) immediately prior to the time of effectiveness of such transaction or

            (b) acquired by the Successor Company at or after the time of effectiveness of such transaction, except, in either case, properties acquired from the Company in or as a result of such transaction and improvements, extensions and additions to such properties and renewals, replacements and substitutions of or for any part or parts thereof.

      SECTION 1204.   RELEASE OF COMPANY UPON CONVEYANCE OR OTHER TRANSFER.

      In the case of a conveyance or other transfer to any Person or Persons as contemplated in Section 1201, upon the satisfaction of all the conditions specified in Section 1201 the Company (such term being used in this Section without giving effect to such transaction) shall be released and discharged from all obligations and covenants under this Mortgage and on and under all Securities then Outstanding (unless the Company shall have delivered to the Trustee an instrument in which it shall waive such release and discharge) and, upon request by the Company, the Trustee shall acknowledge in writing that the Company has been so released and discharged.

      SECTION 1205.   MERGER INTO COMPANY; EXTENT OF LIEN HEREOF.

            (a) Nothing in this Mortgage shall be deemed to prevent or restrict any consolidation or merger after the consummation of which the Company would be the surviving or resulting corporation or any conveyance or other transfer, or lease, of any part of the Company's Electric Utility Property which does not constitute the entirety or substantially the entirety of its Electric Utility Property.

            (b) Unless, in the case of a consolidation or merger described in subsection (a) of this Section, an Mortgage supplemental hereto shall otherwise provide, this Mortgage shall not become or be, or be required to become or be, a Lien upon any of the properties acquired by the Company in or as a result of such transaction or any improvements, extensions or additions to such properties or any renewals, replacements or substitutions of or for any part or parts thereof.

      SECTION 1206.   TRANSFER OF LESS THAN SUBSTANTIALLY ALL.

      This Article is not intended to limit the Company's conveyances, transfers or leases of less than the entirety or substantially the entirety of its Electric Utility Property.

                                  ARTICLE 13



                            SUPPLEMENTAL MORTGAGES

      SECTION 1301.   SUPPLEMENTAL MORTGAGES WITHOUT CONSENT OF HOLDERS.

      Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more Mortgages supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities all as provided in Article Twelve; or

            (b) to add one or more covenants of the Company or other provisions for the benefit of the Holders of all or any series of Securities, or any Tranche, thereof or to surrender any right or power herein conferred upon the Company (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series); or

            (c) to add any additional Events of Default with respect to all or any series of Securities Outstanding hereunder (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

            (d) to change or eliminate any provision of this Mortgage or to add any new provision to this Mortgage; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Securities of any series or Tranche Outstanding on the date of such supplemental Mortgage in any material respect, such change, elimination or addition shall become effective with respect to such series or Tranche only pursuant to the provisions of Section 1302 hereof or when no Security of such series or Tranche remains Outstanding; or

            (e) to provide additional collateral security for the Securities of any series; or

            (f) to establish the form or terms of Securities of any series or Tranche as contemplated by Sections 201 and 301; or

            (g) to provide for the authentication and delivery of bearer Securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

            (h) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Mortgage as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 1011(b); or

            (i) to provide for the procedures required to permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series or Tranche of, the Securities; or

            (j) to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of Securities, or any Tranche thereof, shall be payable, (2) all or any series of Securities, or any Tranche thereof, may be surrendered for registration of transfer, (3) all or any series of Securities, or any Tranche thereof, may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Securities, or any Tranche thereof, and this Mortgage may be served;

            (k) to amend and restate this Mortgage, as originally executed and delivered and as it may have been subsequently amended, in its entirety, but with such additions, deletions and other changes as shall not adversely affect the interests of the Holders of the Securities in any material respect; or

            (l) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other changes to the provisions hereof or to add other provisions with respect to matters or questions arising under this Mortgage, provided that such other changes or additions shall not materially adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect.

      Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the First Effective Date or at any time thereafter shall be amended and

            (x) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Mortgage shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an Mortgage supplemental hereto to evidence such amendment hereof; or

            (y) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the First Effective Date or at any time thereafter, are required by the Trust Indenture Act to be contained herein or are contained herein to reflect any provision of the Trust Indenture Act as in effect at such date, this Mortgage shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an Mortgage supplemental hereto to this Mortgage to effect such changes or elimination or evidence such amendment.

      SECTION 1302.   SUPPLEMENTAL MORTGAGES WITH CONSENT OF HOLDERS.

      Subject to the provisions of Section 1301, with the consent of the Holders of not less than 66-2/3% in aggregate principal amount of the Securities of all series then Outstanding under this Mortgage, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into a Mortgage or Mortgages supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Mortgage or modifying in any manner the rights of the Holders of Securities of any series under this Mortgage; provided, however, that on and after the Second Effective Date, any such Mortgage or Mortgages supplemental hereto shall only require the consent of the Holders of not less than a majority (rather than the Holders of not less than 66-2/3%) in aggregate principal amount of the holders the Securities of all series then Outstanding under this Mortgage; and provided, further, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed Mortgage supplemental hereto shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of not less than 66-2/3% (or, on and after the Second Effective Date, not less than a majority) in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental Mortgage shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of not less than 66-2/3% (or, on and after the Second Effective Date, not less than a majority) in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental Mortgage shall, without the consent of the Holder of each Outstanding Security of each series or Tranche so directly affected,

            (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security (other than pursuant to the terms thereof), or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 902, or change the coin or currency (or other property), in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

            (b) except as contemplated by Section 1601(b), deprive such Holder of the benefit of the security of the Lien of this Mortgage; provided that, on and after the Second Effective Date, such consent of the Holders of each Outstanding Security of each series or Tranche so directly affected shall not be required with respect to any Mortgage supplemental hereto that releases one or more properties from the lien of the Mortgage if the lesser of the aggregate Cost or aggregate Fair Value of all properties to be released and theretofore released without the consent of the Holders pursuant to this Section 1302(b) is not greater than 10% of the lesser of the aggregate Cost or aggregate Fair Value of the Mortgaged Property as of the end of the calendar year in which the Second Effective Date occurs. Prior to executing any such supplemental indenture, there shall be delivered to the Trustee (x) an Officers' Certificate stating that, to the knowledge of the signers, no Event of Default has occurred and is continuing and (y) an Experts' Certificate stating, in the judgment of the signers, the aggregate Fair Value of the property to be released and theretofore released without the consent of the Holders pursuant to this Section 1302(b) since the Second Effective Date is not greater than 10% of the aggregate Fair Value of the Mortgaged Property as of the end of the calendar year in which the Second Effective Date occurs;

            (c) reduce the percentage in principal amount of the Outstanding Securities of any series or any Tranche thereof, the consent of the Holders of which is required for any such supplemental Mortgage, or the consent of the Holders of which is required for any waiver of compliance with any provision of this Mortgage or of any default hereunder and its consequences, or reduce the requirements of Section 1404 for quorum or voting;

            (d) modify any of the provisions of this Section, Section 706 or Section 913 with respect to the Securities of any series, or any Tranche thereof, except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Mortgage cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 1011(b), 1014 and 1301(h); or

            (e) modify the provisions of Section 1612 to permit the Company to create Prior Liens or suffer Prior Liens to be created on the Mortgaged Property prior to the time that it is permitted to do so thereunder.

A supplemental Mortgage which (x) changes or eliminates any covenant or other provision of this Mortgage which has expressly been included solely for the benefit of the Holders of, or which is to remain in effect only so long as there shall be Outstanding, Securities of one or more particular series, or one or more Tranches thereof, or (y) modifies the rights of the Holders of Securities of such series or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Mortgage of the Holders of Securities of any other series or Tranche.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental Mortgage, but it shall be sufficient if such Act shall approve the substance thereof.

      Anything in this Mortgage to the contrary notwithstanding, if the Officers' Certificate, supplemental Mortgage or Board Resolution, as the case may be, establishing the Securities of any series or Tranche shall provide that the Company may make certain specified additions, changes or eliminations to or from the Mortgage which shall be specified in such Officers' Certificate, supplemental Mortgage or Board Resolution establishing such series or Tranche, (a) the Holders of Securities of such series or Tranche shall be deemed to have consented to a supplemental Mortgage containing such additions, changes or eliminations to or from the Mortgage which shall be specified in such Officers' Certificate, supplemental Mortgage or Board Resolution establishing such series or Tranche, (b) no Act of such Holders shall be required to evidence such consent and (c) such consent may be counted in the determination of whether or not the Holders of the requisite principal amount of Securities shall have consented to such supplemental Mortgage.

      SECTION 1303.   EXECUTION OF SUPPLEMENTAL MORTGAGES.

      In executing, or accepting the additional trusts created by, any supplemental Mortgage permitted by this Article or the modifications thereby of the trusts created by this Mortgage, the Trustee shall be entitled to receive, and (subject to Section 1001) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental Mortgage is authorized or permitted by this Mortgage and containing the statements required by Section 103. The Trustee may, but shallnot be obligated to, enter into any such supplemental Mortgage which adversely affects the Trustee's own rights, duties, immunities or liabilities under this Mortgage or otherwise.

      SECTION 1304.   EFFECT OF SUPPLEMENTAL MORTGAGES.

      Upon the execution of any supplemental Mortgage under this Article this Mortgage shall be modified in accordance therewith, and such supplemental Mortgage shall form a part of this Mortgage for all purposes; and every Holder of Securities theretofore or thereafter a uthenticated and delivered hereunder shall be bound thereby. Any supplemental Mortgage permitted by this Article may restate this Mortgage in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Mortgage as theretofore in effect for all purposes.

      SECTION 1305.   CONFORMITY WITH TRUST INDENTURE ACT.

      Every supplemental Mortgage executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

      SECTION 1306.   REFERENCE IN SECURITIES TO SUPPLEMENTAL MORTGAGES.

      Securities of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental Mortgage pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental Mortgage. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental Mortgage may be prepared and executed by the Company, and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

      SECTION 1307.   MODIFICATION WITHOUT SUPPLEMENTAL MORTGAGE.

      To the extent, if any, that the terms of any particular series of Securities shall have been established in or pursuant to a Board Resolution or an Officers' Certificate pursuant to a supplemental Mortgage or Board Resolution as contemplated by Section 301, and not in an Mortgage supplemental hereto, additions to, changes in or the elimination of any of such terms may be effected by means of a supplemental Board Resolution or Officers' Certificate pursuant to a Board Resolution or a supplemental Mortgage and complying with the requirements of Section 104, as the case may be, delivered to, and accepted by, the Trustee in writing; provided, however, that such supplemental Board Resolution or Officers' Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Mortgage which would be required to be satisfied if such additions, changes or elimination were contained in a supplemental Mortgage shall have been appropriately satisfied. Upon the written acceptance thereof by the Trustee, any such supplemental Board Resolution or Officers' Certificate shall be deemed to be effective and constitute part of the Mortgage and a supplemental Mortgage hereunder, including for purposes of Section 1614. Such acceptance shall be conveyed by a written instrument signed by a Responsible Officer of the Trustee.

                                  ARTICLE 14



                  MEETINGS OF HOLDERS; ACTION WITHOUT MEETING

      SECTION 1401.   PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

      A meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Mortgage to be made, given or taken by Holders of Securities of such series or Tranches.

      SECTION 1402.   CALL, NOTICE AND PLACE OF MEETINGS.

            (a) The Trustee may at any time call a meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in Section 1401, to be held at such time and at such place as the Trustee shall determine with the approval of the Company. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in
Section 107, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

            (b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, by the Company or by the Holders of 33% in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in Section 1302, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series and Tranches in the amount above specified, as the case may be, may determine the time and the place in the city in which the Corporate Trust Office is located, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection
(a) of this Section.

            (c) Any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Securities of such series or Tranches are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series, or any Tranche or Tranches thereof or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

      SECTION 1403.   PERSONS ENTITLED TO VOTE AT MEETINGS.

      To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be (a) a Holder of one or more Outstanding Securities of such series or Tranches, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series or Tranches by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

      SECTION 1404.   QUORUM; ACTION.

      The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Securities of such series and Tranches; provided, however, that if any action is to be taken at such meeting which this Mortgage expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series and Tranches, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 1405(e), notice of the reconvening of any meeting adjourned for more than 30 days shall be given as provided in Section 1402(a) not less than ten days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series and Tranches which shall constitute a quorum.

      Except as limited by Section 1302, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Mortgage expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class.

      Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

      SECTION 1405. ATTENDANCE AT MEETINGS; DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

            (a) Attendance at meetings of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted.

            (b) Notwithstanding any other provisions of this Mortgage, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 105 and the appointment of any proxy shall be proved in the manner specified in Section 105. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 105 or other proof.

            (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1402(b), in which case the Company or the Holders of Securities of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented in person or by proxy at the meeting, considered as one class.

            (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

            (e) Any meeting duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

      SECTION 1406.   COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

      The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record, in duplicate, of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

      SECTION 1407.   ACTION WITHOUT MEETING.

      In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by one or more written instruments as provided in
Section 105.

                                  ARTICLE 15



        IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS

      SECTION 1501.   LIABILITY SOLELY CORPORATE.

      No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Securities or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Mortgage, against any incorporator, shareholder, member, limited partner, officer, manager or director, as such, past, present or future of the Company or of any predecessor or successor of the Company (either directly or through the Company or a predecessor or successor of the Company), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Mortgage and all the Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, member, limited partner, officer, manager or director, past, present or future, of the Company or of any predecessor or successor of the Company, either directly or indirectly through the Company or any predecessor or successor of the Company, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Mortgage or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Mortgage and the issuance of the Securities.

                                  ARTICLE 16



               POSSESSION, USE AND RELEASE OF MORTGAGED PROPERTY

      SECTION 1601. QUIET ENJOYMENT; EXCEPTED PROPERTY AFTER SECOND EFFECTIVE DATE.

      (a) Unless one or more Events of Default shall have occurred and be continuing, the Company shall be permitted to (i) possess, use and enjoy the Mortgaged Property (except, to the extent not herein otherwise provided, such cash and securities as are expressly required to be deposited with the Trustee); (ii) receive and use all tolls, rents, revenues, earnings, interest, dividends, royalties, issues, income and profits thereof; (iii) purchase, transmit, distribute, store, sell and otherwise deal with and use electricity, gas, water, electric and gas appliances and other products; (iv) use and consume stock in trade, materials and supplies; (v) deal with choices in action (other than pledged securities), leases and contracts and exercise, release or amend the rights and powers conferred upon it thereby; and (vi) alter, repair, maintain, replace, reconstruct, relocate, remove and operate any of its buildings, plants, stations, structures, transmission lines, distribution lines, pipe lines, conduits, mains, machinery, equipment, tools, dams, reservoirs and other real property and tangible personal property, except that none of such real property or tangible personal property may be relocated or removed so as to impair the lien of the Mortgage thereon unless such property is sold, abandoned or otherwise disposed of as permitted by this Section or by Section 1602 or released by the Trustee.

      (b) On and after the Second Effective Date, then, unless an Event of Default shall have happened and be continuing, upon application by the Company and receipt of an Officers' Certificate dated the date of said application, stating that, to the knowledge of the signers, no Event of Default has occurred and is continuing, the Trustee shall execute and deliver to the Company appropriate instruments releasing, to the extent not heretofore released and to the extent hereinbelow provided, the interest, if any, of the Trustee in all right, title and interest of the Company then owned or thereafter acquired in and to the property described in clause (B) of the definition of the term "Excepted Property" set forth in Section 101, whereupon the definition of the term "Excepted Property" set forth in such clause (B) shall automatically become and be in full force and effect and the definition of the term "Excepted Property" set forth in clause (A) of such definition shall automatically cease to be of any further force or effect.

      SECTION 1602.   DISPOSITIONS WITHOUT RELEASE.

      Unless an Event of Default shall have occurred and be continuing, the Company may at any time and from time to time, without any release or consent by, or report to, the Trustee:

            (a) Sell or otherwise dispose of, free from the Lien of this Mortgage, any machinery, equipment, apparatus, towers, transformers, poles, lines, cables, conduits, ducts, conductors, meters, regulators, holders, tanks, retorts, purifiers, odorizers, scrubbers, compressors, valves, pumps, mains, pipes, service pipes, fittings, connections, services, tools, implements, or any other fixtures or personality, then subject to the Lien hereof, which shall have become old, inadequate, obsolete, worn out, unfit, unadapted, unserviceable, undesirable or unnecessary for use in the operations of the Company upon replacing the same by, or substituting for the same, similar or analogous property, or other property performing a similar or analogous function or otherwise obviating the need therefor, having a Fair Value to the Company at least equal to that of the property sold or otherwise disposed of and subject to the Lien hereof, subject to no Liens prior hereto except Permitted Liens and any other Liens to which the property sold or otherwise disposed of was subject;

            (b) Cancel or make changes or alterations in or substitutions for any and all easements, servitudes, rights-of-way and similar rights and/or interests;

            (c) Grant, free from the Lien of this Mortgage, easements, ground leases or rights-of-way in, upon, over and/or across the property or rights-of-way of the Company for the purpose of roads, pipe lines, transmission lines, distribution lines, communication lines, railways, removal or transportation of coal, lignite, gas, oil or other minerals or timber, and other like purposes, or for the joint or common use of real property, rights-of-way, facilities and/or equipment; provided, however, that such grant shall not materially impair the use of the property or rights-of-way for the purposes for which such property or rights-of-way are held by the Company;

            (d)   Abandon any property, if in the opinion of the Company
(i) the abandonment of such property is desirable in the proper conduct of the business and in the operation of the properties of the Company or is otherwise in the best interests of the Company, and (ii) the value and utility generally of all its properties as an entirety and the security for the bonds will not thereby be impaired;

            (e) Sell, surrender, release, abandon or otherwise dispose of, either with or without consideration (provided any consideration received by the Company shall, subject to the provisions of Section 1603, be paid over to the Trustee to be held by it as part of the Mortgaged Property), any easements, rights-of-way, leases, licenses, authority or permits over private property for towers, poles, wires, cables, conduits, pipe lines or mains, or for transmission line or distribution line purposes, if such towers, poles, wires, cables, conduits, pipe lines or mains, or such transmission or distribution lines, have theretofore been sold by the Company or removed by the Company to other property or taken by any municipality or other governmental subdivision by the exercise of a power of eminent domain or similar right or power, and if in the opinion of the Company the value and utility generally of all its properties as an entirety and the security for the bonds will not thereby be impaired; and

            (f) Grant, free from the lien of this Mortgage, either with or without consideration (provided any consideration received by the Company shall, subject to the provisions of Section 1603, be paid over to the Trustee to be held by it as part of the Mortgaged Property), easements, rights-of-way, leases, licenses, authority or permits, for fixed periods of time or in perpetuity, over or with respect to any of the real property constituting part of the Mortgaged Property, if in the opinion of the Company (i) the granting of such easements, rights-of-way, leases, licenses, authority or permits does not substantially impair the continued use and enjoyment by the Company of the real property over or in respect of which such easements, rights-of-way, leases, licenses, authority or permits are granted for the purpose for which such property is used by the Company, and (ii) the value and utility generally of all its properties as an entirety and the security for the bonds will not thereby be impaired.

      SECTION 1603.   RELEASE OF MORTGAGED PROPERTY.

      Unless an Event of Default shall have occurred and be continuing, the Company may obtain the release of any part of the Mortgaged Property, or any interest therein, other than cash held by the Trustee, and the Trustee shall release all its right, title and interest in and to the same from the Lien hereof, upon receipt by the Trustee of:

            (a) A Company Order requesting the release of such property and transmitting therewith a form of instrument or instruments to effect such release;

            (b) An Officers' Certificate stating that, to the knowledge of the signers, no Event of Default has occurred and is continuing;

            (c) An Experts' Certificate made and dated not more than 90 days prior to the first day of the month in which such Company Order is delivered to the Trustee:

                  (i)   Describing the property to be released;

                  (ii) Stating the Fair Value, in the judgment of the signers, of the property to be released;

                  (iii) Stating the Cost of the property to be released (or, if the Fair Value to the Company of such property at the time such property was first included in an Experts' Certificate was less than the Cost thereof, then such Fair Value, in lieu of Cost);

                  (iv) Stating that, in the judgment of the signers, such release will not impair the security under this Mortgage in contravention of the provisions hereof;

                  (v) Stating the aggregate principal amount of Securities and the aggregate principal amount of Secured Debt
Outstanding on the date of such Experts' Certificate; and

                  (vi) Stating that, after giving effect to the transactions contemplated thereby, including payment, from the proceeds thereof, of any taxes and expenses incidental to any sale, exchange, dedication or other disposition of the property to be released, the Company would be permitted by the provisions of Section 401(a) to have authenticated and delivered at least $1.00 of additional Securities;

            (d) The amount in cash, if any, then required to be deposited with the Trustee in order to permit the Company to meet the requirement of clause (c)(vi) above; and

            (e)   An Opinion of Counsel to the effect that:

                  (i) this Mortgage constitutes, or, upon the delivery of, and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in said opinion, will constitute, a direct first mortgage lien, subject only to Permitted Liens, environmental "super lien" laws and specified Prior Liens, upon the interest of the Company in the Property
Additions; provided, however, that on and after the Second Effective
Date, said opinion may also contain an exception for all Prior Liens;
and

                  (ii) the Company has corporate authority to operate such Property Additions.

      If (a) any property to be released from the Lien of this Mortgage under any provision of this Article (other than Section 1607) is subject to a Lien prior to the Lien hereof and is to be sold, exchanged, dedicated or otherwise disposed of subject to such Prior Lien and (b) after such release, such Prior Lien will not be a Lien on any property subject to the Lien hereof, then the Fair Value of such property to be released shall be deemed, for all purposes of this Mortgage, to be the value thereof unencumbered by such Prior Lien less the principal amount of the indebtedness secured by such Prior Lien.

      Any cash deposited with the Trustee pursuant to the provisions of this Section 1603 shall be held as part of the Mortgaged Property and shall be withdrawn, released, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in
Section 1606.

      The right of the Company, under the provisions of Section 1302(b) permitting the release of certain property without the consent of the Holders, shall be separate and apart from, and in addition to, the rights of the Company under this Section and Section 1605.

      SECTION 1604.   PRESERVATION OF LIEN.

      The Company shall maintain and preserve the Lien of this Mortgage so long as any Securities shall remain Outstanding, subject, however, to the provisions of Article Thirteen and Article Sixteen.

      SECTION 1605.   RELEASE OF MINOR PROPERTIES; EFFECTIVE TIME.

      (a) Subsection (b) of this Section 1605 shall be of no force or effect until the Second Effective Date, but shall automatically become and be in full force and effect on and after the Second Effective Date;

      (b) Notwithstanding the provisions of Section 1603, unless an Event of Default shall have occurred and be continuing, the Company may obtain the release from the Lien hereof of any part of the Mortgaged Property, or any interest therein, and the Trustee shall whenever from time to time requested by the Company in a Company Order transmitting therewith a form of instrument or instruments to effect such release, and without requiring compliance with any of the provisions of Section 1603, release from the Lien hereof all the right, title and interest of the Trustee in and to the same provided that the lesser of the aggregate Cost or the aggregate Fair Value of the property to be so released on any date in a given calendar year, together with all other property theretofore released pursuant to this Section 1605 in such calendar year, shall not exceed the greater of (A) $10,000,000 and (B) 3% of the sum of the aggregate principal amount of all (i) Securities and (ii) Secured Debt then Outstanding. Prior to the granting of any such release, there shall be delivered to the Trustee (x) an Officers' Certificate stating that, to the knowledge of the signers, no Event of Default has occurred and is continuing and (y) an Experts' Certificate stating, in the judgment of the signers, the Fair Value of the property to be released, the aggregate Fair Value of all other property theretofore released pursuant to this Section in such calendar year, and that, in the judgment of the signers, the release thereof will not impair the security under this Mortgage in contravention of the provisions hereof.

      SECTION 1606.   WITHDRAWAL OR OTHER APPLICATION OF CASH.

      Except as hereafter in this Section provided, unless an Event of Default shall have occurred and be continuing, any Available Cash held by the Trustee, and any other cash which is required to be withdrawn, used or applied as provided in this Section,

            (a) May be withdrawn from time to time by the Company upon receipt by the Trustee of: (i) a Company Order requesting the withdrawal, use or application of such cash and transmitting appropriate instructions, (ii) an Officers' Certificate stating that, to the knowledge of the signer, no Event of Default has occurred or is continuing; (iii) an Experts' Certificate made and dated not more than 90 days prior to the first day of the month in which such Company Order is delivered to the Trustee stating the aggregate principal amount of Securities and the aggregate principal amount of Secured Debt, in each case Outstanding on the date of such Experts' Certificate, and stating that, after giving effect to the transactions contemplated thereby, (A) the Company would be permitted by the provisions of Section 401(a) to have authenticated and delivered at least $1.00 of additional Securities or, (B) if Company cannot meet this requirement, stating the lesser amount of such cash which could be so withdrawn, used or applied by the Company and still enable the Company to meet the requirements of subsection (A) of this clause (a) of Section 1606, which lesser amount may be so withdrawn; and (iv) an Opinion of Counsel to the effect that:
(1) this Mortgage constitutes, or, upon the delivery of, and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in said opinion, will constitute, a direct first mortgage lien, subject only to Permitted Liens, environmental "super lien" laws and specified Prior Liens, upon the interest of the Company in the Property Additions; provided, however, that on and after the Second Effective Date, said opinion may also contain an exception for all Prior Liens; and (2) the Company has corporate authority to operate such Property Additions.

            (b) May, upon the request of the Company, be used by the Trustee for the purchase of Securities in the manner, at the time or times, in the amount or amounts, at the price or prices and otherwise as directed or approved by the Company, all subject to the limitations hereafter in this Section set forth; or

            (c) May, upon the request of the Company, be applied by the Trustee to the payment (or provision therefor pursuant to Article Eight) at Stated Maturity of any Securities or to the redemption (or similar provision therefor) of any Securities which are, by their terms, redeemable, in each case of such series as may be designated by the Company, any such redemption to be in the manner and as provided in Article Five, all subject to the limitations hereafter in this Section set forth.

      Notwithstanding the generality of clauses (b) and (c) above, no cash to be applied pursuant to such clauses shall be applied to the payment of an amount in excess of the principal amount of any Securities to be purchased, paid or redeemed except to the extent that the aggregate principal amount of all Securities theretofore, and of all Securities then to be, purchased, paid or redeemed pursuant to such clauses is not less than the aggregate cost for principal of, premium, if any, and accrued interest, if any, on and brokerage commissions, if any, with respect to, such Securities.

      SECTION 1607.   RELEASE OF PROPERTY TAKEN BY EMINENT DOMAIN, ETC.

      Should any of the Mortgaged Property, or any interest therein, be taken by exercise of the power of eminent domain or be sold to an entity possessing the power of eminent domain under a threat to exercise the same, and should the Company elect not to obtain the release of such property pursuant to other provisions of this Article, the Trustee shall, upon request of the Company evidenced by a Company Order transmitting therewith a form of instrument or instruments to effect such release, release from the Lien hereof all its right, title and interest in and to the property so taken or sold (or with respect to an interest in property, subordinate the Lien hereof to such interest), upon receiving (a) an Opinion of Counsel to the effect that such property has been taken by exercise of the power of eminent domain or has been sold to an entity possessing the power of eminent domain under threat of an exercise of such power, (b) an Officers' Certificate stating the amount of net proceeds received or to be received for such property so taken or sold, and the amount so stated shall be deemed to be the Fair Value of such property for the purpose of any notice to the Holders of Securities, (c) an Experts' Certificate stating the Cost thereof (or, if the Fair Value to the Company of such portion of such property at the time the same was first included in an Experts' Certificate was less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost) and (d) a deposit by the Company of an amount in cash equal to the Cost or Fair Value stated in the Experts' Certificate delivered pursuant to clause (c) above; provided, however, that the amount required to be so deposited shall not exceed the portion of the net proceeds received or to be received for such property so taken or sold which is allocable on a pro-rata or other reasonable basis to such property; and provided, further, that no such deposit shall be required to be made hereunder if the proceeds of such taking or sale shall, as indicated in an Officers' Certificate delivered to the Trustee, have been deposited with the trustee or other holder of a Prior Lien. Any cash deposited with the Trustee under this Section may, contemporaneously or thereafter, be withdrawn, used or applied in the manner, to the extent and for the purposes,and subject to the conditions, provided in Section 1606.

      SECTION 1608.   SECURED DEBT.

            (a) The Company will cause all Secured Debt to be paid in accordance with its terms at or before the maturity thereof, and will duly and punctually perform all the conditions imposed upon it by any Prior Lien, and will not permit any default under any Prior Lien to occur or continue for the period of grace specified therein.

            (b) Upon the cancellation and discharge of any Prior Lien, or upon the release in any other way of Secured Debt deposited with the trustee or other holder of any other Prior Lien, the Company will (subject to the requirements of any mortgage or other lien securing such Secured Debt) cause any Secured Debt held by the trustee or other holder of the Prior Lien so cancelled or discharged or any Secured Debt so released in any other way to be cancelled, provided that such Secured Debt may be deposited with the trustee or other holder of some other Prior Lien (upon the same property as that mortgaged or pledged to secure the Secured Debt so deposited) if required by the terms thereof.

      The principal of and interest on any such Secured Debt held by the Trustee shall be paid to the Trustee as and when the same become payable. The interest received by the Trustee on any such obligations shall be deemed not to constitute cash and shall be remitted to the Company; provided, however, that if an Event of Default shall have occurred and be continuing, such proceeds shall be held as part of the Mortgaged Property until such Event of Default shall have been cured or waived.

      If any Secured Debt shall be deposited with the Trustee, the Trustee shall have and may exercise all the rights and powers of any owner of such Secured Debt and of all substitutions therefor and, without limiting the generality of the foregoing, may collect and receive all insurance moneys payable to it under any of the provisions thereof and apply the same in accordance with the provisions thereof, may consent to extensions thereof at a higher or lower rate of interest, may join in any plan or plans of voluntary or involuntary reorganization or readjustment or rearrangement and may accept and hold hereunder new obligations, stocks or other securities issued in exchange therefor under any such plan. Any discretionary action which the Trustee may be entitled to take in connection with any such obligations or substitutions therefor shall be taken, so long as no Event of Default shall have occurred and be continuing, in accordance with a Company Order, and, during the continuance of an Event of Default, in its own discretion.

      Anything herein to the contrary notwithstanding, the Company may irrevocably waive all rights with respect to any Secured Debt held by the Trustee, and the proceeds of any such obligations, by delivery to the Trustee of a Company Order:

      (x) Specifying such obligations and stating that the Company thereby waives all rights to the proceeds thereof pursuant to this Section, and any other rights with respect thereto; and

      (y) Directing that the principal of such obligations be applied as provided in clause (c) in the first paragraph of Section 1606, specifying the Securities to be paid or redeemed or for the payment or redemption of which payment is to be made.

      Following any such waiver, the interest on any such obligations shall be applied to the payment of interest, if any, on the Securities to be paid or redeemed or for the payment or redemption of which provision is to be made, as specified in the aforesaid Company Order, as and when such interest shall become due from time to time, and any excess funds remaining from time to time after such application shall be applied to the payment of interest on any other Securities as and when the same shall become due. Pending any such application, the interest on such obligations shall be invested in Investment Securities as shall be selected by the Company and specified in written instructions delivered to the Trustee. The principal of any such obligations shall be applied solely to the payment of principal of the Securities to be paid or redeemed or for the payment or redemption of which provision is to be made, as specified in the aforesaid Company Order. Pending such application, the principal of such obligations shall be invested in Eligible Obligations as shall be selected by the Company and specified in written instructions delivered to the Trustee. The obligation of the Company to pay the principal of such Securities when the same shall become due at maturity, shall be offset and reduced by the amount of the proceeds of such obligations then held, and to be applied, by the Trustee in accordance with this paragraph.

      SECTION 1609.   DISCLAIMER OR QUITCLAIM.

      In case the Company has sold, exchanged, dedicated or otherwise disposed of, or has agreed or intends to sell, exchange, dedicate or otherwise dispose of, or a Governmental Authority has ordered the Company to divest itself of, any Excepted Property or any other property not subject to the Lien hereof, or the Company desires to disclaim or quitclaim title to property to which the Company does not purport to have title, the Trustee shall, from time to time, disclaim or quitclaim such property upon receipt by the Trustee of the following:

            (a) A Company Order requesting such disclaimer or quitclaim and transmitting therewith a form of instrument to effect such disclaimer or quitclaim;

            (b) An Officers' Certificate describing the property to be disclaimed or quitclaimed; and

            (c) An Opinion of Counsel stating the signer's opinion that such property is not subject to the Lien hereof or required to be subject thereto by any of the provisions hereof and complying with the requirements of Section 103 of this Mortgage.

      SECTION 1610.  MISCELLANEOUS.

            (a) The Experts' Certificate as to the Fair Value of property to be released from the Lien of this Mortgage in accordance with any provision of this Article, and as to the nonimpairment, by reason of such release, of the security under this Mortgage in contravention of the provisions hereof, shall be made by an Independent Expert if the Fair Value of such property and of all other property released since the commencement of the then current calendar year, as set forth in the certificates required by this Mortgage, is 10% or more of the aggregate principal amount of all Securities then Outstanding; but such Experts' Certificate shall not be required to be made by an Independent Expert in the case of any release of property if the Fair Value thereof, as set forth in the certificates required by this Mortgage, is less than $25,000 or less than 1% of the aggregate principal amount of all Securities then Outstanding. To the extent that the Fair Value of any property to be released from the Lien of this Mortgage shall be stated in an Independent Experts' Certificate, such Fair Value shall not be required to be stated in any other Experts' Certificate delivered in connection with such release.

            (b) No release of property from the Lien of this Mortgage effected in accordance with the provisions, and in compliance with the conditions, set forth in this Article and in Sections 103 and 104 shall be deemed to impair the security of this Mortgage in contravention of any provision hereof.

            (c) If the Mortgaged Property shall be in the possession of a receiver or trustee, lawfully appointed, the powers hereinbefore conferred upon the Company with respect to the release of any part of the Mortgaged Property or any interest therein or the withdrawal of cash may be exercised, with the approval of the Trustee, by such receiver or trustee, notwithstanding that an Event of Default may have occurred and be continuing, and any request, certificate, appointment or approval made or signed by such receiver or trustee for such purposes shall be as effective as if made by the Company or any of its officers or appointees in the manner herein provided; and if the Trustee shall be in possession of the Mortgaged Property under any provision of this Mortgage, then such powers may be exercised by the Trustee in its discretion notwithstanding that an Event of Default may have occurred and be continuing.

            (d) If the Company shall retain any interest in any property released from the Lien of this Mortgage as provided in Section 1603 or 1605, this Mortgage shall not become or be, or be required to become or be, a Lien upon such property or such interest therein or any improvements, extensions or additions to such property or renewals, replacements or substitutions of or for such property or any part or parts thereof unless the Company shall execute and deliver to the Trustee an Mortgage supplemental hereto, in recordable form, containing a grant, conveyance, transfer and mortgage thereof. As used in this subsection, the terms "improvements", "extensions" and "additions" shall be limited as set forth in Section 1201.

            (e) Notwithstanding the occurrence and continuance of an Event of Default, the Trustee, in its discretion, may release from the Lien hereof any part of the Mortgaged Property or permit the withdrawal of cash, upon compliance with the other conditions specified in this
Article in respect thereof.

            (f) No purchaser or grantee of property purporting to have been released hereunder shall be bound to ascertain the authority of the Trustee to execute the instrument or instruments of release, or to inquire as to any facts required by the provisions hereof for the exercise of such authority; nor shall any purchaser or grantee of any property or rights permitted by this Article to be sold, granted, exchanged, dedicated or otherwise disposed of, be under obligation to ascertain or inquire into the authority of the Company to make any such sale, grant, exchange, dedication or other disposition.

      SECTION 1611.  MAINTENANCE OF PROPERTIES.

      The Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) the Mortgaged Property, considered as a whole, to be maintained and kept in good condition, repair and working order and shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) to be made such repairs, renewals, replacements, betterments and improvements thereof, as, in the judgment of the Company, may be necessary in order that the operation of the Mortgaged Property, considered as a whole, may be conducted in accordance with common industry practice; provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any portion of the Mortgaged Property if such discontinuance is in the judgment of the Company desirable in the conduct of its business; and provided, further, that nothing in this Section shall prevent the Company from selling, transferring or otherwise disposing of, or causing the sale, transfer or other disposition of, any portion of the Mortgaged Property in compliance with the other Articles of this Mortgage.

      SECTION 1612.  PAYMENT OF TAXES; DISCHARGE OF LIENS.

      The Company shall pay all taxes and assessments and other governmental charges lawfully levied or assessed upon the Mortgaged Property, or upon any part thereof, or upon the interest of the Trustee in the Mortgaged Property, before the same shall become delinquent, and shall observe and conform in all material respects to all valid requirements of any Governmental Authority relative to the Mortgaged Property and all covenants, terms and conditions upon or under which any of the Mortgaged Property is held; and the Company shall not voluntarily suffer any Lien to be created upon the Mortgaged Property, or any part thereof, prior to the Lien hereof, other than (a) Permitted Liens and Prior Liens, (b) in the case of property hereafter acquired, Purchase Money Liens and any other Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, the Lien of any Prior Lien); provided, however, that prior to (but not on or after) the Second Effective Date the Company shall not create Prior Liens or suffer Prior Liens to be created on the Mortgaged Property; provided further, however, that nothing in this Section contained shall require the Company (i) to observe or conform to any requirement of Governmental Authority or to cause to be paid or discharged, or to make provision for, any such Lien, or to pay any such tax, assessment or governmental charge so long as the validity thereof shall be contested in good faith and by appropriate legal proceedings, (ii) to pay, discharge or make provisions for any tax, assessment or other governmental charge, the validity of which shall not be so contested if adequate security for the payment of such tax, assessment or other governmental charge and for any penalties or interest which may reasonably be anticipated from failure to pay the same shall be given to the Trustee or (iii) to pay, discharge or make provisions for any Liens existing on the Mortgaged Property at the First Effective Date; and provided, further, that nothing in this Section shall prohibit the issuance or other incurrence of additional indebtedness, or the refunding of outstanding indebtedness, secured by any Lien prior to the Lien hereof which is permitted under this Section to continue to exist.

      SECTION 1613.  INSURANCE.

            (a) The Company shall (i) keep or cause to be kept all the property subject to the Lien of this Mortgage insured against loss by fire, to the extent that property of similar character is usually so insured by companies similarly situated and operating like properties, to a reasonable amount, by reputable insurance companies, the proceeds of such insurance (except as to any particular loss less than the greater of (A) $10,000,000 and (B) 3% of the aggregate principal amount of all Securities and Secured Debt Outstanding on the date of such particular loss and, if such insurance also covers any Excepted Property, except as to any loss of such Excepted Property) to be made payable, subject to applicable law, to the Trustee as the interest of the Trustee may appear, to the trustee of a Prior Lien, or to the trustee or other holder of any other Lien prior hereto upon property subject to the Lien hereof, if the terms thereof require such payment or (ii) in lieu of or supplementing such insurance in whole or in part, adopt some other method or plan of protection against loss by fire at least equal in protection to the method or plan of protection against loss by fire of companies similarly situated and operating properties subject to similar fire hazards or properties on which an equal primary fire insurance rate has been set by reputable insurance companies; and if the Company shall adopt such other method or plan of protection, it shall, subject to applicable law (and except as to any particular loss less than the greater of (x) $10,000,000 and (y) 3% of the aggregate principal amount of all Securities and Secured Debt Outstanding on the date of such particular loss and, if such other method or plan of protection also covers any Excepted Property, except as to any loss of such Excepted Property) pay to the Trustee on account of any loss covered by such method or plan an amount in cash equal to the amount of such loss less any amounts otherwise paid to the Trustee in respect of such loss or paid to the trustee under a Prior Lien or to the trustee or other holder of any other Lien prior hereto upon property subject to the Lien hereof in respect of such loss if the terms thereof require such payment. Any cash so required to be paid by the Company pursuant to any such method or plan shall for the purposes of this Mortgage be deemed to be proceeds of insurance. In case of the adoption of such other method or plan of protection, the Company shall furnish to the Trustee a certificate of an actuary or other qualified person appointed by the Company with respect to the adequacy of such method or plan.

      Anything herein to the contrary notwithstanding, the Company may have fire insurance policies with (i) a deductible provision in a dollar amount per occurrence not exceeding the greater of (a) $10,000,000 and
(b) 3% of the aggregate principal amount of all Securities and Secured Debt Outstanding on the date such policy goes into effect, and/or (ii) co-insurance or self insurance provisions with a dollar amount per occurrence not exceeding 30% of the loss proceeds otherwise payable; provided, however, that the dollar amount described in clause (i) above may be exceeded to the extent such dollar amount per occurrence is below the deductible amount in effect as to fire insurance (x) on property of similar character insured by companies similarly situated and operating like property or (y) on property as to which an equal primary fire insurance rate has been set by reputable insurance companies.

            (b) All moneys paid to the Trustee by the Company in accordance with this Section or received by the Trustee as proceeds of any insurance, in either case on account of a loss on or with respect to Mortgaged Property, shall, subject to the requirements of any Prior Lien or other Lien prior hereto upon property subject to the Lien hereof, be held by the Trustee and, subject as aforesaid, shall be paid by it to the Company to reimburse the Company for an equal amount expended or committed for expenditure in the rebuilding, renewal and/or replacement of or substitution for the property destroyed or damaged, upon receipt by the Trustee of:

                  (i)   A Company Request requesting such payment,

                  (ii)  An Experts' Certificate:

                        (A)   Describing the property so damaged or
destroyed;

                        (B) Stating the Cost of such property (or, if the Fair Value to the Company of such property was first included in an Experts' Certificate was less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost) or, if such damage or destruction shall have affected only a portion of such property, stating the allocable portion of such Cost or Fair Value;

                        (C)   Stating the amounts so expended or
committed for expenditure in the rebuilding, renewal, replacement of and/or substitution for such property; and

                        (D) Stating the Fair Value to the Company of such property as rebuilt or renewed or as to be rebuilt or renewed and/or of the replacement or substituted property, and if

                              (I)   Within 6 months prior to the date of
acquisition thereof by the Company, such property has been used or operated, by a person or persons other than the Company, in a business similar to that in which it has been or is to be used or operated by the Company, and

                              (II)  The Fair Value to the Company of
such property as set forth in such Experts' Certificate is not less than $25,000 and not less than 1% of the aggregate principal amount of all Securities then Outstanding,

                        the Expert making the statement required by this clause (D) shall be an Independent Expert, and

                  (iii) an Opinion of Counsel stating that, in the opinion of the signer, the property so rebuilt or renewed or to be rebuilt or renewed, and/or the replacement property, is or will be subject to the Lien hereof.

      Any such moneys not so applied within 36 months after its receipt by the Trustee, or in respect of which notice in writing of intention to apply the same to the work of rebuilding, renewal, replacement or substitution then in progress and uncompleted shall not have been given to the Trustee by the Company within such 36 months, or which the Company shall at any time notify the Trustee is not to be so applied, shall thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 1606; provided, however, that if the amount of such moneys shall exceed the amount stated pursuant to clause
(B) in the Experts' Certificate referred to above, the amount of such excess shall not be subject to Section 1606 and shall be remitted to or upon the order of the Company upon the withdrawal, use or application of the balance of such moneys pursuant to Section 1606.

            (c) Whenever under the provisions of this Section the Company is required to deliver moneys to the Trustee and at the same time shall have satisfied the conditions set forth herein for payment of moneys by the Trustee to the Company, there shall be paid to or retained by the Trustee or paid to the Company, as the case may be, only the net amount.

      SECTION 1614.  RECORDING, FILING, ETC.

      The Company shall cause this Mortgage and all Mortgages and instruments supplemental hereto (or notices, memoranda or financing statements as may be recorded or filed to place third parties on notice thereof) to be promptly recorded and filed and re-recorded and re-filed in such manner and in such places, as may be required by law in order fully to preserve and protect the security of the Holders of the Securities and all rights of the Trustee, and shall furnish to the
Trustee:

            (a) Promptly after the execution and delivery of this Mortgage and of each Supplemental Mortgage, an Opinion of Counsel either stating that in the opinion of such counsel this Mortgage or such Supplemental Mortgage (or any other instrument, resolution, certificate, notice, memorandum or financing statement in connection therewith) has been properly recorded and filed, so as to make effective the Lien intended to be created hereby or thereby, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such Lien effective. The Company shall be deemed to be in compliance with this subsection (a) if (i) the Opinion of Counsel herein required to be delivered to the Trustee shall state that this Mortgage or such Supplemental Mortgage, (or any other instrument, resolution, certificate notice, memorandum or financing statement in connection therewith) has been received for record or filing in each jurisdiction in which it is required to be recorded or filed and that, in the opinion of such counsel (if such is the case), such receipt for record or filing makes effective the Lien intended to be created by this Mortgage or such Supplemental Mortgage, and (ii) such opinion is delivered to the Trustee within such time, following the date of such Supplemental Mortgage, as shall be practicable having due regard to the number and distance of the jurisdictions in which this Mortgage or such Supplemental Mortgage (or such other instrument, resolution, certificate, notice, memorandum or financing statement in connection therewith) is required to be recorded or filed; and

            (b) On or before December 1 of each year, beginning December 1, 2005, an Opinion of Counsel stating either (i) that in the opinion of such counsel such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this subsection
(b) or the first Opinion of Counsel furnished pursuant to subsection
(a) of this Section, with respect to the recording, filing, re-recording, and re-filing of this Mortgage and of each Supplemental Mortgage (or any other instrument, resolution, certificate, notice, memorandum or financing statement in connection therewith), as is necessary to maintain the effectiveness of the Lien hereof, and reciting such action, or (ii) that in the opinion of such counsel no such action is necessary to maintain the effectiveness of such Lien.

      The Company shall execute and deliver such Supplemental Mortgage or Mortgages and such further instruments and do such further acts as may be necessary or proper to carry out the purposes of this Mortgage and to make subject to the Lien hereof any property hereafter acquired, made or constructed and intended to be subject to the Lien hereof, and to transfer to any new trustee or trustees or co-trustee or co-trustees, the estate, powers, instruments or funds held in trust hereunder.

      SECTION 1615.  EFFECTIVE TIME FOR CERTAIN PROVISIONS

      All provisions hereof shall, unless otherwise specified herein, or except as may be specified in the terms and conditions of any series or Tranche of Securities (in which case such terms and conditions of any such series or Tranche of Securities shall be applicable to such series or Tranche of Securities), be of full force and effect on and after the First Effective Date, except that the provisions of (i) the expanded definitions of Excepted Property and of Permitted Liens contained in
Section 101, (ii) Sections 401(b)(v)(1), 1603(e)(i) and 1606(a)
permitting the Opinion of Counsel to specify that the Mortgage may be subject to Prior Liens, (iii) Section 801 to the extent that it applies to Securities issued after January 1, 2004, (iv) Section 802(b),
(v) Section 1302 permitting supplemental indentures (a) modifying the Mortgage with the consent of a majority in principal amount of all Securities then Outstanding and (b) permitting the release from the lien of this Mortgage of one or more properties having a value of up to 10% of the lesser of the aggregate Cost or aggregate Fair Value of the Mortgaged Property, (vi) Section 1601(b), (vii) Section 1605(b), and
(viii) Section 1612 permitting the creation of Prior Liens on the Mortgaged Property shall, in each case, be of no force and effect prior to the Second Effective Date but shall automatically become of full force and effect on and after the Second Effective Date, all in accordance with the provisions of such Sections; and the definitions of Excepted Property and of Permitted Liens and the provisions of Sections 401(b)(v)(1), 801, 802(b),1302, 1601(b), 1603(e)(i), 1605(b), 1606(a)
and 1612 which are specified to be in effect only prior to the Second Effective Date shall automatically cease to be of any further force or effect on and after the Second Effective
Date.


                   * * * * * * * * * * * * * * * * * * * *

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      (The testimonium clause, signatures and acknowledgments to the original Indenture of Mortgage and Deed of Trust have been omitted herein, but remain applicable hereto.)